UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: July 1, 2004 - December 31, 2004

Item 1: Reports to Shareholders

A N N U A L R E P O R T
2004
Pennsylvania Mutual Fund

Royce Micro-Cap Fund

Royce Premier Fund

Royce Low-Priced Stock Fund

Royce Total Return Fund

Royce TrustShares Fund

Royce Opportunity Fund

Royce Special Equity Fund

Royce Select Fund

Royce Value Fund

Royce Value Plus Fund

Royce Technology Value Fund

Royce 100 Fund

Royce Discovery Fund Royce Financial Services Fund	TheRoyceFund
Royce Dividend Value Fund www.roycefunds.com	VALUE INVESTING IN SMALL COMPANIES FOR MORE THAN 30 YEARS

SELECTION GUIDE

INVESTMENT UNIVERSE

For more than 30 years, Royce & Associates has utilized a disciplined value approach to invest in smaller companies. Our universe is comprised of three markets: micro-, small- and mid-cap companies. (Segments representing more than 20% of a Fund’s assets are indicated in the table below.)

Micro-Cap-Market Caps less than $500 million
The micro-cap segment is comprised of approximately 5,900 companies with more than $620 billion in total capitalization. It offers many choices, but faces significant trading difficulties, including limited trading volumes and higher volatility.
Small-Cap-Market Caps between $500 million and $2.5 billion
The small-cap segment encompasses approximately 1,750 companies with a total capitalization of more than $2.0 trillion. It is more efficient, offering greater trading volumes and narrower bid/ask spreads.
Mid-Cap-Market Caps between $2.5 billion and $5 billion
The mid-cap segment includes approximately 450 companies with more than $1.5 trillion in total capitalization. It includes companies that generally are more established businesses that attract greater institutional interest and therefore enjoy greater liquidity.

PORTFOLIO APPROACH

Funds are diversified according to our view of the attendant risks within each portfolio’s investment universe and approach. A Fund investing primarily in micro-caps, for example, will generally hold relatively smaller positions in a larger number of securities, while a small- or mid-cap oriented fund will typically hold larger positions in a relatively limited number of securities.

Diversified A Royce diversified portfolio is one that holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

Limited A Royce limited portfolio is one that either (i) invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

VOLATILITY

Each Fund’s volatility is measured using Morningstar’s Overall Risk Ratio, which measures variations in a Fund’s monthly returns, with an emphasis on downside performance. The Overall Risk Ratio is a weighted combination of a Fund’s three-, five- and 10-year scores, if applicable. Each Fund’s results reflect its score compared against all small-cap objective funds tracked by Morningstar with at least three years of history (388 funds as of 12/31/04). We consider funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility, and those in the bottom third to have high volatility.

CURRENT PORTFOLIO CHARACTERISTICS
	Portfolio Composition (as of 12/31/04)*			Portfolio Approach		Volatility (as of 12/31/04)
Fund Name	Micro	Small	Mid	Limited	Diversified	Low	Moderate	High
Pennsylvania Mutual	■	■			■	■

Royce Micro-Cap	■				■		■

Royce Premier		■	■	■		■

Royce Low-Priced Stock	■	■			■		■

Royce Total Return		■	■		■	■

Royce TrustShares	■	■		■			■

Royce Opportunity	■	■			■			■

Royce Special Equity	■	■		■		■

Royce Select		■		■			■

Royce Value		■		■			■

Royce Value Plus	■	■		■				■

Royce Technology Value	■	■		■		—	—	—

Royce 100		■		■		—	—	—

Royce Discovery	■				■	—	—	—

Royce Financial Services	■	■	■	■		—	—	—

Royce Dividend Value		■	■	■		—	—	—
* A larger ■ indicates where a Fund’s Weighted Average Market Capitalization falls.

	PERFORMANCE TABLE

	AVERAGE ANNUAL TOTAL RETURNS Through December 31, 2004
					10-year/Since
	FUND	1-Year	3-Year	5-Year	Inception (Date)
	Pennsylvania Mutual Fund[1]	20.23%	15.26%	16.49%	14.77%

	Royce Micro-Cap Fund[1]	15.78	15.22	17.07	15.27

	Royce Premier Fund[1]	22.82	16.27	15.08	14.75

	Royce Low-Priced Stock Fund	13.64	11.07	16.26	17.63

	Royce Total Return Fund[1]	17.52	14.55	15.56	15.75

	Royce TrustShares Fund[1,2]	17.95	10.45	12.65	19.19		12/27/95

	Royce Opportunity Fund[1]	17.51	19.02	18.84	19.27		11/19/96

	Royce Special Equity Fund[1]	13.91	18.80	20.59	12.13		5/1/98

	Royce Select Fund[2]	16.70	14.22	16.36	20.39		11/18/98

	Royce Value Fund	30.94	15.62	n/a	18.78		6/14/01

	Royce Value Plus Fund	28.19	25.27	n/a	27.78		6/14/01

	Royce Technology Value Fund	-9.64	14.28	n/a	14.26		12/31/01

	Royce 100 Fund	27.24	n/a	n/a	25.50		6/30/03

	Royce Discovery Fund	13.35	n/a	n/a	22.83		10/3/03

	Royce Financial Services Fund	15.08	n/a	n/a	15.08		12/31/03

	Royce Dividend Value Fund	n/a	n/a	n/a	13.00	[3]	5/3/04

	Russell 2000	18.33	11.48	6.61	11.54

[1]   All performance, risk and expense information reflects Investment Class results. Shares of the Funds’ Consultant Class, and/or Financial Intermediary Class bear an annual distribution expense that is not borne by or is higher than the Fund’s Investment Class shares.

[2]   The one-year results for Royce TrustShares and Royce Select Fund are adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

[3]   Not annualized.

	Pennsylvania Mutual Fund’s average annual total return for the 30-year period ended 12/31/04 was 19.19%.

	IMPORTANT PERFORMANCE AND RISK INFORMATION

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective prospectus). Please read the prospectus carefully before investing or sending money.

2 | THE ROYCE FUNDS ANNUAL REPORT 2004

LETTER TO OUR SHAREHOLDERS

Dear Shareholder,
     We have redesigned and reformatted our Annual Report for 2004 to focus on the information required by SEC regulations. It now includes Managers’ Discussions of Fund Performance and Financial Statements for all 16 of our open-end mutual funds. We have also created a new publication, the Annual Review, which features more wide-ranging commentary on the stock market as a whole and the Funds’ portfolios. We hope that you find the material in each book useful and informative.
     2004 was generally a positive one for the stock market as a whole, with small-cap securities enjoying a performance advantage over their large-cap counterparts. The small-cap oriented Russell 2000 index rose 18.3% in 2004, compared to respective gains of 10.9% and 8.6% for the S&P 500 and the Nasdaq Composite. For the sixth consecutive year, the Russell 2000 index outperformed the S&P 500. Two thousand four also marked the fourth out of the last five calendar years in which the Russell 2000 outpaced the Nasdaq Composite. Small-cap value stocks also enjoyed a strong year in 2004, which can be seen in the calendar-year performances of The Royce Funds. In contrast to 2003, a year in which micro-cap and Technology companies reigned supreme, 2004 was in general kinder to the upper tier of small-cap, as well as to individual companies in diverse sectors such as Natural Resources, Finance and Industrial Products (to name just a few strong-performing areas). The trend toward larger, arguably higher-quality, small-cap stocks dominating performance within the asset class was established early in the year, an unsurprising development given the red-hot performance of many micro-cap and Tech stocks in 2003.
     We believe that The Royce Funds’ performances generally were strong on an absolute basis in 2004 as well as over market cycles and long-term periods. While we would love to beat each Fund’s respective benchmark during any particular performance period, we want to be clear that it remains our goal to achieve strong absolute returns over full market cycle and other long-term performance periods.
     We appreciate your continued support.

Sincerely,

Charles M. Royce
     President

January 31, 2005

For more than 30 years, we have used various value approaches to invest in smaller-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. At times, we may also look at other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

THE ROYCE FUNDS ANNUAL REPORT 2004 | 3

PENNSYLVANIA MUTUAL FUND†

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/04
Managers’ Discussion
It was full steam ahead for our flagship Pennsylvania Mutual Fund (PMF) in 2004. PMF was up 20.2% for the calendar year, outpacing its small-cap benchmark, the Russell 2000, which was up 18.3% for the same period. The Fund trailed the small-cap index only in the fourth-quarter rally (+10.1% versus +14.1%). The Fund’s 12-month return was strong on an absolute basis, which matters to us more than consistently beating the benchmark. For the periods ended 12/31/04, the Fund was up 110.2% from the prior small-cap market peak on 3/9/00 (versus a gain of 14.5% for the Russell 2000) and 94.8% from the small-cap market trough on 10/9/02, a period that saw the Russell 2000 gain 104.8%. These results were unsurprising based on the Fund’s historical performance patterns of outperforming the small-cap index in flat or down markets and lagging somewhat during more bullish periods. PMF outperformed the Russell 2000 for the one-, three-, five-, 10-, 15-, 20- and 25-year periods ended 12/31/04. The Fund’s average annual total return for the 30-year period ended 12/31/04 was 19.2%, a long-term record that makes us very proud.
     2004’s small-cap returns were dominated by strong performances from stocks in the energy industry, and in this respect the Fund’s results were perfectly in line with those of its selection universe. Companies in the Natural Resources sector made the most significant contribution to performance, with overall dollar gains more than 30% higher than those in Health, the portfolio’s next-best performing sector. Energy services, and oil and gas stocks led the way. While a few precious metals and mining companies were in the black by the end of the year, the group as a whole posted net losses in 2004. The recovering economy gave a boost to many small-cap stocks, which have performed well historically in improving economies. Several holdings in each of the Industrial Products, Consumer Products, Consumer Services and Financial Intermediaries sectors turned in positive performances. Six of the Fund’s 10 best performances on a dollar basis came from stocks that finished the year as top-ten holdings: steel producer IPSCO, contract drilling and oil and gas exploration company Unit Corporation, construction aggregates business Florida Rock Industries, nutritional and cosmetic product direct marketer Nu Skin Enterprises, electronic payments business eFunds Corporation, and toy and collectibles manufacturer RC2 Corporation.

Includes reinvestment of distributions.

†  All performance and risk information for PMF reflects Investment Class results. Shares of PMF’s Consultant Class bear an annual distribution expense that is not borne by the Investment Class.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	July-December 2004*			11.10%

	1-Year			20.23

	3-Year			15.26

	5-Year			16.49

	10-Year			14.77

	20-Year			13.38

	25-Year			14.60

	30-Year			19.19
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	PMF	Year	PMF
	2004	20.2%	1996	12.8%

	2003	40.3	1995	18.7

	2002	-9.2	1994	-0.7

	2001	18.4	1993	11.3

	2000	18.4	1992	16.2

	1999	6.0	1991	31.8

	1998	4.2	1990	-11.5

	1997	25.0	1989	16.7

	TOP 10 POSITIONS (% of Net Assets)
	IPSCO			1.4%

	Unit Corporation			1.2

	eFunds Corporation			1.2

	Nu Skin Enterprises Cl. A			1.2

	Florida Rock Industries			1.2

	Simpson Manufacturing			1.2

	Ensign Resource Service Group			1.1

	Endo Pharmaceuticals Holdings			1.0

	RC2 Corporation			1.0

	Winnebago Industries			1.0

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Natural Resources			14.3%

	Consumer Products			13.2

	Technology			12.6

	Health			12.0

	Industrial Products			10.9

	Consumer Services			9.8

	Financial Intermediaries			7.7

	Industrial Services			3.9

	Financial Services			1.7

	Miscellaneous			3.5

	Cash and Cash Equivalents			10.4

4 | THE ROYCE FUNDS ANNUAL REPORT 2004

ROYCE MICRO-CAP FUND†

Manager’s Discussion
After a red-hot 2003, the performance of micro-cap stocks cooled down in 2004—at least compared to their siblings in small-cap’s upper tier—but never grew cold enough to prevent Royce Micro-Cap Fund (RMC) from having a solid year on an absolute basis. The Fund was up 15.8% in 2004, underperforming its small-cap benchmark, the Russell 2000, which was up 18.3% for the same period. RMC was ahead of the benchmark through the first three quarters, but the fourth-quarter rally was kinder to small-cap growth issues. As a result, the Fund lost ground to the Russell 2000 in the quarter (+10.7% versus +14.1%). For the periods ended 12/31/04, RMC gained 93.6% from the previous small-cap market peak on 3/9/00 and 109.3% from the small-cap market trough on 10/9/02, versus respective returns of 14.5% and 104.8% for the small-cap benchmark. The strong market cycle results helped the Fund maintain a long-term performance edge over the Russell 2000. RMC outperformed the Russell 2000 for the three-, five-, 10-year and since inception (12/31/91) periods ended 12/31/04. The Fund’s average annual total return since inception was 16.0%.
     Just as stocks from the energy industry led small-caps as a whole in 2004, holdings in the Natural Resources sector made the greatest positive dollar-based impact on the Fund’s performance. Within the sector, net gains from RMC’s holdings in energy services dominated. In fact, total net gains in the Fund’s energy services stocks not only outpaced those for all of the Fund’s other industry groups in 2004, they were higher than those for all of its sectors as well. On an absolute basis, four of the Fund’s top 10 performers—and seven of its top 20 performers—were energy services stocks, including its number one gainer, piping and oil drilling equipment maker Trican Well Service. Also within Natural Resources, precious metals and mining companies rallied in the third quarter, but, with the exception of Western Silver and NovaGold Resources, declined again in the fourth quarter, completing a disappointing year for an industry whose long-term prospects we still like. Health stocks continued their generally robust performance, with the largest gains coming from companies in the drugs and biotech industry, such as number-two performer DUSA Pharmaceuticals, a company that develops drugs and lighting devices for use in the detection and treatment of skin diseases. Net gains for holdings in the second-best performing Health sector were more than double that of RMC’s next-best performing sector, Industrial Products.

Includes reinvestment of distributions.

†   All performance and risk information for RMC reflects Investment Class results. Shares of RMC’s Consultant Class and Financial Intermediary Class bear an annual distribution expense that is not borne by the Investment Class.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.
AVERAGE ANNUAL TOTAL RETURNS Through 12/31/04
July-December 2004*			8.72%

1-Year			15.78

3-Year			15.22

5-Year			17.07

10-Year			15.27

Since Inception (12/31/91)			15.96
* Not annualized.

CALENDAR YEAR TOTAL RETURNS
Year	RMC	Year	RMC
2004	15.8%	1997	24.7%

2003	52.6	1996	15.5

2002	-13.4	1995	19.1

2001	23.1	1994	3.6

2000	16.7	1993	23.7

1999	13.7	1992	29.4

1998	-3.3

TOP 10 POSITIONS (% of Net Assets)
Trican Well Service			1.9%

Exponent			1.3

Northern Orion Resources			1.2

Carlisle Holdings			1.2

Input/Output			1.2

Western Silver			1.1

Pason Systems			1.1

Total Energy Services			1.1

Tesco Corporation			1.1

Dawson Geophysical			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Natural Resources			20.0%

Technology			16.2

Health			15.7

Industrial Products			10.3

Industrial Services			8.0

Financial Intermediaries			6.4

Consumer Services			5.1

Consumer Products			3.9

Financial Services			1.0

Miscellaneous			4.9

Cash and Cash Equivalents			8.5

THE ROYCE FUNDS ANNUAL REPORT 2004 | 5

ROYCE PREMIER FUND†

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/04
Managers’ Discussion
Royce Premier Fund (RPR) enjoyed performance worthy of its name in 2004 with a strong absolute return. The Fund gained 22.8% in 2004 versus a return of 18.3% for its small-cap benchmark, the Russell 2000. RPR outpaced the Russell 2000 in the year’s first three quarters, most significantly posting positive returns in both the more tepid second quarter (+4.7%) and more bearish third quarter (+0.3%). Therefore, although the Fund lagged its benchmark in the dynamic fourth-quarter rally (+8.4% versus +14.1%), it still turned in an impressive calendar-year showing on an absolute and relative basis. We do not always mind if the Fund lags during strong upswings in the market as long as it loses less on the downside, which is exactly what occurred in 2004. For the periods ended 12/31/04, RPR’s market-cycle performances reflected this goal. From the previous small-cap market peak on 3/9/00, the Fund was well ahead of the Russell 2000 (+97.9% versus +14.5%), while from the recent small-cap market trough on 10/9/02, RPR narrowly trailed its benchmark (+99.6% versus +104.8%). The Fund outperformed the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/31/91) periods ended 12/31/04. RPR’s average annual total return since inception was 14.2%.
     In our June report, we wrote of an at-that-time brief return to quality within small-cap following dominant performances from Technology and micro-cap stocks in 2003. That mostly held true for the reminder of 2004, with the exception of the fourth quarter, a period which saw a rebound for Tech and micro-cap issues. RPR’s two largest sectors, Natural Resources and Industrial Products, made the greatest positive dollar impact on performance, more than 70% ahead of the portfolio’s third best-performing group, Industrial Services. Net gains in Natural Resources were mitigated by the disappointing showing of Hecla Mining Company in the precious metals and mining category. Similar to the six-month period ended 6/30/04, individual positions had a dramatic impact on calendar-year performance, though net gains were not as tightly concentrated on 2004’s top-two dollar-based gainers—piping and oil drilling equipment maker Trican Well Service and construction aggregates company Florida Rock Industries—as they were in the year’s first half. Strong performances could be found in each of the Fund’s nine sectors, all of which posted net gains for the year.

Includes reinvestment of distributions.

†  All performance and risk information for RPR reflects Investment Class results. Shares of RPR’s Consultant Class and Financial Intermediary Class bear an annual distribution expense that is not borne by the Investment Class.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	July-December 2004*			8.74%

	1-Year			22.82

	3-Year			16.27

	5-Year			15.08

	10-Year			14.75

	Since Inception (12/31/91)			14.21
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RPR	Year	RPR
	2004	22.8%	1997	18.4%

	2003	38.7	1996	18.1

	2002	-7.8	1995	17.8

	2001	9.6	1994	3.3

	2000	17.1	1993	19.0

	1999	11.5	1992	15.8

	1998	6.7

	TOP 10 POSITIONS (% of Net Assets)
	Florida Rock Industries			2.9%

	Nu Skin Enterprises Cl. A			2.7

	Ensign Resource Service Group			2.7

	Endo Pharmaceuticals Holdings			2.7

	Simpson Manufacturing			2.6

	Alleghany Corporation			2.6

	Winnebago Industries			2.4

	Trican Well Service			2.3

	Lincoln Electric Holdings			2.2

	Thor Industries			2.2

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Natural Resources			15.1%

	Industrial Products			14.1

	Technology			12.3

	Consumer Products			11.2

	Health			8.9

	Financial Intermediaries			7.8

	Industrial Services			7.0

	Consumer Services			6.1

	Financial Services			2.7

	Cash and Cash Equivalents			14.8

6 | THE ROYCE FUNDS ANNUAL REPORT 2004

ROYCE LOW-PRICED STOCK FUND

Manager’s Discussion
The performance of Royce Low-Priced Stock Fund (RLP) in 2004 could easily inspire mixed emotions. On the one hand, there is the disappointment of relative underperformance. RLP was up 13.6% in 2004 versus a gain of 18.3% for its small-cap benchmark, the Russell 2000. On the other hand, there is the satisfaction of a solid absolute return. Despite understanding the frustration that some investors may feel regarding the Fund’s recent relative performance, we believe that it’s more important to seek strong absolute returns over long-term and full market cycle periods. From that perspective, we were pleased with the Fund’s results. RLP was well ahead of the Russell 2000 from the previous small-cap market peak on 3/9/00 through 12/31/04, gaining 102.0% versus a return of 14.5% for the small-cap index. The Fund was also competitive with the Russell 2000 from the small-cap market trough on 10/9/02 through 12/31/04, up 98.6% versus a gain of 104.8% for the benchmark. RLP outperformed the Russell 2000 for the five-year, 10-year and since inception (12/15/93) periods ended 12/31/04. The Fund’s average annual total return since inception was 16.2%.
     With the exception of Consumer Products (home to three of the Fund’s five poorest performing stocks on a dollar basis), each of the Fund’s sectors posted net gains, including much-beleaguered Technology. The winner in terms of dollar-based net gains was the Natural Resources sector. Companies in its energy services group, such as seismic acquisition imaging technology provider Input/Output and land-based drilling contractor and well services provider Ensign Resource Service Group, were chiefly responsible for most of the sector’s net gains, which outpaced all of the Fund’s other sectors, never mind its other industry groups. A strong third-quarter rally and a sterling calendar-year performance from top-ten holding Meridian Gold helped to mitigate the otherwise dismal performances of holdings of precious metals and mining companies. The group as a whole posted a net loss in 2004 and, along with the Consumer Services sector, bears primary responsibility for RLP’s relative underperformance. However, we held large positions in several precious metals and mining stocks at the end of the year because we still believe that they offer long-term performance potential. Holdings in the Consumer Services, Health, Industrial Products and Industrial Services sectors posted solid net gains for the year.

Includes reinvestment of distributions.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.
AVERAGE ANNUAL TOTAL RETURNS Through 12/31/04
July-December 2004*	7.49%

1-Year	13.64

3-Year	11.07

5-Year	16.26

10-Year	17.63

Since Inception (12/31/93)	16.16
* Not annualized.

CALENDAR YEAR TOTAL RETURNS
Year	RLP
2004	13.6%

2003	44.0

2002	-16.3

2001	25.1

2000	24.0

1999	29.8

1998	2.4

1997	19.5

1996	22.8

1995	22.5

1994	3.0

TOP 10 POSITIONS (% of Net Assets)
IPSCO	1.9%

Nu Skin Enterprises Cl. A	1.9

eFunds Corporation	1.9

Meridian Gold	1.8

Unit Corporation	1.7

Ensign Resource Service Group	1.6

Endo Pharmaceuticals Holdings	1.6

Perot Systems Cl. A	1.5

Perrigo Company	1.5

Glamis Gold	1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Natural Resources	19.4%

Technology	14.2

Health	11.3

Consumer Products	9.9

Consumer Services	8.8

Industrial Products	6.5

Industrial Services	6.5

Financial Intermediaries	4.8

Financial Services	1.9

Miscellaneous	4.9

Cash and Cash Equivalents	11.8

THE ROYCE FUNDS ANNUAL REPORT 2004 | 7

ROYCE TOTAL RETURN FUND†

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/04
Manager’s Discussion
Royce Total Return Fund (RTR) was up 17.5% in 2004, while its small-cap benchmark, the Russell 2000, gained 18.3%. However, we were not at all disappointed by the Fund’s calendar-year results because we believe that it achieved a strong return on an absolute basis, which is a more important goal to us than beating the small-cap index. RTR was ahead of the Russell 2000 for the year-to-date period ended 9/30/04, but lost just enough ground in the rally that actually began following the interim small-cap trough on 8/12/04 to slightly underperform for the year. The Fund was up 10.4% in the fourth quarter compared to a gain of 14.1% for the benchmark. Over market cycle and longer-term periods, the Fund maintained a performance edge over the Russell 2000. Although it lagged the small-cap index from the small-cap market trough on 10/9/02 through 12/31/04 (+74.0% versus +104.8%), RTR handily outperformed the Russell 2000 from the previous small-cap market peak on 3/9/00 through 12/31/04 (+112.3% versus +14.5%). In addition, the Fund outpaced the small-cap index for the three-, five-, 10-year and since inception (12/15/93) periods ended 12/31/04. RTR’s average annual total return since inception was 14.7%.
     Holdings in the Industrial Products sector made the greatest dollar-based positive impact on the Fund’s performance, including strong turns by top-ten holdings such as construction materials producer (and long-time holding) Florida Rock Industries and yard and turf maintenance product manufacturer The Toro Company. Each is a conservatively capitalized, low-debt business. Insurance was another area that posted strong net gains on a dollar basis. Commerce Group, Leucadia National, Zenith National Insurance and Alleghany Corporation made up 40% of the Fund’s top-ten holdings at the end of 2004. Each was also one of the 30 top dollar gainers in the Fund. A strong market share in the niche businesses of pork processing and shipping, as well as an attractively low price-earnings ratio, were just two factors that attracted us to top performer Seaboard Corporation. Its price more than tripled in 2004. Portfolio losses were relatively few and clustered in the otherwise-profitable Consumer Products and Consumer Services sectors.

Includes reinvestment of distributions.

†  All performance and risk information for RTR reflects Investment Class results. Shares of RTR’s Consultant Class and Financial Intermediary Class bear an annual distribution expense that is not borne by the Investment Class.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	July-December 2004*	10.47%

	1-Year	17.52

	3-Year	14.55

	5-Year	15.56

	10-Year	15.75

	Since Inception (12/15/93)	14.67
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RTR
	2004	17.5%

	2003	30.0

	2002	-1.6

	2001	14.8

	2000	19.4

	1999	1.6

	1998	4.8

	1997	23.7

	1996	25.5

	1995	26.9

	1994	5.1

	TOP 10 POSITIONS (% of Net Assets)
	Canadian Government Bonds	2.2%

	Alliance Capital Management Holding L.P.	0.8

	Vornado Realty Trust	0.8

	Toro Company (The)	0.6

	Commerce Group	0.6

	Brady Corporation Cl. A	0.6

	Nuveen Investments Cl. A	0.6

	Alleghany Corporation	0.6

	Leucadia National	0.5

	Zenith National Insurance	0.5

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Industrial Products	18.7%

	Financial Intermediaries	13.2

	Industrial Services	10.0

	Natural Resources	7.6

	Financial Services	6.2

	Consumer Products	6.2

	Technology	5.1

	Consumer Services	4.7

	Health	4.2

	Utilities	1.5

	Miscellaneous	5.0

	Bonds and Preferred Stocks	3.7

	Treasuries, Cash and Cash Equivalents	13.9

8 | THE ROYCE FUNDS ANNUAL REPORT 2004

ROYCE TRUSTSHARES FUND†

Manager’s Discussion
Solid returns seemed to be the gift that small- and micro-cap stocks kept on giving in 2004. For the year, Royce TrustShares Fund (RTS) was up 20.4%, ahead of its small-cap benchmark, the Russell 2000, which was up 18.3% for the same period. The Fund’s quarterly results for the year were somewhat anomalous. RTS beat the Russell both in the dynamic first quarter (when it may have been expected to lag) and in the more tepid second quarter, before losing ground to the small-cap index in the bearish third quarter (-3.5% versus -2.9%). The Fund then only narrowly trailed the Russell 2000 in the bullish fourth quarter (+14.0% versus +14.1%). Over long-term and full market cycle periods, the Fund’s returns were also notable. For the periods ended 12/31/04, RTS outperformed the Russell 2000 from both the previous small-cap market peak on 3/9/00 (+70.4% versus +14.5%) and was behind only slightly from the small-cap market trough on 10/9/02 (+98.9% versus +104.8%). The Fund also held a performance edge over its benchmark for the five-year and since inception (12/27/95) periods ended 12/31/04. The Fund’s average annual total return since inception was 19.2%.
     RTS’s holdings in the Health sector made the greatest positive dollar impact on performance in 2004, maintaining the place they occupied in the year’s first half. Most of the sector’s net gains came from its top performer, Elan Corporation, a multinational drug and biotech company whose shares we first purchased in the Fund in December 2003 before selling our position in September 2004. Small-cap value enjoyed a terrific year, with many stocks in finance and several industrial areas posting net gains, especially those from the upper tier of the small-cap universe. In addition, companies in the energy industry also performed well. Many of the Fund’s holdings in these areas benefited from the robust investor interest in these businesses, with gains coming from the transportation and logistics, energy services, investment management, and financial information and processing industries. Holdings in the Technology sector also showed a slight net gain at year end, boosted by the fourth-quarter rally that helped the performance of many growth issues. Net losses were mostly found among the Technology and tech-based Industrial Services companies such as semiconductor products maker Newport Corporation and information technology (IT) and offshore outsourcing services firm iGate Corporation.

Includes reinvestment of distributions.

†  All performance and risk information for RTS reflects Investment Class results. Shares of RTS’s Consultant Class bear an annual distribution expense that is higher than that of the Investment Class.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.
	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/04
	July-December 2004*	9.98%

	1-Year	20.35

	1-Year (net)[1]	17.95

	3-Year	10.45

	5-Year	12.65

	Since Inception (12/27/95)	19.19
*	Not annualized.
[1]	One-year results are adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

	CALENDAR YEAR TOTAL RETURNS
	Year	RTS
	2004	20.4%

	2003	38.1

	2002	-18.9

	2001	20.5

	2000	11.7

	1999	41.8

	1998	19.5

	1997	26.0

	1996	25.6

	TOP 10 POSITIONS (% of Net Assets)
	Alliance Capital Management Holding L.P.	2.3%

	Input/Output	2.2

	Ritchie Bros. Auctioneers	1.9

	E*TRADE Financial	1.9

	Nuveen Investments Cl. A	1.9

	Sotheby’s Holdings Cl. A	1.8

	Lincoln Electric Holdings	1.8

	Delta Apparel	1.8

	Lowrance Electronics	1.6

	Pegasystems	1.6

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Technology	24.9%

	Industrial Services	12.3

	Health	11.1

	Financial Services	11.0

	Industrial Products	5.5

	Natural Resources	4.5

	Consumer Services	4.4

	Consumer Products	3.1

	Financial Intermediaries	1.9

	Miscellaneous	4.5

	Cash and Cash Equivalents	16.8

THE ROYCE FUNDS ANNUAL REPORT 2004 | 9

ROYCE OPPORTUNITY FUND†

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/04
Manager’s Discussion
In a year in which the stock market saw frequent, though not very extreme, volatility, Royce Opportunity Fund (ROF) sought to make the best of it when it came to security selection. The Fund was up 17.5% in 2004, versus a gain of 18.3% for its small-cap benchmark, the Russell 2000. After narrowly outperforming the benchmark in 2004’s first half, the Fund lost ground in the bearish third quarter, when it was down 4.5% compared to a decline of 2.9% for the Russell 2000. ROF then enjoyed a strong fourth quarter, in which it bested the small-cap index (+14.9% versus +14.1%), though not by a large enough margin to close the (admittedly small) performance gap for the calendar year. On an absolute basis, we were certainly pleased with ROF’s calendar-year performance, as we were with the Fund’s longer-term and market cycle results. For the periods ended 12/31/04, the Fund beat the Russell 2000 from both the previous small-cap peak on 3/9/00 (+101.5% versus +14.5%) and the small-cap trough on 10/9/02 (+152.8% versus +104.8%). ROF also outperformed its benchmark for the three-year, five-year and since inception (11/19/96) periods ended 12/31/04. The Fund’s average annual total return since inception was 19.3%.
     Companies in the Industrial Products sector made the most significant positive impact on performance in 2004, with net gains that more than tripled those of any of the Fund’s other sectors. However, the last 12 months were truly a stock-picker’s market and tended to favor larger small-cap companies, particularly in energy and finance. Unlike the past few years, 2004 also revealed no small industry groups that looked especially attractive to us as a whole. Fortunately, two large groups that we began to buy more actively near the end of 2003 provided the Fund with considerable gains in 2004—aerospace and industrial stocks. Aerospace, as well as specialty chemicals and materials companies each provided a larger net gain than six of the Fund’s nine sectors. The former group was responsible for more than 85% of the year’s net gains in Technology issues. Although solid gains could be found in all of the Fund’s other sectors as well, in general we felt that turnarounds were slower to materialize than we initially suspected.

Includes reinvestment of distributions.

†  All performance and risk information for ROF reflects Investment Class results. Shares of ROF’s Financial Intermediary Class bear an annual distribution expense that is not borne by the Investment Class.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	July-December 2004*	9.74%

	1-Year	17.51

	3-Year	19.02

	5-Year	18.84

	Since Inception (11/19/96)	19.27
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	ROF
	2004	17.5%

	2003	72.9

	2002	-17.0

	2001	17.3

	2000	19.9

	1999	32.3

	1998	4.9

	1997	20.8

	TOP 10 POSITIONS (% of Net Assets)
	Oregon Steel Mills	0.9%

	UNOVA	0.9

	Titanium Metals	0.8

	Hexcel Corporation	0.8

	Warnaco Group (The)	0.7

	Timken Company (The)	0.7

	McGrath RentCorp	0.6

	Scholastic Corporation	0.6

	Dillard’s Cl. A	0.6

	Mosaic Company (The)	0.6

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Technology	30.6%

	Industrial Products	25.7

	Industrial Services	8.6

	Consumer Services	8.4

	Consumer Products	5.2

	Health	4.6

	Natural Resources	3.0

	Financial Intermediaries	1.8

	Financial Services	0.9

	Utilities	0.2

	Miscellaneous	4.6

	Cash and Cash Equivalents	6.4

10 | THE ROYCE FUNDS ANNUAL REPORT 2004

ROYCE SPECIAL EQUITY FUND†

Manager’s Discussion
On an absolute basis, 2004 held good news for Royce Special Equity Fund (RSE), while on a relative basis, things were a bit disappointing. The Fund was up 13.9% in 2004, trailing its small-cap benchmark, the Russell 2000, which gained 18.3% for the same period. The key to the performance differential between RSE and its benchmark was the explosive fourth-quarter return of the Russell 2000 (+7.9% versus +14.1%). RSE did well, as one might have expected, in the generally difficult market that had characterized the months between April and mid-August. However, the Fund underperformed in the bullish period following the interim small-cap trough on 8/12/04 through 12/31/04. From the time the market began to favor more volatile and growth-oriented securities, we were challenged, although not unexpectedly. We typically anticipate underperforming in more aggressive and/or speculative environments, just as we anticipate outperforming the small-cap index in more difficult or flat market periods. Over longer-term and market cycle periods, there was good news on both an absolute and relative basis. For the periods ended 12/31/04, RSE was far ahead of the Russell 2000 from the previous small-cap market peak on 3/9/00 (+152.5% versus +14.5%). The Fund outperformed the Russell 2000 for the three-year, five-year and since inception (5/1/98) periods ended 12/31/04. RSE’s average annual total return since inception was 12.1%.
     The Fund’s selection process puts primary emphasis on 12-month trailing metrics, such as balance sheet quality, earnings in relation to enterprise value and returns on invested capital. These (and other) screens help us to find small-cap stocks that we believe offer absolute value at discounted prices. The formulas typically exclude many businesses in areas such as energy, finance, utilities and technology for various reasons. The Fund’s underperformance versus the Russell 2000 can also be viewed as a function of its absolute value bias that underweighted energy and financial stocks, the two best-performing areas of small-cap in 2004. Industrial stocks trailed only those two groups, so it’s not surprising that the Fund’s two industrial-based sectors led the way on a dollar basis. Especially strong performances came from material handling products maker Cascade Corporation, fastener, fitting and other industrial supply distributor Lawson Products and poultry processing company Sanderson Farms. Impressive gains could also be found in the Consumer Products and Services sectors.

Includes reinvestment of distributions.

†  All performance and risk information for RSE reflects Investment Class results. Shares of RSE’s Consultant Class and Financial Intermediary Class bear an annual distribution expense that is not borne by the Investment Class.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.
	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/04
	July-December 2004*	4.65%

	1-Year	13.91

	3-Year	18.80

	5-Year	20.59

	Since Inception (5/1/98)	12.13
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RSE
	2004	13.9%

	2003	27.6

	2002	15.3

	2001	30.8

	2000	16.3

	1999	-9.6

	TOP 10 POSITIONS (% of Net Assets)
	Borders Group	3.4%

	Banta Corporation	3.2

	Lubrizol Corporation	2.6

	Bandag Cl. A	2.5

	Bio-Rad Laboratories Cl. A	2.5

	Lancaster Colony	2.5

	American Woodmark	2.4

	Schweitzer-Mauduit International	2.3

	Hilb Rogal & Hobbs Company	2.2

	BJ’s Wholesale Club	2.2

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Industrial Products	24.4%

	Consumer Services	19.9

	Consumer Products	17.3

	Industrial Services	15.7

	Health	5.0

	Financial Services	2.2

	Miscellaneous	1.3

	Cash and Cash Equivalents	14.2

THE ROYCE FUNDS ANNUAL REPORT 2004 | 11

ROYCE SELECT FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/04
Manager’s Discussion
The stock market’s shift to higher-quality small-cap stocks was a boon to the calendar-year performance of Royce Select Fund. The Fund gained 19.1% in 2004, a return that outpaced its small-cap benchmark, the Russell 2000, which was up 18.3% for the same period. Much of RSF’s outperformance can be attributed to a strong return in the first half (+8.9% versus +6.8% for the small-cap index) and its ability to lose less in the bearish third quarter (-0.2% versus -2.9%). Thus, when the Fund lost ground to the Russell 2000 in the fourth-quarter rally (+9.3% versus +14.0%), its strong results through the first three quarters prevented it from falling behind for the calendar year. Over market cycle and other long-term periods, RSF showed impressive performance both on an absolute and relative basis. For the periods ended 12/31/04, the Fund beat the small-cap index from the previous small-cap market peak on 3/9/00 (+101.2% versus +14.5%) and from the small-cap trough on 10/9/02 (+119.0% versus 104.8%). RSF also outperformed the Russell 2000 for the three-year, five-year and since inception (11/18/98) periods ended 12/31/04. The Fund’s average annual total return since inception was 20.4%.
     As the market shifted toward quality in 2004, the Fund was able to profit, with several larger, more conservatively capitalized holdings posting strong net gains. Depending on how one chooses to see it, our security selection was either highly skilled or very fortuitous. Stocks from finance and the energy industry led small-cap as a whole in 2004, and the Fund’s holdings in these areas were no exceptions. Although they were a relatively small percentage of the portfolio’s net assets at the end of the year, stocks in the Natural Resources sector had the greatest positive dollar-based impact on performance, especially those in the oil and gas, and energy services industries. In the RSF’s two financial sectors, we had success with SEI Investments, a firm that provides investment technology and asset management services, and investment manager Nuveen Investments. Industrial Companies from the Fund’s product- and service-based sectors also did well, as did several companies in the Health sector. Net losses for the calendar year could mostly be found among the portfolio’s Technology holdings, with broadband communications services provider Level 3 Communications, security-based technology provider ManTech International and IT and outsourcing consultant Syntel posting the largest dollar-based net losses.

Includes reinvestment of distributions.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	July-December 2004*	9.31%

	1-Year	19.08

	1-Year (net)[1]	16.70

	3-Year	14.22

	5-Year	16.36

	Since Inception (11/18/98)	20.39
*	Not annualized.

[1]	One-year results are adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years.

	CALENDAR YEAR TOTAL RETURNS
	Year	RSF
	2004	19.1%

	2003	48.7

	2002	-15.8

	2001	24.5

	2000	15.0

	1999	35.4

	TOP 10 POSITIONS (% of Net Assets)
	Input/Output	3.3%

	SEI Investments	2.8

	E*TRADE Financial	2.7

	Polo Ralph Lauren Cl. A	2.7

	ADTRAN	2.7

	Rayonier	2.7

	Ritchie Bros. Auctioneers	2.7

	Nuveen Investments Cl. A	2.5

	Arrow International	2.5

	Hot Topic	2.4

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Technology	29.9%

	Financial Services	12.1

	Health	10.9

	Industrial Services	8.7

	Financial Intermediaries	8.3

	Natural Resources	7.9

	Industrial Products	6.2

	Consumer Products	4.2

	Consumer Services	3.6

	Miscellaneous	1.9

	Cash and Cash Equivalents	6.3

12 | THE ROYCE FUNDS ANNUAL REPORT 2004

ROYCE VALUE FUND

Managers’ Discussion
With 2004 having been such a strong year for small-cap value stocks, there was something fitting about a portfolio with “value” in its name enjoying a good year as well. Royce Value Fund (RVV) was up an impressive 30.9% in 2004, well ahead of its small-cap benchmark, the Russell 2000, which was up 18.3% for the same period. What was most significant to us about RVV’s calendar-year results was how the Fund stayed ahead of the small-cap index throughout the year. In the solid first, more tepid second, bearish third and bullish fourth quarters, RVV led the Russell 2000. It is certainly not common historically for a small-cap value fund to outperform in more robust market upturns, but the Fund managed to do just that. From the small-cap market trough on 10/9/02 through 12/31/04, RVV outpaced the Russell 2000 with a gain of 161.6% versus 104.8% for the Russell 2000. For the period ended 12/31/04, the Fund was also ahead of its benchmark from the interim small-cap peak on 4/5/04 (+16.6% versus +8.4%). In addition, RVV lagged only slightly from the subsequent interim small-cap trough on 8/12/04 (+24.5% versus +26.6%). These two time periods were admittedly brief, and we make a habit of not putting much stock in any short-term performance period, but we were nonetheless pleased with the Fund’s ability to do well in both up and down shorter time periods. The Fund held a performance edge over its benchmark for the three-year and since inception (6/14/01) periods ended 12/31/04. RVV’s average annual total return since inception was 18.8%.
     Each of the Fund’s nine sectors posted net gains on a dollar basis for the year, with companies from a wide variety of industries contributing to 2004’s terrific results. Losses were felt at the individual stock level, with frozen dessert distributor CoolBrands International and toymaker Leapfrog Enterprises posting the largest losses on a dollar basis. Holdings in the Natural Resources sector led in terms of overall net dollar gains in the portfolio, which was consistent with the impressive performance of stocks in the energy industry within small-cap as a whole. A supply squeeze first drove commodity prices higher, which in turn helped to boost stock prices. The energy services industry group posted the largest net gains in the sector, with the price of seismic data technology acquisition firm Input/Output rising, along with those of top-ten holdings Trican Well Service and Ensign Resource Service Group. Another top-ten holding, steel and fabricating business IPSCO also enjoyed a strong year.

Includes reinvestment of distributions.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.
	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/04
	July-December 2004*	15.30%

	1-Year	30.94

	3-Year	15.62

	Since Inception (6/14/01)	18.78
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RVV
	2004	30.9%

	2003	54.3

	2002	-23.5

	TOP 10 POSITIONS (% of Net Assets)
	Cimarex Energy	2.9%

	Ensign Resource Service Group	2.8

	eFunds Corporation	2.7

	Trican Well Service	2.5

	Winnebago Industries	2.5

	Alleghany Corporation	2.5

	Sybase	2.5

	IPSCO	2.4

	Polo Ralph Lauren Cl. A	2.4

	St. Mary Land & Exploration Company	2.2

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Natural Resources	22.4%

	Consumer Products	12.3

	Technology	10.2

	Consumer Services	9.2

	Financial Intermediaries	9.0

	Industrial Products	8.3

	Health	5.1

	Financial Services	3.5

	Industrial Services	1.5

	Cash and Cash Equivalents	18.5

THE ROYCE FUNDS ANNUAL REPORT 2004 | 13

ROYCE VALUE PLUS FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/04
Managers’ Discussion
Royce Value Plus Fund (RVP) was up 28.2% in 2004, well ahead of its small-cap benchmark, the Russell 2000, which was up 18.3% for the same period. RVP’s success was due in part to its strong performance during the more difficult second and third quarters, when prices fell following a dynamic first quarter. During the six-month period from 3/31/04 through 9/30/04, the Fund outperformed the Russell 2000, up 2.1% versus a loss of 2.4% for the small-cap index. RVP also bested the benchmark in the first quarter (+11.1% versus +6.3%) and lagged slightly during the bullish fourth-quarter rally (+13.0% versus +14.1). We were pleased with the Fund’s results during both up and down periods in 2004. For the periods ended 12/31/04, RVP held a performance edge over the Russell 2000 from both the small-cap market trough on 10/9/02 (+185.6% versus +104.8%) and from the interim small-cap peak on 4/5/04 (+12.1% versus +8.4%). RVP trailed the small-cap index by only a small margin from the subsequent interim small-cap trough on 8/12/04 (+25.4% versus +26.6%). The Fund outperformed the Russell 2000 for the three-year and since inception (6/14/01) periods ended 12/31/04. RVP’s average annual total return since inception was 27.8%.
     The Fund’s four largest sectors at 12/31/04—Natural Resources, Health, Technology and Industrial Products—also made the largest contributions on a dollar basis to its performance, with Natural Resources and Industrial Products leading the way. Within small-cap, stocks from the energy industry dominated, as commodity shortages and ensuing price increases helped the performance of several stocks. In RVP’s portfolio, the energy services group did so well as a whole that its total net gains on a dollar basis were greater than all but two of the portfolio’s sectors. Top-ten holdings Trican Well Service, a piping and oil drilling equipment maker, and Ensign Resource Service Group, a land-based drilling contractor and well services provider, enjoyed strong years. Steel company IPSCO (also a top-ten position) was the top gainer on a dollar basis in the Industrial Products sector, while Orchid BioSciences, a genetic testing services business, led holdings in Health. Technology was home to several holdings that finished the year in the black, helped by the strong rally in the fourth quarter, though it was also home to two of the Fund’s largest dollar-based losing stocks, PalmSource and Kongzhong Corporation.

Includes reinvestment of distributions.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	July-December 2004*	12.79%

	1-Year	28.19

	3-Year	25.27

	Since Inception (6/14/01)	27.78
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RVP
	2004	28.2%

	2003	79.9

	2002	-14.7

	TOP 10 POSITIONS (% of Net Assets)
	Trican Well Service	2.3%

	eFunds Corporation	2.3

	IPSCO	2.3

	Ensign Resource Service Group	2.2

	Nu Skin Enterprises Cl. A	2.0

	Perrigo Company	1.8

	Pason Systems	1.7

	Possis Medical	1.7

	Hecla Mining Company	1.6

	Glamis Gold	1.6

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Natural Resources	17.0%

	Health	16.0

	Technology	15.3

	Industrial Products	10.7

	Industrial Services	8.2

	Consumer Products	5.7

	Consumer Services	4.1

	Financial Services	2.3

	Financial Intermediaries	1.3

	Miscellaneous	4.3

	Cash and Cash Equivalents	15.1

14 | THE ROYCE FUNDS ANNUAL REPORT 2004

ROYCE TECHNOLOGY VALUE FUND

Managers’ Discussion
Small-cap Technology stocks endured a difficult 2004, and the rally that began in mid-August was not enough in many cases to shore up previously negative stock returns. The tough times for Tech were fully felt in Royce Technology Value Fund’s (RTV) portfolio. The Fund lost 9.6% in 2004, underperforming both its small-cap benchmark, the Russell 2000, which gained 18.3% and the Technology sector of the Russell 2500 Index, which lost 2.0% for the same period. The fact that both the Fund and the Tech stocks in the Russell 2500 index of micro-, small- and mid-cap companies posted negative results gives some indication of the poor market for Technology issues in 2004. The fourth-quarter recovery was certainly welcome—RTV was up 17.4% and the Russell 2500 Technology sector gained 19.5% for the same period, but the double-digit rally could not undo the previous months’ poor performance. Still, we were pleased that the Fund outperformed its benchmark in the bullish period from the interim small-cap trough on 8/12/04 through 12/31/04, up 33.4% versus 26.6% for the Russell 2000. In addition, the Fund outperformed the Russell 2000 for the three-year and since inception (12/31/01) periods ended 12/31/04. RTV’s average annual total return since inception was 14.3%.
     Some of the give-back in Tech returns was understandable in light of the dynamic performance the sector enjoyed in 2003. However, we were surprised at the indiscriminate nature of the sell-off, especially since the business of many Tech companies remained robust once the selling began in earnest during February. In addition, the popularity of more traditional value areas in 2004, such as industrial and financial companies, seemed to work against the Fund. Value investors avoided Technology stocks, perhaps due to the sector’s (well-earned) reputation for volatility, while other investors seemed less enthused by the more conservatively capitalized companies that we seek for RTV’s portfolio, perhaps more attracted by the prospect of short-term gains. Share prices of Verity, The SCO Group, PC-Tel and Autobytel all experienced double-digit declines during 2004. The SCO Group faced further delays and legal battles in attempting to reap rewards from its intellectual property rights. Verity did not realize value from its acquisitions as quickly or as significantly as we expected. Its earnings remained flat despite double-digit revenue growth. In our view, investors appeared to be focused on larger-cap companies that generated substantial current earnings to complement their already healthy balance sheets rather than on the improving fundamentals of Technology companies.

Includes reinvestment of distributions.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.
	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/04
	July-December 2004*	-4.80%

	1-Year	-9.64

	3-Year	14.28

	Since Inception (12/31/01)	14.26
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RTV
	2004	-9.6%

	2003	90.7

	2002	-13.4

	TOP 10 POSITIONS (% of Net Assets)
	SCO Group (The)	4.3%

	ValueClick	3.9

	CyberSource Corporation	3.8

	S1 Corporation	3.3

	Arris Group	3.0

	Internet Capital Group	2.9

	Eclipsys Corporation	2.7

	infoUSA	2.7

	Jacada	2.7

	Scientific-Atlanta	2.6

	INDUSTRY GROUP BREAKDOWN % of Net Assets
	Software	26.3%

	Internet Software and Services	26.0

	Telecommunications	11.2

	Advertising and Publishing	6.6

	Health Services	5.0

	Components and Systems	3.7

	Commercial Services	2.8

	Semiconductors and Equipment	2.6

	Other Consumer Services	2.2

	IT Services	2.2

	Other Financial Intermediaries	1.7

	Information and Processing	1.1

	Miscellaneous	3.5

	Cash and Cash Equivalents	5.1

THE ROYCE FUNDS ANNUAL REPORT 2004 | 15

ROYCE 100 FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/04
Manager’s Discussion
It seemed as if thousands of stocks in the small-cap universe did well in 2004, and we were fortunate to have selected a few for Royce 100 Fund’s (ROH) limited portfolio of small- and micro-cap stocks. The Fund was up 27.2% in 2004, out in front of its small-cap benchmark, the Russell 2000, which was up 18.3% for the same period. Although the Fund outperformed the small-cap index in 2004’s second half (+12.1% versus +10.8%), ROH put greater distance between itself and the benchmark in the first half, when it beat the Russell 2000 in both the first-quarter uptick (+9.0% versus +6.3%) and the more stagnant second quarter (+4.2% versus +0.5%). Although the Fund has only been in existence a short time, we are very pleased with its results during its brief tenure. For the periods ended 12/31/04, ROH outperformed the Russell 2000 from the interim small-cap peak on 4/5/04 (+12.9% versus +8.4%) and trailed the small-cap index only narrowly from the interim small-cap trough on 8/12/04 (+24.1% versus +26.6%). The Fund trailed the Russell 2000 for the since inception (6/30/03) period ended 12/31/04. ROH’s average annual total return since inception was 25.5%.
     Each of the Fund’s nine sectors posted net gains on a dollar basis. Finance and energy stocks led small-cap overall, and the Fund’s holdings in these areas also enjoyed terrific performance in 2004. However, holdings in the Fund’s largest sector, Industrial Products, made the greatest positive impact on performance on a dollar basis, led by steel and fabrication company IPSCO and safety product manufacturer, Brady Corporation. Within Natural Resources, the Fund had success with oil and gas companies such as Bill Barrett, Diamond Offshore Drilling and Tom Brown. Energy services companies also shined, with strong net gains coming from top-10 holdings Trican Well Service, a piping and oil drilling equipment maker, and Ensign Resource Service Group, a land-based drilling contractor and well services provider. Electronic transaction specialist eFunds Corporation led the way among the Fund’s finance-based holdings. Although the Technology sector made it into the black following the fourth-quarter rally, we were nonetheless disappointed by the performance of IT service provider Syntel, semiconductor products maker Newport Corporation and electronics design and testing services business Plexus Corporation.

Includes reinvestment of distributions.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	July-December 2004*	12.05%

	1-Year	27.24

	Since Inception (6/30/03)	25.50
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	ROH
	2004	27.2%

	TOP 10 POSITIONS (% of Net Assets)
	eFunds Corporation	1.7%

	Ensign Resource Service Group	1.5

	Briggs & Stratton	1.5

	Federated Investors Cl. B	1.5

	Exar Corporation	1.5

	Arrow International	1.5

	Cognex Corporation	1.4

	Trican Well Service	1.4

	Perrigo Company	1.4

	Bandag Cl. A	1.4

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Industrial Products	15.4%

	Technology	13.1

	Consumer Services	10.0

	Industrial Services	9.3

	Financial Services	8.8

	Health	8.8

	Natural Resources	8.4

	Consumer Products	3.7

	Financial Intermediaries	3.3

	Miscellaneous	4.2

	Cash and Cash Equivalents	15.0

16 | THE ROYCE FUNDS ANNUAL REPORT 2004

ROYCE DISCOVERY FUND

Manager’s Discussion
2004 was not the terrific year for micro-cap stocks that 2003 was, a fact that can be seen from the 12-month performance of Royce Discovery Fund (RDF). The Fund underperformed its small-cap benchmark in 2004, with a gain of 13.4% versus a gain of 18.3% for the Russell 2000. While disappointed with RDF’s relative results for the year, we were not terribly surprised. After outperforming from October 2002 through mid-February 2004, micro-cap returns generally cooled down in 2004, especially compared to their small-cap siblings. Somewhat more frustrating were the Fund’s underwhelming performances compared to the small-cap index in the mostly flat second quarter (-2.8% versus +0.5%) and bearish third quarter (-5.5% versus -2.9%). These results were somewhat understandable. Micro-cap stocks as a whole had more gains to give back in a market correction, even a relatively benign and short-lived one such as 2004’s third quarter. One goal of the Fund is to outperform the Russell 2000 and the micro-cap sector as a whole over full market cycle and other long-term periods with lower volatility. Due both to the Fund’s use of a proprietary quantitative model to select a diversified portfolio of micro-cap stocks and to our long-term investment horizon, we remain untroubled by the performance of micro-cap stocks in 2004. RDF marginally outperformed the small-cap index for the since inception (10/3/03) period ended 12/31/04. The Fund’s average annual total return since inception was 22.8%.
     In 2004, small-cap performance was dominated primarily by finance and energy stocks. Industrial companies also did well, though to a lesser extent than the aforementioned sectors. It's therefore not difficult to figure out why a micro-cap portfolio with more than 40% of its net assets at year end in Technology and Health issues may have had trouble keeping up. The Fund’s model seeks what we deem to be high-quality, statistically inexpensive stocks and, in 2004, those two sectors contained more than a few companies that have not yet turned things around (although each sector posted net gains for the year). In addition, the brief lifespan of the portfolio also needs to be kept in mind. Many companies that lost money in 2004 are newer purchases. Of the 10 stocks that posted the largest dollar-based losses for the year, six were positions initiated in September 2004 and a seventh was first bought in April. It should also be mentioned that all of the Fund’s nine sectors were in the black, with particularly solid gains coming from the Industrial Products, Technology, Consumer Services and Financial Services sectors.

Includes reinvestment of distributions.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.
	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/04
	July-December 2004*	8.04%

	1-Year	13.35

	Since Inception (10/3/03)	22.83
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RDF
	2004	13.4%

	TOP 10 POSITIONS (% of Net Assets)
	Metropolitan Health Networks	1.1%

	Innodata Isogen	1.1

	SFBC International	1.1

	HealthTronics	1.1

	EZCORP Cl. A	1.1

	MTS Systems	1.1

	NETGEAR	1.0

	Imergent	1.0

	Encore Capital Group	1.0

	NS Group	1.0

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Health	21.2%

	Technology	20.2

	Industrial Products	11.7

	Financial Intermediaries	10.8

	Industrial Services	8.4

	Consumer Services	7.9

	Consumer Products	3.4

	Financial Services	3.2

	Natural Resources	1.0

	Miscellaneous	4.8

	Cash and Cash Equivalents	7.4

THE ROYCE FUNDS ANNUAL REPORT 2004 | 17

ROYCE FINANCIAL SERVICES FUND

	AVERAGE ANNUAL TOTAL RETURNS Through 12/31/04
Manager’s Discussion
The calendar-year return of Royce Financial Services Fund (RFS) in part reflected the strong performance of many financial stocks within the small-cap universe. The Fund was up 15.1% in its first full year of performance versus a gain of 18.3% for its small-cap benchmark, the Russell 2000. Although RFS trailed the small-cap index in 2004, we were quite pleased with its performance, mostly because of its solid absolute return. We were also encouraged by the Fund’s terrific showing in the second half, when it outpaced the Russell 2000 (+13.9% versus +10.8%). The period between 6/30/04 and 12/31/04 marked the initial period of near-full equity investment for the portfolio, making RFS’s second-half results that much more gratifying. Earlier in the year, when the Fund’s cash position ran as high as 64%, solid returns were harder to achieve. Throughout the year, we saw fewer-than-usual opportunities to purchase what we thought were deeply discounted, high-quality small-cap stocks. We were also pleased with the Fund’s recent market cycle results versus its benchmark. For the periods ended 12/31/04, the Fund beat the Russell 2000 from the interim small-cap peak on 4/5/04 (+12.6% versus +8.4%) and lagged the small-cap index (as might be expected for a small-cap value portfolio) from the interim small-cap trough on 8/12/04 (+18.4% versus +26.6%). The Fund’s average annual total return since inception (12/31/03) was 15.1%.
     Financial companies proved to be a sound investment in 2004, as they were among the leading performers within small-cap, along with energy stocks. Although we have seen incremental increases in interest rates, 2004 saw the Federal Reserve acting in a more restrained fashion than many observers seemed to expect. Long-term interest rates actually declined a bit, again defying many prognostications. Related to these issues was the fact that projected weakness in the bond market never materialized. (Many investors have historically equated the performance of bonds with financial stocks, so this was an additional benefit.) The solid, if unspectacular performance of the economy helped to allay anxieties about overall credit quality, which was another advantage. Finally, earnings for financial companies as a whole remained robust. All of these factors combined to make financial stocks attractive. Within the Fund, holdings in the investment management, processing and information, and securities brokers groups posted significant dollar gains. Losses were few and came on a stock-by-stock basis from companies such as International Assets Holding, Friedman, Billings, Ramsey Group and Central Fund of Canada.

Includes reinvestment of distributions.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.

	July-December 2004*	13.94%

	Since Inception (12/31/03)	15.08
*	Not annualized.

	CALENDAR YEAR TOTAL RETURNS
	Year	RFS
	2004	15.1%

	TOP 10 POSITIONS (% of Net Assets)
	Nuveen Investments Cl. A	4.7%

	Epoch Holding	4.0

	Fair Isaac	3.9

	Brown & Brown	3.1

	Federated Investors Cl. B	3.0

	Bank of NT Butterfield	2.9

	Baldwin & Lyons Cl. B	2.8

	Peapack-Gladstone Financial	2.7

	Central Pacific Financial	2.6

	Aspen Insurance Holdings	2.4

	PORTFOLIO SECTOR BREAKDOWN % of Net Assets
	Financial Intermediaries	46.2%

	Financial Services	36.0

	Industrial Services	2.4

	Consumer Services	1.5

	Diversified Investment Companies	0.6

	Miscellaneous	1.9

	Cash and Cash Equivalents	11.4

18 | THE ROYCE FUNDS ANNUAL REPORT 2004

ROYCE DIVIDEND VALUE FUND

Manager’s Discussion
Many dividend-paying small-cap value stocks performed well in 2004, which helped the return of Royce Dividend Value Fund (RDV). The Fund was up 13.0% from its inception on 5/3/04 through 12/31/04 versus a gain of 16.2% for its small-cap benchmark, the Russell 2000. Although we were somewhat disappointed by the Fund’s relative results, we were pleased with the Fund’s performance on an absolute basis. Considering that the Fund’s tenure coincided with a period in which we found a lower-than-expected number of purchase opportunities that satisfied our value criteria, we were especially gratified with the Fund’s results in 2004. From 6/30/04 through 12/31/04, when we were still building the Fund’s equity positions, RDV outpaced the Russell 2000, gaining 12.3% versus a 10.8% return for the small-cap index. A positive third-quarter performance helped to push the Fund’s return past its benchmark’s in the second half.
     Financial Services, the Fund’s largest sector, posted the greatest dollar-based gains in 2004. Holdings in the insurance and banking industry within the Financial Intermediaries sector also did well as a group. Several factors combined to make financial companies as a whole attractive to investors. The Federal Reserve acted in a more measured and restrained fashion than many observers seemed to expect, raising interest rates only incrementally. In fact, long-term interest rates actually declined a bit, defying many prognostications. A related issue was the fact that projected weakness in the bond market never materialized. This also worked to the favor of financial companies because many investors have historically equated the performance of bonds with financial stocks. The solid, if unspectacular, performance of the economy helped to allay anxieties about overall credit quality, which was another benefit. Finally, earnings for financial companies as a whole remained strong. Elsewhere in the portfolio, Technology holdings posted net dollar gains, helped in large part by the strong fourth-quarter rally. Industrial Products companies also posted solid gains. Losses were sparse and relatively small, found in companies such as Central Parking and Alliance Capital Management Holding L.P.

All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of Fund shares. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com.
CUMULATIVE TOTAL RETURNS Through 12/31/04
July-December 2004	12.33%

Since Inception (5/3/04)	13.00

TOP 10 POSITIONS (% of Net Assets)
Lowrance Electronics	2.9%

Federated Investors Cl. B	2.8

Brown & Brown	2.6

Nuveen Investments Cl. A	2.4

Fair Isaac	2.2

Hilb Rogal & Hobbs Company	2.2

Scientific-Atlanta	2.0

American Power Conversion	1.9

Nordson Corporation	1.9

Aqua America	1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets
Financial Services	20.4%

Technology	13.8

Industrial Products	13.3

Financial Intermediaries	8.3

Consumer Products	6.0

Consumer Services	5.0

Industrial Services	4.8

Health	2.2

Utilities	2.0

Natural Resources	1.0

Miscellaneous	4.4

Preferred Stocks	2.7

Cash and Cash Equivalents	16.1

THE ROYCE FUNDS ANNUAL REPORT 2004 | 19

SCHEDULES OF INVESTMENTS

Pennsylvania Mutual Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 89.6%			Charming Shoppes [a]	988,000	$9,257,560
			Claire’s Stores	491,300	10,440,125
Consumer Products – 13.2%			Dress Barn (The) [a,d]	92,500	1,628,000
Apparel and Shoes - 3.6%			Electronics Boutique Holdings [a]	320,700	13,770,858
Cutter & Buck	436,000	$6,352,520	Pier 1 Imports	888,300	17,499,510
K-Swiss Cl. A	536,100	15,611,232	Talbots	226,500	6,167,595
Steven Madden [a,d]	627,400	11,832,764
Polo Ralph Lauren Cl. A	370,800	15,796,080			110,126,005
Stride Rite	966,700	10,798,039
Weyco Group	263,175	11,656,021	Total (Cost $153,684,858)		196,637,989

		72,046,656	Financial Intermediaries – 7.7%
			Insurance - 6.7%
Collectibles - 0.5%			Alleghany Corporation [a]	58,646	16,728,772
Department 56 [a]	549,000	9,140,850	AmerUs Group	110,000	4,983,000
			Argonaut Group [a,d]	241,000	5,092,330
Food/Beverage/Tobacco - 0.2%			Aspen Insurance Holdings	579,700	14,214,244
†Boston Beer Company Cl. A [a,d]	236,900	5,038,863	Baldwin & Lyons Cl. B	191,900	5,141,001
			Erie Indemnity Company Cl. A	158,500	8,332,345
Home Furnishing and Appliances - 3.0%			PXRE Group	280,000	7,058,800
American Woodmark	368,200	16,082,976	ProAssurance Corporation [a,d]	393,454	15,387,986
Ethan Allen Interiors	308,600	12,350,172	RLI	130,462	5,423,305
Hooker Furniture	511,400	11,608,780	Scottish Re Group	427,000	11,059,300
Natuzzi ADR [b]	731,700	7,938,945	United Fire & Casualty Company	268,200	9,041,022
Stanley Furniture Company	264,012	11,867,339	Universal American Financial [a]	397,875	6,155,126
			Wesco Financial	16,540	6,500,220
		59,848,212	White Mountains Insurance Group	14,200	9,173,200
			Zenith National Insurance	185,200	9,230,368
Sports and Recreation - 2.8%
Callaway Golf Company	674,000	9,099,000			133,521,019
Monaco Coach	205,600	4,229,192
Oakley	359,000	4,577,250	Securities Brokers - 0.2%
Thor Industries	501,900	18,595,395	E*TRADE Financial [a]	304,600	4,553,770
Winnebago Industries	488,100	19,065,186
			Other Financial Intermediaries - 0.8%
		55,566,023	TSX Group	348,100	15,534,444

Other Consumer Products - 3.1%			Total (Cost $84,053,858)		153,609,233
Burnham Holdings Cl. A	103,052	2,679,352
Fossil [a,d]	388,700	9,966,268	Financial Services – 1.7%
Matthews International Cl. A	233,900	8,607,520	Information and Processing - 1.2%
RC2 Corporation [a]	599,000	19,527,400	eFunds Corporation [a]	1,021,400	24,523,814
Radica Games	614,900	4,894,604
Universal Electronics [a]	181,779	3,199,310	Investment Management - 0.3%
Yankee Candle Company [a,d]	412,200	13,676,796	Gabelli Asset Management Cl. A	135,800	6,589,016

		62,551,250	Other Financial Services - 0.2%
			Electro Rent	240,000	3,415,200
Total (Cost $173,991,080)		264,191,854
			Total (Cost $21,388,292)		34,528,030
Consumer Services – 9.8%
Direct Marketing - 1.2%			Health – 12.0%
Nu Skin Enterprises Cl. A	937,600	23,796,288	Commercial Services - 1.0%
			AMN Healthcare Services [a,d]	357,863	5,693,600
Leisure and Entertainment - 1.6%			Hooper Holmes	1,903,800	11,270,496
Dover Downs Gaming & Entertainment	644,600	8,444,260	IDEXX Laboratories [a,d]	39,900	2,178,141
Multimedia Games [a,d]	1,014,500	15,988,520	VitalWorks [a]	292,400	1,301,180
†Steiner Leisure [a]	246,200	7,356,456
					20,443,417
		31,789,236
			Drugs and Biotech - 3.7%
Restaurants and Lodgings - 1.5%			Antigenics [a,d]	95,324	964,679
†CBRL Group	292,000	12,220,200	Applera Corporation -
Ruby Tuesday	191,400	4,991,712	Celera Genomics Group [a]	313,100	4,305,125
Ryan’s Restaurant Group [a,d]	889,400	13,714,548	Endo Pharmaceuticals Holdings [a]	973,300	20,458,766
			†Hi-Tech Pharmacal [a,c]	435,100	8,023,244
		30,926,460	Lexicon Genetics [a,d]	1,034,100	8,019,446
			†Myriad Genetics [a,d]	227,100	5,112,021
Retail Stores - 5.5%			†Par Pharmaceutical Companies [a,d]	24,500	1,013,810
†AnnTaylor Stores [a,d]	483,000	10,398,990
Big Lots [a]	950,700	11,531,991
Buckle (The)	568,500	16,770,750
Cato Corporation Cl. A	439,300	12,660,626

20 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	SHARES	VALUE		SHARES	VALUE
Health (continued)			†Schnitzer Steel Industries Cl. A [d]	300,000	$10,179,000
Drugs and Biotech (continued)
Perrigo Company	694,000	$11,985,380			56,301,029
Theragenics Corporation [a]	924,700	3,754,282
Zila [a,d]	2,261,700	9,680,076	Specialty Chemicals and Materials - 0.1%
			MacDermid	64,500	2,328,450
		73,316,829
			Total (Cost $120,198,413)		217,933,896
Health Services - 4.0%
AMERIGROUP Corporation [a,d]	211,500	16,002,090	Industrial Services – 3.9%
Centene Corporation [a]	350,500	9,936,675	Commercial Services - 2.1%
Cross Country Healthcare [a,d]	614,500	11,110,160	Carlisle Holdings	94,500	684,180
Healthcare Services Group	581,650	12,121,586	Exponent [a,d]	148,600	4,085,014
Horizon Health [a,c]	353,700	9,861,156	FTI Consulting [a,d]	707,200	14,900,704
†Molina Healthcare [a,d]	157,800	7,318,764	RCM Technologies [a]	180,500	908,096
U.S. Physical Therapy [a,c,d]	910,600	14,041,452	RemedyTemp Cl. A [a,c]	481,500	4,935,375
			†SM&A [a,d]	855,400	7,297,417
		80,391,883	West Corporation [a,d]	285,400	9,449,594

Medical Products and Devices - 2.1%					42,260,380
Arrow International	491,700	15,237,783
†Thoratec Corporation [a,d]	366,600	3,819,972	Engineering and Construction - 0.5%
Viasys Healthcare [a,d]	489,600	9,302,400	Dycom Industries [a]	164,700	5,026,644
Vital Signs	176,600	6,873,272	Keith Companies [a]	266,200	4,629,218
Young Innovations	222,550	7,506,612
					9,655,862
		42,740,039
			Food and Tobacco Processors - 0.4%
Personal Care - 1.2%			Zapata Corporation [a,c]	126,200	7,559,380
†CNS [c]	839,877	10,540,456
Nutraceutical International [a,c]	819,746	12,632,286	Industrial Distribution - 0.2%
			Ritchie Bros. Auctioneers	101,400	3,352,284
		23,172,742
			Printing - 0.5%
Total (Cost $165,677,544)		240,064,910	Courier Corporation	83,100	4,314,552
			Ennis	315,600	6,075,300
Industrial Products – 10.9%
Automotive - 1.0%					10,389,852
Strattec Security [a,c]	202,740	12,695,579
Wescast Industries Cl. A	276,300	7,032,111	Transportation and Logistics - 0.2%
			Patriot Transportation Holding [a]	90,800	4,085,001
		19,727,690
			Total (Cost $57,313,473)		77,302,759
Building Systems and Components - 2.4%
Aaon [a]	64,100	1,030,087	Natural Resources – 14.3%
Drew Industries [a,d]	416,500	15,064,805	Energy Services - 5.9%
Modtech Holdings [a,d]	447,190	3,519,385	Dril-Quip [a,d]	232,700	5,645,302
Preformed Line Products Company	189,786	5,499,998	Ensign Resource Service Group	1,014,700	21,161,020
Simpson Manufacturing	658,000	22,964,200	Input/Output [a,d]	1,171,700	10,357,828
			Oil States International [a]	672,100	12,964,809
		48,078,475	Patterson-UTI Energy	530,400	10,316,280
			Precision Drilling [a,d]	214,200	13,451,760
Construction Materials - 1.5%			RPC	529,900	13,311,088
Ash Grove Cement Company	50,018	7,152,574	TETRA Technologies [a,d]	448,450	12,691,135
Florida Rock Industries	387,700	23,079,781	†Trican Well Service [a]	338,300	18,699,152

		30,232,355			118,598,374

Industrial Components - 0.3%			Oil and Gas - 3.3%
Powell Industries [a,d]	317,000	5,861,330	Cimarex Energy [a]	475,114	18,006,821
			†Edge Petroleum [a,d]	357,200	5,207,976
Machinery - 2.8%			St. Mary Land & Exploration Company	427,300	17,835,502
Graco	89,650	3,348,428	Unit Corporation [a]	644,600	24,630,166
†Key Technology [a]	138,200	1,333,630
Lincoln Electric Holdings	392,080	13,542,443			65,680,465
†Pason Systems	433,500	13,331,809
Thomas Industries	286,400	11,433,088	Precious Metals and Mining - 5.1%
Woodward Governor Company	173,372	12,415,169	Apex Silver Mines [a,d]	519,000	8,916,420
			Eldorado Gold [a]	1,989,400	5,868,730
		55,404,567	Glamis Gold [a]	921,600	15,814,656
			Goldcorp	1,083,700	16,298,848
Metal Fabrication and Distribution - 2.8%			Golden Star Resources [a]	1,675,300	6,717,953
Gibraltar Industries	590,925	13,957,649	Hecla Mining Company [a,d]	2,666,800	15,547,444
†IPSCO	595,500	28,464,900	Meridian Gold [a,d]	971,200	18,423,664
Penn Engineering & Manufacturing	130,800	2,367,480
Penn Engineering & Manufacturing Cl. A	88,800	1,332,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 21

SCHEDULES OF INVESTMENTS

Pennsylvania Mutual Fund (continued)

	SHARES	VALUE		VALUE
Natural Resources (continued)			Miscellaneous – 3.5%
Precious Metals and Mining (continued)			Total (Cost $64,075,075)	$69,453,925
Minefinders Corporation [a]	587,700	$4,031,622
†Silver Standard Resources [a,d]	764,000	9,235,232	TOTAL COMMON STOCKS
			(Cost $1,218,405,403)	1,789,636,640
		100,854,569
			REPURCHASE AGREEMENT – 9.9%
Total (Cost $187,508,808)		285,133,408	State Street Bank & Trust Company,
			1.80% dated 12/31/04, due 1/3/05,
Technology – 12.6%			maturity value$197,731,655
Aerospace and Defense - 0.8%			(collateralized by Federal Home
Curtiss-Wright	252,000	14,467,320	Loan Mortgage Corp.,
Integral Systems	101,500	1,974,175	2.875% due 9/15/05 and Federal
			National Mortgage Association,
		16,441,495	3.00%-3.25% due 8/15/07-8/15/08,
			valued at $201,674,596)
Components and Systems - 2.2%			(Cost $197,702,000)	197,702,000
Dionex Corporation [a,d]	150,676	8,538,809
Excel Technology [a,d]	159,900	4,157,400	COLLATERAL RECEIVED FOR SECURITIES LOANED – 5.6%
†Neoware Systems [a,c,d]	1,259,823	11,727,692	U.S. Treasury Bills
Richardson Electronics	372,862	3,956,066	due 2/3/05-4/28/05	152
Rimage Corporation [a,c]	570,996	9,170,196	U.S. Treasury Bonds
TTM Technologies [a,d]	477,200	5,630,960	3.875%-11.25% due 2/15/15-8/15/29	1,757,003
			U.S. Treasury Notes
		43,181,123	3.50% due 1/15/11	311
			U.S. Treasury Strip-Principal
Distribution - 0.5%			7.625%-9.00% due 5/15/17-11/15/22	383
Nu Horizons Electronics [a,c,d]	1,218,134	9,720,709	U.S. Treasury Strip-Interest
			due 8/15/12-5/15/14	389
IT Services - 2.1%			Money Market Funds
Forrester Research [a]	237,700	4,264,338	AIM Liquid Assets Institutional Fund	79,932,309
MAXIMUS [a,d]	440,700	13,714,584	AIM Treasury Assets Institutional Fund	27,503,848
Perot Systems Cl. A [a]	1,119,200	17,940,776	Janus Institutional Money Market Fund	2,572,885
Syntel	306,000	5,367,240	Alliance Bernstein Institutional Reserve
			Prime Portfolio	2
		41,286,938	State Street DDA overdrawn amount	(626,418)

Semiconductors and Equipment - 2.9%			(Cost $111,140,864)	111,140,864
†Cabot Microelectronics [a,d]	175,000	7,008,750
Cognex Corporation	102,200	2,851,380	TOTAL INVESTMENTS – 105.1%
ESS Technology [a,d]	991,800	7,051,698	(Cost $1,527,248,267)	2,098,479,504
Entegris [a,d]	1,003,400	9,983,830	LIABILITIES LESS CASH
Exar Corporation [a,d]	417,500	5,924,325	AND OTHER ASSETS – (5.1)%	(102,032,059)
Fairchild Semiconductor
International Cl. A [a,d]	390,900	6,356,034	NET ASSETS – 100.0%	$1,996,447,445
†OmniVision Technologies [a,d]	526,900	9,668,615
Semitool [a,d]	1,075,300	9,978,784

		58,823,416

Software - 3.6%
Intervideo [a,c,d]	996,800	13,187,664
†iPass [a,d]	1,153,600	8,536,640
Pervasive Software [a,c,d]	1,237,100	5,999,935
PLATO Learning [a,d]	390,000	2,905,500
SPSS [a]	325,000	5,083,000
Sybase [a]	897,800	17,911,110
Transaction Systems Architects Cl. A [a,d]	895,200	17,769,720

		71,393,569

Telecommunications - 0.5%
Brooktrout [a]	638,600	7,669,586
†KVH Industries [a,d]	231,000	2,263,800

		9,933,386

Total (Cost $190,514,002)		250,780,636

22 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

Royce Micro-Cap Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 91.5%			Other Financial Services - 0.9%
			Electro Rent	228,300	$3,248,709
Consumer Products – 3.9%			PRG-Schultz International [a]	494,200	2,485,826
Apparel and Shoes - 0.7%
Steven Madden [a]	179,500	$3,385,370			5,734,535
Oshkosh B’Gosh Cl. A	68,800	1,472,320
			Total (Cost $6,610,917)		6,741,790
		4,857,690
			Health – 15.7%
Food/Beverage/Tobacco - 1.0%			Commercial Services - 2.3%
CoolBrands International [a]	542,600	4,113,134	Discovery Partners International [a]	824,400	3,915,900
Green Mountain Coffee Roasters [a]	88,600	2,223,860	First Consulting Group [a]	648,729	3,963,734
			Hooper Holmes	633,000	3,747,360
		6,336,994	TriZetto Group (The) [a]	230,200	2,186,900
			VitalWorks [a]	250,000	1,112,500
Home Furnishing and Appliances - 0.2%
Stanley Furniture Company	31,400	1,411,430			14,926,394
Sports and Recreation - 0.8%
Arctic Cat	197,200	5,229,744	Drugs and Biotech - 8.4%
Other Consumer Products - 1.2%			†Able Laboratories [a]	115,600	2,629,900
Lazare Kaplan International [a]	143,400	1,363,734	Antigenics [a],d	243,500	2,464,220
RC2 Corporation [a]	166,500	5,427,900	BioSource International [a]	351,500	2,425,350
Radica Games	122,000	971,120	CancerVax Corporation [a],d	102,500	1,112,125
			Cell Genesys [a]	365,500	2,960,550
		7,762,754	Cerus Corporation [a]	385,000	1,139,600
			Compugen [a]	345,000	1,769,850
Total (Cost $18,849,217)		25,598,612	Durect Corporation [a],d	1,127,000	3,696,560
			DUSA Pharmaceuticals [a]	384,100	5,492,630
Consumer Services – 5.1%			Emisphere Technologies [a],d	251,800	1,019,790
Leisure and Entertainment - 2.3%			Gene Logic [a]	400,000	1,472,000
Multimedia Games [a]	395,200	6,228,352	Icoria [a]	1,345,300	874,445
New Frontier Media [a]	668,700	5,295,435	Lexicon Genetics [a]	890,600	6,906,603
†Steiner Leisure [a]	115,000	3,436,200	Myriad Genetics [a]	183,600	4,132,836
			Orchid BioSciences [a]	378,200	4,349,300
		14,959,987	Pharmacyclics [a]	112,100	1,173,687
			SFBC International [a]	31,572	1,247,094
Restaurants and Lodgings - 0.4%			Theragenics Corporation [a]	245,600	997,136
Benihana Cl. A [a]	148,935	2,420,194	VIVUS [a]	828,700	3,687,715
Retail Stores - 2.4%			Zila [a]	1,272,800	5,447,584
Brookstone [a]	90,000	1,759,500
Buckle (The)	166,000	4,897,000			54,998,975
Cache [a]	212,750	3,833,755
Cato Corporation Cl. A	176,200	5,078,084	Health Services - 1.5%
			†Albany Molecular Research [a]	245,100	2,730,414
		15,568,339	†Pediatric Services of America [a]	298,100	3,803,756
			U.S. Physical Therapy [a]	191,600	2,954,472
Total (Cost $21,486,719)		32,948,520
					9,488,642
Financial Intermediaries – 6.4%
Banking - 0.7%			Medical Products and Devices - 2.7%
Canadian Western Bank	206,000	4,551,143	Aksys [a],d	292,700	1,627,412
			Bruker BioSciences [a]	1,242,000	5,005,260
Insurance - 5.1%			Medical Action Industries [a]	84,300	1,660,710
American Safety Insurance Holdings [a]	257,500	4,207,550	NMT Medical [a]	244,200	1,208,790
Argonaut Group [a]	271,100	5,728,343	OrthoLogic Corporation [a]	234,900	1,468,125
Baldwin & Lyons Cl. B	29,750	797,003	Viasys Healthcare [a]	101,900	1,936,100
NYMAGIC	171,900	4,349,070	Vital Signs	28,300	1,101,436
Navigators Group [a]	132,100	3,977,531	Young Innovations	99,150	3,344,330
PXRE Group	209,100	5,271,411
ProAssurance Corporation [a]	147,600	5,772,636			17,352,163
United Fire & Casualty Company	100,000	3,371,000
			Personal Care - 0.8%
		33,474,544	Lifeline Systems [a]	60,000	1,545,600
			Nutraceutical International [a]	240,100	3,699,941
Securities Brokers - 0.6%
Sanders Morris Harris Group	209,600	3,732,976			5,245,541

Total (Cost $23,193,649)		41,758,663	Total (Cost $78,139,478)		102,011,715

Financial Services – 1.0%
Investment Management - 0.1%
U.S. Global Investors Cl. A [a]	245,672	1,007,255

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 23

SCHEDULES OF INVESTMENTS

Royce Micro-Cap Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Products – 10.3%			Food and Tobacco Processors - 0.8%
Automotive - 0.6%			Zapata Corporation [a]	84,200	$5,043,580
Spartan Motors	71,000	$847,030
Wescast Industries Cl. A	133,100	3,387,528	Printing - 0.5%
			Ennis	156,000	3,003,000
		4,234,558
			Transportation and Logistics - 2.8%
Building Systems and Components - 2.2%			AirNet Systems a,[c]	517,700	1,806,773
Aaon [a]	159,800	2,567,986	Covenant Transport Cl. A [a]	125,500	2,612,910
† Drew Industries [a]	155,200	5,613,584	Marten Transport [a]	165,400	3,759,542
LSI Industries	304,250	3,483,663	Patriot Transportation Holding [a]	113,800	5,119,748
† Modtech Holdings [a],d	315,200	2,480,624	Vitran Corporation Cl. A [a]	308,050	5,267,655

		14,145,857			18,566,628

Construction Materials - 0.1%			Total (Cost $37,542,866)		52,022,341
Synalloy Corporation [a]	80,700	798,930
Industrial Components - 1.7%			Natural Resources – 20.0%
DuraSwitch Industries [a],c	835,200	1,979,424	Energy Services - 10.3%
† Intermagnetics General [a]	166,700	4,235,847	Dawson Geophysical [a],d	325,700	7,116,545
Powell Industries [a]	227,700	4,210,173	Dril-Quip [a]	189,400	4,594,844
Woodhead Industries	55,800	894,474	Gulf Island Fabrication	308,700	6,738,921
			GulfMark Offshore [a]	302,200	6,729,994
		11,319,918	Input/Output [a]	846,000	7,478,640
			NATCO Group Cl. A [a]	343,100	3,019,280
Machinery - 2.1%			Tesco Corporation [a]	662,100	7,216,890
Cascade Corporation	61,700	2,464,915	TETRA Technologies [a]	146,300	4,140,290
† Key Technology [a],c	379,983	3,666,836	Total Energy Services [a]	1,276,100	7,244,421
† Pason Systems	235,600	7,245,615	Trican Well Service [a]	228,900	12,652,190

		13,377,366			66,932,015

			Oil and Gas - 1.3%
Metal Fabrication and Distribution - 1.7%			† PetroQuest Energy [a]	461,300	2,283,435
Gibraltar Industries	232,800	5,498,736	† Pioneer Drilling Company [a]	330,600	3,335,754
NN	55,700	735,797	† Savanna Energy Services [a]	179,500	2,563,220
Penn Engineering & Manufacturing	78,600	1,422,660
RTI International Metals [a]	65,000	1,335,100			8,182,409
Schnitzer Steel Industries Cl. A	61,500	2,086,695
			Precious Metals and Mining - 8.2%
		11,078,988	† Alamos Gold [a]	747,000	2,235,225
			Eldorado Gold [a]	1,210,000	3,569,500
Pumps, Valves and Bearings - 0.3%			† Etruscan Resources [a]	2,609,400	4,012,459
Sun Hydraulics	107,900	1,723,163	† Gammon Lake Resources [a]	806,600	4,307,244
			Golden Star Resources [a]	802,800	3,219,228
Specialty Chemicals and Materials - 0.1%			Metallica Resources [a]	3,960,300	4,910,772
American Pacific	46,950	399,545	Minefinders Corporation [a]	701,400	4,811,604
			Miramar Mining [a]	423,800	487,370
Other Industrial Products - 1.5%			Northern Orion Resources [a]	2,757,800	8,025,198
† Color Kinetics [a]	168,000	2,953,440	† NovaGold Resources [a]	771,800	5,981,450
Peerless Manufacturing [a],c	156,400	2,267,800	Silver Standard Resources [a],d	374,000	4,520,912
Quixote Corporation	22,500	457,425	Western Silver [a],d	811,300	7,334,152
Velcro Industries	294,554	3,906,081
					53,415,114
		9,584,746
			Real Estate - 0.2%
Total (Cost $56,404,959)		66,663,071	Kennedy-Wilson [a]	208,900	1,604,352

Industrial Services – 8.0%			Total (Cost $88,470,626)		130,133,890
Advertising and Publishing - 0.3%
† MDC Partners Cl. A [a]	200,200	2,160,158	Technology – 16.2%
Commercial Services - 3.4%			Aerospace and Defense - 1.5%
Carlisle Holdings	1,095,799	7,933,585	Cubic Corporation	63,700	1,603,329
CorVel Corporation [a]	84,400	2,260,232	Ducommun [a]	204,600	4,265,910
Exponent [a]	310,317	8,530,615	Integral Systems	181,100	3,522,395
New Horizons Worldwide [a]	250,800	1,406,988
RCM Technologies [a]	93,700	471,405			9,391,634
RemedyTemp Cl. A [a]	139,400	1,428,850

		22,031,675

Engineering and Construction - 0.2%
Keith Companies [a]	70,000	1,217,300

24 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	SHARES	VALUE		VALUE
Technology (continued)			Miscellaneous – 4.9%
Components and Systems - 5.8%			Total (Cost $28,539,044)	$31,877,014
Excel Technology [a]	131,400	$3,416,400
†Lowrance Electronics	162,000	5,102,838	TOTAL COMMON STOCKS
† Metrologic Instruments[a]	154,000	3,272,500	(Cost $441,515,440)	595,203,054
MOCON	67,375	659,534
OSI Systems [a,d]	135,100	3,068,121	REPURCHASE AGREEMENT – 9.6%
Performance Technologies [a]	341,200	3,173,160	State Street Bank & Trust Company,
REMEC [a]	450,673	3,249,353	1.80% dated 12/31/04, due 1/3/05,
Richardson Electronics	512,500	5,437,625	maturity value $62,167,324
Rimage Corporation [a]	149,700	2,404,182	(collateralized by Federal National Mortgage
Synaptics [a]	100,000	3,058,000	Association, 2.875%-3.25% due
TTM Technologies [a]	427,500	5,044,500	10/15/05-8/15/08, valued at $63,408,221)
			(Cost $62,158,000)	62,158,000
		37,886,213
Distribution - 0.2%			COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.1%
Jaco Electronics [a,c]	382,250	1,529,000	U.S. Treasury Bills
			due 2/3/05-4/28/05	39,595
Internet Software and Services - 0.5%			U.S. Treasury Bonds
CryptoLogic	134,058	3,344,747	3.875%-13.25% due 8/15/13-8/15/29	22,411,258
Versata [a]	26,600	73,682	U.S. Treasury Notes
			1.625%-5.625% due 4/30/05-2/15/12	3,333,978
		3,418,429	U.S. Treasury Strip-Principal
			7.625%-9.00% due 5/15/17-11/15/28	216,557
IT Services - 1.1%			U.S. Treasury Strip-Interest
answerthink [a]	325,300	1,515,898	due 5/15/06-5/15/14	664,708
Forrester Research [a]	322,800	5,791,032
			(Cost $26,666,096)	26,666,096
		7,306,930
Semiconductors and Equipment - 2.3%			TOTAL INVESTMENTS – 105.2%
CEVA [a]	418,900	3,814,922	(Cost $530,339,536)	684,027,150
ESS Technology [a]	358,400	2,548,224	LIABILITIES LESS CASH
PDF Solutions [a]	171,900	2,769,309	AND OTHER ASSETS – (5.2%)	(33,878,018)
Semitool [a]	329,300	3,055,904
White Electronic Designs [a]	459,600	2,909,268	NET ASSETS – 100.0%	$650,149,132

		15,097,627

Software - 2.8%
† iPass [a]	439,000	3,248,600
PLATO Learning [a]	859,925	6,406,441
SCO Group (The) [a,d]	613,100	2,599,544
SPSS [a]	72,100	1,127,644
Tengtu International [a]	2,772,800	873,432
Transaction Systems Architects Cl. A [a]	193,300	3,837,005

		18,092,666

Telecommunications - 2.0%
Anaren [a]	171,800	2,226,528
Atlantic Tele-Network	75,000	2,437,500
Brooktrout [a]	311,000	3,735,110
Globecomm Systems [a]	375,800	2,390,088
PC-Tel [a]	244,100	1,935,713

		12,724,939

Total (Cost $82,277,965)		105,447,438

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 25

SCHEDULES OF INVESTMENTS

Royce Premier Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 85.2%			Medical Products and Devices - 3.2%
			†Arrow International	1,665,825	$51,623,917
Consumer Products – 11.2%			Haemonetics [a]	390,400	14,136,384
Apparel and Shoes - 4.1%			†Viasys Healthcare [a,c]	1,981,900	37,656,100
Polo Ralph Lauren Cl. A	1,589,100	$67,695,660
†Timberland Company Cl. A [a]	1,014,300	63,566,181			103,416,401

		131,261,841	Total (Cost $230,369,520)		284,201,500

Sports and Recreation - 4.6%			Industrial Products – 14.1%
†Thor Industries	1,894,800	70,202,340	Automotive - 1.2%
Winnebago Industries [c]	1,914,500	74,780,370	†Adesa	1,785,000	37,877,700

		144,982,710	Building Systems and Components - 2.7%
			Simpson Manufacturing [c]	2,408,400	84,053,160
Other Consumer Products - 2.5%
Fossil [a]	1,427,800	36,608,792	Construction Materials - 2.9%
Matthews International Cl. A	876,500	32,255,200	Florida Rock Industries	1,561,450	92,953,119
Yankee Candle Company [a]	295,400	9,801,372
			Machinery - 4.3%
		78,665,364	Lincoln Electric Holdings	2,054,497	70,962,326
			National Instruments	679,087	18,505,121
Total (Cost $261,853,459)		354,909,915	Woodward Governor Company [c]	640,604	45,873,652

Consumer Services – 6.1%					135,341,099
Direct Marketing - 2.7%
Nu Skin Enterprises Cl. A	3,411,500	86,583,870	Metal Fabrication and Distribution - 3.0%
			†IPSCO	1,028,600	49,167,080
Retail Stores - 3.4%			†Schnitzer Steel Industries Cl. A	1,388,600	47,115,198
Big Lots [a]	3,288,000	39,883,440
Charming Shoppes [a]	1,662,200	15,574,814			96,282,278
Pier 1 Imports	2,554,200	50,317,740
			Total (Cost $262,516,580)		446,507,356
		105,775,994
			Industrial Services – 7.0%
Total (Cost $149,211,057)		192,359,864	Commercial Services - 2.1%
			Brink’s Company (The)	877,294	34,670,659
Financial Intermediaries – 7.8%			West Corporation [a]	922,400	30,540,664
Insurance - 6.3%
Alleghany Corporation [a]	292,300	83,378,575			65,211,323
Erie Indemnity Company Cl. A	1,249,200	65,670,444
Wesco Financial	73,400	28,846,200	Engineering and Construction - 1.5%
White Mountains Insurance Group	34,700	22,416,200	Dycom Industries [a]	1,558,300	47,559,316

		200,311,419	Industrial Distribution - 1.8%
			Ritchie Bros. Auctioneers [c]	1,776,200	58,721,172
Other Financial Intermediaries - 1.5%
TSX Group	1,062,000	47,393,217	Transportation and Logistics - 1.6%
			EGL [a]	1,724,200	51,536,338
Total (Cost $159,593,666)		247,704,636
			Total (Cost $117,221,804)		223,028,149
Financial Services – 2.7%
Information and Processing - 2.7%			Natural Resources – 15.1%
FactSet Research Systems	590,900	34,532,196	Energy Services - 7.1%
Fair Isaac	813,000	29,820,840	Ensign Resource Service Group [c]	4,119,900	85,918,287
Interactive Data [a]	984,100	21,394,334	Precision Drilling [a]	614,000	38,559,200
			Tidewater	748,000	26,636,280
Total (Cost $56,865,485)		85,747,370	†Trican Well Service [a,c]	1,338,000	73,956,446

Health – 8.9%					225,070,213
Commercial Services - 1.4%
Covance [a]	461,500	17,883,125	Oil and Gas - 3.4%
IDEXX Laboratories [a]	500,200	27,305,918	†Cimarex Energy [a]	1,140,700	43,232,530
			Unit Corporation [a]	1,691,700	64,639,857
		45,189,043
					107,872,387
Drugs and Biotech - 4.3%
Endo Pharmaceuticals Holdings [a]	4,064,150	85,428,433	Precious Metals and Mining - 4.6%
Perrigo Company	2,904,900	50,167,623	Glamis Gold [a]	3,575,700	61,359,012
			Goldcorp	3,318,900	49,916,256
		135,596,056	†Meridian Gold [a]	1,924,700	36,511,559

					147,786,827

			Total (Cost $338,958,415)		480,729,427

26 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

Royce Low-Priced Stock Fund

	SHARES	VALUE		SHARES	VALUE
Technology – 12.3%			COMMON STOCKS – 88.2%
Aerospace and Defense - 1.1%
Curtiss-Wright	588,400	$33,780,044	Consumer Products – 9.9%
			Apparel and Shoes - 1.7%
Components and Systems - 3.5%			†K-Swiss Cl. A	1,102,100	$32,093,152
Dionex Corporation [a]	867,500	49,161,225	Steven Madden [a]	616,000	11,617,760
Symbol Technologies	2,052,400	35,506,520	Polo Ralph Lauren Cl. A	250,000	10,650,000
Zebra Technologies Cl. A [a]	463,900	26,108,292	Stride Rite [c]	2,363,100	26,395,827

		110,776,037			80,756,739

Distribution - 0.7%			Collectibles - 0.7%
Arrow Electronics [a]	934,100	22,698,630	Enesco Group [a]	582,500	4,706,600
			Topps Company (The) [c]	3,147,800	30,691,050
IT Services - 4.1%
Gartner Cl. A [a]	2,798,600	34,870,556			35,397,650
Keane [a]	1,362,200	20,024,340
MAXIMUS [a]	732,600	22,798,512	Food/Beverage/Tobacco - 0.8%
Perot Systems Cl. A [a]	3,345,700	53,631,571	Boston Beer Company Cl. A [a]	392,800	8,354,856
			†CoolBrands International [a,c]	3,681,600	27,908,064
		131,324,979
					36,262,920
Semiconductors and Equipment - 2.9%
Cabot Microelectronics [a,c,d]	1,263,800	50,615,190	Home Furnishing and Appliances - 1.8%
Cognex Corporation	1,458,000	40,678,200	La-Z-Boy	600,900	9,235,833
			Natuzzi ADR [b]	2,716,500	29,474,025
		91,293,390	†Select Comfort [a,c]	2,563,400	45,987,396

Total (Cost $262,011,550)		389,873,080			84,697,254

TOTAL COMMON STOCKS			Publishing - 0.4%
(Cost $1,838,601,536)		2,705,061,297	Journal Communications Cl. A	1,047,200	18,922,904

REPURCHASE AGREEMENT – 14.6%			Sports and Recreation - 3.2%
State Street Bank & Trust Company,			Arctic Cat [c]	1,525,860	40,465,807
1.80% dated 12/31/04, due 1/3/05,			Callaway Golf Company [c]	4,144,200	55,946,700
maturity value $465,412,801			Monaco Coach	915,650	18,834,920
(collateralized by Federal Home Loan			Oakley	2,073,300	26,434,575
Mortgage Corp., 2.875% due 9/15/05 and			Sturm, Ruger & Company	991,800	8,955,954
Federal National Mortgage Association,
2.875%-3.00% due 10/15/05-8/15/07,					150,637,956
valued at $474,686,308)
(Cost $465,343,000)		465,343,000	Other Consumer Products - 1.3%
			Fossil [a]	1,484,000	38,049,760
COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.3%			†Leapfrog Enterprises [a,d]	1,938,000	26,356,800
U.S. Treasury Bonds
5.25%-6.375% due 8/15/27-2/15/29		10,360,793			64,406,560

(Cost $10,360,793)		10,360,793	Total (Cost $441,156,846)		471,081,983

TOTAL INVESTMENTS – 100.1%			Consumer Services – 8.8%
(Cost $2,314,305,329)		3,180,765,090	Direct Marketing - 1.9%
LIABILITES LESS CASH			Nu Skin Enterprises Cl. A [c]	3,523,900	89,436,582
AND OTHER ASSETS – (0.1)%		(4,356,085)
			Leisure and Entertainment - 1.3%
NET ASSETS – 100.0%		$3,176,409,005	Activision [a]	818,750	16,522,375
			4Kids Entertainment [a]	521,600	10,964,032
			†Multimedia Games [a,c,d]	1,757,438	27,697,223
			New Frontier Media [a,c]	1,159,500	9,182,081

					64,365,711

			Restaurants and Lodgings - 0.7%
			Ryan’s Restaurant Group [a]	1,438,900	22,187,838
			Steak n Shake Company (The) [a]	443,000	8,895,440

					31,083,278

			Retail Stores - 4.9%
			†AnnTaylor Stores [a]	805,000	17,331,650
			Big Lots [a]	2,509,700	30,442,661
			Buckle (The)	679,500	20,045,250
			Cache [a,c]	997,300	17,971,346
			Cato Corporation Cl. A	692,500	19,957,850
			Charming Shoppes [a]	3,063,400	28,704,058
			Circuit City Stores	1,466,300	22,932,932

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 27

SCHEDULES OF INVESTMENTS

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Consumer Services (continued)			Health Services - 0.5%
Retail Stores (continued)			Cross Country Healthcare [a]	745,500	$13,478,640
Claire’s Stores	1,317,200	$27,990,500	MedQuist [a]	750,200	11,102,960
†GameStop Corporation Cl. A [a,d]	600,800	13,433,888
Hibbett Sporting Goods [a]	73,425	1,953,839			24,581,600
Pier 1 Imports	1,761,600	34,703,520
			Medical Products and Devices - 2.3%
		235,467,494	Bruker BioSciences [a,c]	5,562,700	22,417,681
			CONMED Corporation [a]	255,500	7,261,310
Total (Cost $311,942,224)		420,353,065	Medical Action Industries [a]	489,500	9,643,150
			STERIS Corporation [a]	350,000	8,302,000
Financial Intermediaries – 4.8%			Thoratec Corporation [a,c]	3,811,200	39,712,704
Insurance - 3.4%			Viasys Healthcare [a]	1,269,500	24,120,500
Argonaut Group [a]	1,330,000	28,102,900
†Aspen Insurance Holdings	903,000	22,141,560			111,457,345
CNA Surety [a]	870,100	11,615,835
NYMAGIC	386,500	9,778,450	Personal Care - 0.2%
Navigators Group [a]	503,500	15,160,385	Helen of Troy [a]	288,100	9,683,041
Ohio Casualty [a]	810,100	18,802,421
Phoenix Companies (The)	999,000	12,487,500	Total (Cost $488,741,830)		540,516,276
PXRE Group	635,800	16,028,518
ProAssurance Corporation [a]	494,400	19,335,984	Industrial Products – 6.5%
Scottish Re Group	350,000	9,065,000	Automotive - 0.9%
			†Adesa	1,884,000	39,978,480
		162,518,553	LKQ Corporation [a]	180,000	3,612,600

Securities Brokers - 0.4%					43,591,080
E*TRADE Financial [a]	1,258,900	18,820,555
			Building Systems and Components - 0.1%
Other Financial Intermediaries - 1.0%			Aaon [a]	347,500	5,584,325
TSX Group	1,013,900	45,246,689
			Industrial Components - 0.2%
Total (Cost $144,697,438)		226,585,797	Powell Industries [a]	503,000	9,300,470

Financial Services – 1.9%			Machinery - 1.0%
Information and Processing - 1.9%			Lincoln Electric Holdings	487,800	16,848,612
eFunds Corporation [a,c]	3,718,800	89,288,388	†Pason Systems [c]	1,055,900	32,473,027

Total (Cost $51,226,402)		89,288,388			49,321,639

Health – 11.3%			Metal Fabrication and Distribution - 3.1%
Commercial Services - 1.0%			†IPSCO	1,926,600	92,091,480
AMN Healthcare Services [a,d]	910,327	14,483,303	†Metal Management	1,160,500	31,182,635
Discovery Partners International [a,c]	1,885,200	8,954,700	Schnitzer Steel Industries Cl. A	632,200	21,450,546
Hooper Holmes	2,290,900	13,562,128
PAREXEL International [a]	553,200	11,229,960			144,724,661

		48,230,091	Specialty Chemicals and Materials - 0.6%
			Schulman (A.)	1,212,200	25,953,202
Drugs and Biotech - 7.3%
Abgenix [a]	785,800	8,125,172	Other Industrial Products - 0.6%
Antigenics [a,d]	2,162,800	21,887,536	†Color Kinetics [a,d]	612,500	10,767,750
Applera Corporation- Celera			Steelcase Cl. A	1,341,500	18,566,360
Genomics Group [a]	703,400	9,671,750
Cell Genesys [a,c,d]	2,736,600	22,166,460			29,334,110
Endo Pharmaceuticals Holdings [a]	3,687,900	77,519,658
Exelixis [a]	605,100	5,748,450	Total (Cost $209,641,368)		307,809,487
Gene Logic [a]	1,441,900	5,306,192
Human Genome Sciences [a]	790,700	9,504,214	Industrial Services – 6.5%
Lexicon Genetics [a,c]	4,033,800	31,282,119	Commercial Services - 2.0%
Maxygen [a]	790,200	10,106,658	Copart [a]	660,143	17,374,964
Myriad Genetics [a,d]	1,301,600	29,299,016	Exponent [a]	200,200	5,503,498
Perrigo Company [c]	4,126,800	71,269,836	FTI Consulting [a]	1,783,700	37,582,559
QLT [a,d]	1,991,100	32,016,888	LECG Corporation [a]	325,700	6,074,305
VIVUS [a,c]	2,845,000	12,660,250	Spherion Corporation [a]	669,000	5,619,600
			West Corporation [a]	706,800	23,402,148
		346,564,199
					95,557,074

			Engineering and Construction - 2.8%
			Dycom Industries [a]	1,413,400	43,136,968
			Insituform Technologies Cl. A [a,c]	2,544,900	57,692,883
			Keith Companies [a,c]	656,200	11,411,318
			†Palm Harbor Homes [a,c,d]	1,363,300	23,012,504

					135,253,673

28 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Technitrol [a]	1,737,100	$31,615,220
Food and Tobacco Processors - 0.3%			Tektronix	462,900	13,984,209
Omega Protein [a,c]	1,525,600	$13,120,160
					130,442,405
Printing - 0.2%
Ennis	472,500	9,095,625	Internet Software and Services - 0.8%
			CryptoLogic [c]	846,000	21,107,700
Transportation and Logistics - 1.2%			RealNetworks [a]	2,430,900	16,092,558
Heartland Express	1,000,000	22,470,000
Knight Transportation	532,100	13,196,080			37,200,258
†Werner Enterprises	1,025,000	23,206,000
			IT Services - 2.7%
		58,872,080	CIBER [a]	323,700	3,120,468
			Forrester Research [a,c]	1,161,100	20,830,134
Total (Cost $217,028,942)		311,898,612	MAXIMUS [a]	237,900	7,403,448
			Perot Systems Cl. A [a]	4,448,800	71,314,264
Natural Resources – 19.4%			Syntel	1,571,500	27,564,110
Energy Services - 6.4%
Core Laboratories [a]	257,500	6,012,625			130,232,424
Dril-Quip [a]	648,200	15,725,332
Ensign Resource Service Group	3,770,300	78,627,568	Semiconductors and Equipment - 3.2%
Global Industries [a]	2,929,850	24,288,456	CEVA [a,c,d]	1,306,800	11,901,028
Input/Output [a,c]	6,652,900	58,811,636	Cognex Corporation	70,000	1,953,000
Maverick Tube [a]	732,900	22,206,870	Credence Systems [a]	2,225,000	20,358,750
Oil States International [a]	1,586,200	30,597,798	DSP Group [a]	120,000	2,679,600
Patterson-UTI Energy	377,000	7,332,650	ESS Technology [a,c]	2,158,900	15,349,779
Tesco Corporation [a,c]	2,225,600	24,259,040	Entegris [a]	2,565,300	25,524,735
Total Energy Services [a,c]	2,155,700	12,237,911	Exar Corporation [a,c]	2,956,850	41,957,701
Varco International [a]	825,200	24,054,580	Helix Technology	446,400	7,762,896
			MIPS Technologies [a]	129,000	1,270,650
		304,154,466	†OmniVision Technologies [a,d]	432,300	7,932,705
			Semitool [a,c]	1,771,233	16,437,042
Oil and Gas - 2.8%
Cimarex Energy [a]	518,200	19,639,780			153,127,886
Remington Oil & Gas [a]	1,097,500	29,906,875
Unit Corporation [a]	2,138,700	81,719,727	Software - 2.5%
			†Kongzhong Corporation ADR [a,b,d]	924,700	8,886,367
		131,266,382	†ManTech International Cl. A [a]	1,208,700	28,694,538
			PLATO Learning [a]	976,400	7,274,180
Precious Metals and Mining - 10.2%			Sybase [a]	1,163,500	23,211,825
Agnico-Eagle Mines	3,090,000	42,487,500	Transaction Systems Architects Cl. A [a,c]	2,561,000	50,835,850
Apex Silver Mines [a,d]	1,847,000	31,731,460
Eldorado Gold [a]	5,270,100	15,546,795			118,902,760
†Gammon Lake Resources [a]	2,665,200	14,232,168
Glamis Gold [a]	4,134,000	70,939,440	Telecommunications - 2.0%
Goldcorp	3,475,700	52,274,528	CommScope [a]	1,150,700	21,748,230
Golden Star Resources [a]	4,485,000	17,984,850	†Foundry Networks [a]	2,743,200	36,100,512
Hecla Mining Company [a,c]	11,741,500	68,452,945	†KVH Industries [a,c,d]	1,254,100	12,290,180
Meridian Gold [a]	4,401,600	83,498,352	PC-Tel [a,c]	1,358,600	10,773,698
Minefinders Corporation [a,c]	2,174,300	14,915,698	ViaSat [a]	663,300	16,098,291
Northern Orion Resources [a,c,d]	8,582,600	24,975,366
†Silver Standard Resources [a,c,d]	3,251,700	39,306,550			97,010,911
Stillwater Mining Company [a]	985,556	11,097,361
			Total (Cost $583,460,039)		678,495,229
		487,443,013
			Miscellaneous – 4.9%
Total (Cost $671,487,426)		922,863,861	Total (Cost $208,096,930)		235,161,160

Technology – 14.2%			TOTAL COMMON STOCKS
Aerospace and Defense - 0.3%			(Cost $3,327,479,445)		4,204,053,858
Integral Systems [c]	595,300	11,578,585
			REPURCHASE AGREEMENT – 11.9%
Components and Systems - 2.7%			State Street Bank & Trust Company,
Adaptec [a]	1,912,300	14,514,357	1.80% dated 12/31/04, due 1/3/05,
KEMET Corporation [a]	1,378,800	12,340,260	maturity value $569,437,403
Methode Electronics	955,700	12,280,745	(collateralized by Federal National Mortgage
REMEC [a,c]	3,255,927	23,475,234	Association, 2.00%-3.25% due 10/15/05-
TTM Technologies [a]	1,884,100	22,232,380	8/15/08, valued at $580,779,985)
			(Cost $569,352,000)		569,352,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 29

SCHEDULES OF INVESTMENTS

Royce Low-Priced Stock Fund (continued)	Royce Total Return Fund

	VALUE		SHARES	VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED – 3.3%		COMMON STOCKS – 82.4%
U.S. Treasury Bills
due 2/3/05-4/28/05	$258,407	Consumer Products – 6.2%
U.S. Treasury Bonds		Apparel and Shoes - 2.0%
3.875%-13.25% due 8/15/13-8/15/29	137,092,471	Brown Shoe Company	46,700	$1,393,061
U.S. Treasury Notes		Cherokee	35,643	1,257,485
1.625%-6.50% due 4/30/05-2/15/12	5,802,074	Delta Apparel	204,400	4,956,700
U.S. Treasury Strip-Interest		Jones Apparel Group	479,300	17,528,001
due 5/15/06-5/15/14	12,861,159	K-Swiss Cl. A	173,600	5,055,232
U.S. Treasury Strip-Principal		Oshkosh B’Gosh Cl. A	333,400	7,134,760
7.625%-9.00% due 5/15/17-11/15/28	3,175,232	Polo Ralph Lauren Cl. A	486,000	20,703,600
		Saucony Cl. B	128,864	3,503,812
(Cost $159,189,343)	159,189,343	Stride Rite	281,500	3,144,355
		Tandy Brands Accessories	1,100	16,302
TOTAL INVESTMENTS – 103.4%		Timberland Company Cl. A [a]	254,900	15,974,583
(Cost $4,056,020,788)	4,932,595,201	Weyco Group	124,575	5,517,427
LIABILITIES LESS CASH		Wolverine World Wide	210,000	6,598,200
AND OTHER ASSETS – (3.4)%	(163,177,868)
				92,783,518
NET ASSETS – 100.0%	$4,769,417,333
		Collectibles - 0.4%
		Action Performance Companies	539,100	5,924,709
		Russ Berrie & Company	612,000	13,978,080

				19,902,789

		Food/Beverage/Tobacco - 0.6%
		Hershey Creamery Company	173	415,200
		Lancaster Colony	206,500	8,852,655
		J.M. Smucker Company (The)	255,200	12,012,264
		Tootsie Roll Industries	211,850	7,336,366

				28,616,485

		Home Furnishing and Appliances - 1.6%
		American Woodmark	92,022	4,019,521
		Ethan Allen Interiors	393,900	15,763,878
		Fedders Corporation	1,680,749	6,084,311
		Flexsteel Industries	249,613	4,405,420
		Hooker Furniture	86,780	1,969,906
		La-Z-Boy	1,373,100	21,104,547
		Lifetime Hoan	264,995	4,213,420
		Natuzzi ADR [b]	1,211,200	13,141,520
		Stanley Furniture Company	94,090	4,229,346

				74,931,869

		Publishing - 0.4%
		Journal Communications Cl. A	692,450	12,512,571
		Reader’s Digest Association	331,100	4,605,601

				17,118,172

		Sports and Recreation - 0.6%
		Callaway Golf Company	1,306,878	17,642,853
		Monaco Coach	81,800	1,682,626
		Sturm, Ruger & Company	491,400	4,437,342
		Thor Industries	57,000	2,111,850
		Winnebago Industries	49,500	1,933,470

				27,808,141

		Other Consumer Products - 0.6%
		Blyth	245,900	7,268,804
		Burnham Holdings Cl. A	93,412	2,428,712
		Matthews International Cl. A	224,500	8,261,600
		Radica Games	50,000	398,000
		Starrett (L.S.) Company Cl. A	318,000	6,550,800

				24,907,916

		Total (Cost $258,633,138)		286,068,890

30 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	SHARES	VALUE		SHARES	VALUE
Consumer Services – 4.7%			Oak Hill Financial	3,167	$122,848
Direct Marketing - 0.3%			Oriental Financial Group	172,689	4,888,826
Nu Skin Enterprises Cl. A	473,800	$12,025,044	Park National	62,370	8,451,135
			Peapack-Gladstone Financial	224,991	7,098,466
Leisure and Entertainment - 0.4%			R & G Financial Cl. B	52,950	2,058,696
Dover Downs Gaming & Entertainment	217,100	2,844,010	Riggs National	258,000	5,485,080
International Speedway Cl. A	110,000	5,808,000	Sterling Bancorp	234,950	6,637,338
Regal Entertainment Group Cl. A	397,600	8,250,200	Susquehanna Bancshares	343,500	8,570,325
			Timberland Bancorp	134,600	3,075,610
		16,902,210	Wilmington Trust	352,300	12,735,645

Restaurants and Lodgings - 1.5%					159,475,009
Bob Evans Farms	714,800	18,684,872
CBRL Group	168,800	7,064,280	Insurance - 7.1%
CEC Entertainment [a]	179,000	7,154,630	Alleghany Corporation [a]	89,200	25,444,300
Four Seasons Hotels	75,800	6,199,682	American National Insurance	145,093	15,112,887
Frisch’s Restaurants	2,700	64,341	Argonaut Group [a]	326,613	6,901,333
IHOP Corporation	222,500	9,320,525	Aspen Insurance Holdings	283,200	6,944,064
Landry’s Restaurants	72,200	2,098,132	Baldwin & Lyons Cl. B	445,711	11,940,598
Lone Star Steakhouse & Saloon	503,781	14,105,868	CNA Surety [a]	447,000	5,967,450
Ruby Tuesday	273,700	7,138,096	Commerce Group	440,300	26,875,912
			Erie Indemnity Company Cl. A	457,200	24,035,004
		71,830,426	Fidelity National Financial	113,443	5,180,942
			First American	37,800	1,328,292
Retail Stores - 2.5%			Horace Mann Educators	437,200	8,341,776
Big Lots [a]	461,200	5,594,356	Hub International	100,000	1,841,000
Bon-Ton Stores (The)	2,774	43,690	IPC Holdings	151,700	6,600,467
Borders Group	461,300	11,717,020	Independence Holding	282,924	5,219,948
Buckle (The)	176,900	5,218,550	Infinity Property & Casualty	181,600	6,392,320
Cato Corporation Cl. A	202,900	5,847,578	LandAmerica Financial Group	3,100	167,183
Claire’s Stores	540,800	11,492,000	Leucadia National	308,800	21,455,424
Deb Shops	338,134	8,466,875	Markel Corporation [a]	53,800	19,583,200
Dress Barn (The) [a]	1,052,925	18,531,480	Max Re Capital	2,156	45,988
Friedman’s Cl. A [a]	42,800	53,928	NYMAGIC	167,000	4,225,100
Goody’s Family Clothing	59,833	546,874	Ohio Casualty [a]	50,000	1,160,500
Payless ShoeSource [a]	879,300	10,815,390	Phoenix Companies (The)	451,500	5,643,750
Pep Boys - Manny, Moe & Jack	415,000	7,084,050	PXRE Group	166,424	4,195,549
Pier 1 Imports	999,500	19,690,150	Protective Life	205,000	8,751,450
Talbots	88,600	2,412,578	RLI	428,000	17,791,960
Tiffany & Co.	266,200	8,510,414	Reinsurance Group of America	164,100	7,950,645
			Scottish Re Group	397,700	10,300,430
		116,024,933	Transatlantic Holdings	232,850	14,397,116
			United Fire & Casualty Company	494,674	16,675,461
Total (Cost $185,915,071)		216,782,613	Wesco Financial	29,930	11,762,490
			Zenith National Insurance	500,900	24,964,856
Financial Intermediaries – 13.2%
Banking - 3.5%					327,197,395
Abigail Adams National Bancorp [c]	199,100	3,844,621
American River Bankshares	3,854	90,530	Real Estate Investment Trusts - 1.4%
Anchor BanCorp Wisconsin	112,200	3,270,630	Cousins Properties	223,500	6,765,345
Arrow Financial	209,038	6,480,178	Essex Property Trust	83,000	6,955,400
BOK Financial [a]	415,575	20,263,437	PS Business Parks	123,500	5,569,850
Bancorp Rhode Island	141,200	5,577,400	Public Storage	170,000	9,477,500
Bank of Hawaii	191,700	9,726,858	Rayonier	491,357	24,032,271
Banknorth Group	110,900	4,058,940	Vornado Realty Trust	183,100	13,939,403
Boston Private Financial Holdings	233,500	6,577,695
Canadian Western Bank	281,600	6,221,368			66,739,769
Chittenden Corporation	240,625	6,913,156
Fauquier Bankshares [c]	172,900	4,365,725	Securities Brokers - 0.4%
First BanCorp of Puerto Rico	13,700	870,087	First Albany	17,385	168,634
First National Bank Alaska	980	2,307,900	Piper Jaffray Companies [a]	201,000	9,637,950
IndyMac Bancorp	77,200	2,659,540	Raymond James Financial	334,350	10,358,163
International Bancshares	114,125	4,494,242
Maxcor Financial Group	16,550	146,633			20,164,747
Mercantile Bankshares	237,500	12,397,500
Northrim BanCorp	3,600	84,600

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 31

SCHEDULES OF INVESTMENTS

Royce Total Return Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Financial Intermediaries (continued)			Diagnostic Products	225,400	$12,408,270
Other Financial Intermediaries - 0.8%			Invacare Corporation	442,000	20,446,920
Student Loan	76,900	$14,149,600	Mentor Corporation	459,400	15,500,156
TSX Group	510,000	22,759,455	STERIS Corporation [a]	322,100	7,640,212
			Utah Medical Products	17,148	385,316
		36,909,055	Vital Signs	154,907	6,028,980

Total (Cost $432,838,320)		610,485,975			105,437,125

Financial Services – 6.2%			Personal Care - 0.4%
Information and Processing - 1.2%			Alberto-Culver Company	219,600	10,665,972
Fair Isaac	313,000	11,480,840	CNS	172,106	2,159,930
Interactive Data [a]	612,900	13,324,446	Regis	146,000	6,737,900
Investors Financial Services	143,000	7,147,140
SEI Investments	547,000	22,935,710			19,563,802
SS&C Technologies	69,000	1,424,850
			Total (Cost $146,430,629)		191,763,418
		56,312,986
			Industrial Products – 18.7%
Insurance Brokers - 1.0%			Automotive - 1.2%
Brown & Brown	321,300	13,992,615	Bandag	227,800	11,346,718
Gallagher (Arthur J.) & Company	585,000	19,012,500	Bandag Cl. A	202,400	9,377,192
Hilb Rogal & Hobbs Company	357,300	12,948,552	CLARCOR	426,400	23,353,928
			Strattec Security [a]	41,000	2,567,420
		45,953,667	Superior Industries International	269,900	7,840,595
			Wescast Industries Cl. A	97,400	2,478,927
Investment Management - 3.7%
A.F.P. Provida ADR [b]	332,000	9,462,000			56,964,780
Alliance Capital Management
Holding L.P.	848,300	35,628,600	Building Systems and Components - 0.7%
C.I. Fund Management	964,300	14,435,245	LSI Industries	739,737	8,469,989
Federated Investors Cl. B	695,900	21,155,360	Preformed Line Products Company [c]	307,900	8,922,942
Gabelli Asset Management Cl. A	326,600	15,846,632	Teleflex	234,700	12,190,318
IGM Financial	545,600	16,616,062
Nuveen Investments Cl. A	664,600	26,231,762			29,583,249
T. Rowe Price Group	347,100	21,589,620
Resource America	14,330	465,725	Construction Materials - 1.1%
W.P. Stewart & Co.	332,900	7,876,414	Ameron International	238,300	9,031,570
			Ash Grove Cement Company	39,610	5,664,230
		169,307,420	Florida Rock Industries	396,950	23,630,433
			Universal Forest Products	2,420	105,028
Other Financial Services - 0.3%			Vulcan Materials Company	257,600	14,067,536
Fremont General	348,300	8,770,194
London Stock Exchange	652,629	7,276,968			52,498,797

		16,047,162	Industrial Components - 2.4%
			AMETEK	520,100	18,551,967
Total (Cost $213,795,605)		287,621,235	Bel Fuse Cl. B	248,806	8,407,155
			C & D Technologies	395,700	6,742,728
Health – 4.2%			Chase Corporation	164,800	2,620,320
Commercial Services - 0.8%			Crane	267,200	7,706,048
Hooper Holmes	1,505,508	8,912,607	Deswell Industries [c]	476,700	11,783,547
IDEXX Laboratories [a]	156,500	8,543,335	Donaldson Company	568,000	18,505,440
Owens & Minor	671,300	18,910,521	PerkinElmer	335,500	7,545,395
			Precision Castparts	196,700	12,919,256
		36,366,463	Watts Water Technologies Cl. A	372,800	12,019,072
			Woodhead Industries	339,700	5,445,391
Drugs and Biotech - 0.3%
Perrigo Company	666,900	11,517,363			112,246,319

Health Services - 0.4%			Machinery - 4.3%
Healthcare Services Group	148,906	3,103,201	Alamo Group	43,400	1,178,744
Health Management Associates Cl. A	60,000	1,363,200	Ampco-Pittsburgh	94,800	1,384,080
Omnicare	8,500	294,270	Cascade Corporation	101,600	4,058,920
PolyMedica Corporation	378,600	14,117,994	Graco	506,850	18,930,847
			Hardinge [c]	482,700	6,516,450
		18,878,665	IDEX Corporation	325,900	13,198,950
			Lincoln Electric Holdings	517,900	17,888,266
Medical Products and Devices - 2.3%			Lindsay Manufacturing	182,000	4,710,160
Applera Corporation- Applied			MTS Systems	162,500	5,494,125
Biosystems Group	498,400	10,421,544
Arrow International	498,475	15,447,740
Datascope	432,300	17,157,987

32 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Kimball International Cl. B	674,600	$9,990,826
Machinery (continued)			Met-Pro Corporation	47,700	634,410
Mueller (Paul) Company [c]	112,700	$3,393,059	Herman Miller	227,700	6,291,351
Nordson Corporation	426,400	17,085,848	Quixote Corporation [c]	442,900	9,004,157
Oshkosh Truck	30,300	2,071,914	Raven Industries	263,612	5,617,572
Stewart & Stevenson Services	863,900	17,476,697	Smith (A.O.) Corporation	212,900	6,374,226
Tecumseh Products Company Cl. A	199,800	9,550,440	Trinity Industries	256,400	8,738,112
Tennant	263,800	10,459,670
Thomas Industries	452,300	18,055,816			110,945,042
Toro Company (The)	344,500	28,025,075
Woodward Governor Company	258,800	18,532,668	Total (Cost $591,664,980)		863,800,039

		198,011,729	Industrial Services – 10.0%
			Advertising and Publishing - 0.4%
Metal Fabrication and Distribution - 2.0%			Grey Global Group	17,717	19,488,523
Carpenter Technology	91,000	5,319,860
Commercial Metals Company	184,100	9,308,096	Commercial Services - 2.9%
Gibraltar Industries	734,554	17,350,165	ABM Industries	762,700	15,040,444
Kaydon Corporation	618,200	20,412,964	Brink’s Company (The)	421,510	16,658,075
Mueller Industries	146,400	4,714,080	Central Parking	365,600	5,538,840
Penn Engineering & Manufacturing	205,000	3,710,500	Hillenbrand Industries	163,800	9,097,452
Penn Engineering & Manufacturing Cl. A	174,200	2,613,000	Kelly Services Cl. A	552,800	16,683,504
Quanex Corporation	234,100	16,052,237	MPS Group [a]	604,000	7,405,040
Schnitzer Steel Industries Cl. A	347,500	11,790,675	Manpower	245,200	11,843,160
Steel Technologies	18,900	519,939	Reynolds & Reynolds Company Cl. A	727,800	19,293,978
Worthington Industries	43,400	849,772	Rollins	247,000	6,501,040
			ServiceMaster Company (The)	677,000	9,335,830
		92,641,288	Watson Wyatt & Company Holdings	567,900	15,304,905

Paper and Packaging - 1.0%					132,702,268
AptarGroup	379,000	20,003,620
Bemis Company	352,300	10,248,407	Engineering and Construction - 0.8%
Schweitzer-Mauduit International	207,800	7,054,810	Chicago Bridge & Iron Company	158,900	6,356,000
Sonoco Products Company	349,500	10,362,675	EMCOR Group [a]	262,700	11,868,786
			Granite Construction	218,300	5,806,780
		47,669,512	M.D.C. Holdings	45,629	3,944,171
			M/I Homes	17,200	947,892
Pumps, Valves and Bearings - 1.1%			Ryland Group (The)	32,200	1,852,788
Baldor Electric	247,500	6,813,675	Skyline Corporation	157,100	6,409,680
CIRCOR International	28,000	648,480
Franklin Electric	466,200	19,701,612			37,186,097
Gorman-Rupp Company	295,237	6,790,451
Roper Industries	163,000	9,905,510	Food and Tobacco Processors - 0.9%
Sun Hydraulics [c]	347,650	5,551,971	Corn Products International	165,100	8,842,756
			Farmer Bros.	216,000	5,235,840
		49,411,699	Fresh Del Monte Produce	109,600	3,245,256
			Sanderson Farms	101,200	4,379,936
Specialty Chemicals and Materials - 2.4%			Seaboard Corporation	16,092	16,059,816
Albemarle Corporation	166,500	6,445,215	Universal	121,900	5,831,696
Arch Chemicals	224,700	6,466,866
Balchem Corporation	217,600	7,548,544			43,595,300
Cabot Corporation	293,000	11,333,240
Great Lakes Chemical	478,000	13,618,220	Industrial Distribution - 1.5%
Lubrizol Corporation	421,700	15,543,862	Central Steel & Wire	7,765	4,076,625
MacDermid	479,100	17,295,510	Grainger (W.W.)	316,900	21,111,878
Methanex Corporation	813,569	14,855,770	Handleman	120,200	2,581,896
Quaker Chemical	405,000	10,060,200	Lawson Products	314,016	15,835,827
RPM International	127,500	2,506,650	Ritchie Bros. Auctioneers	676,740	22,373,024
Schulman (A.)	316,304	6,772,069	Watsco	113,900	4,011,558

		112,446,146			69,990,808

Textiles - 0.1%			Printing - 0.8%
UniFirst Corporation	48,850	1,381,478	Banta Corporation	382,800	17,134,128
			CSS Industries	51,750	1,643,580
Other Industrial Products - 2.4%			Courier Corporation	253,214	13,146,871
Albany International Cl. A	172,000	6,047,520	Ennis	95,400	1,836,450
Brady Corporation Cl. A	424,100	26,535,937	John H. Harland Company	101,000	3,646,100
Diebold	238,700	13,302,751
HNI Corporation	427,600	18,408,180			37,407,129

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 33

SCHEDULES OF INVESTMENTS

Royce Total Return Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Other Natural Resources - 0.3%
Transportation and Logistics - 2.3%			Deltic Timber	38,000	$1,613,100
Alexander & Baldwin	521,700	$22,130,514	†Natural Resource Partners L.P.	75,000	4,323,750
Arkansas Best	222,600	9,992,514	Plum Creek Timber Company	177,000	6,803,880
C. H. Robinson Worldwide	128,000	7,106,560
EGL [a]	490,600	14,664,034			12,740,730
Expeditors International of Washington	333,200	18,619,216
Nordic American Tanker Shipping	37,300	1,456,565	Total(Cost $261,919,600)		352,983,770
Overseas Shipholding Group	44,300	2,445,360
Sea Containers Cl. A	287,800	5,666,782	Technology – 5.1%
SkyWest	164,800	3,305,888	Aerospace and Defense - 0.5%
Teekay Shipping	180,700	7,609,277	Cubic Corporation	25,800	649,386
UTI Worldwide	174,200	11,849,084	Curtiss-Wright	162,500	9,329,125
			HEICO Corporation	241,400	5,453,226
		104,845,794	HEICO Corporation Cl. A	231,959	4,010,571
			Kaman Corporation Cl. A	368,200	4,657,730
Other Industrial Services - 0.4%
Landauer	411,800	18,819,260			24,100,038

Total (Cost $332,837,883)		464,035,179	Components and Systems - 2.5%
			AVX Corporation	671,700	8,463,420
Natural Resources – 7.6%			Adaptec [a]	794,100	6,027,219
Energy Services - 2.4%			American Power Conversion	649,600	13,901,440
Carbo Ceramics	149,000	10,281,000	Analogic Corporation	205,491	9,203,942
Ensign Resource Service Group	312,500	6,517,019	Methode Electronics	1,332,690	17,125,066
†Enterprise Products Partners L.P.	158,400	4,096,224	Nam Tai Electronics	320,040	6,160,770
Helmerich & Payne	545,800	18,579,032	Newport Corporation [a]	489,300	6,899,130
Lufkin Industries	329,377	13,144,777	Richardson Electronics	317,700	3,370,797
Nicor	321,700	11,883,598	Symbol Technologies	853,300	14,762,090
Piedmont Natural Gas Company	585,800	13,613,992	Technitrol [a]	964,300	17,550,260
Tidewater	571,000	20,333,310	Tektronix	442,500	13,367,925
Universal Compression Holdings [a]	326,200	11,387,642
					116,832,059
		109,836,594
			Distribution - 0.4%
Oil and Gas - 3.9%			Agilysys	46,400	795,296
†Alliance Resource Partners L.P.	100,000	7,400,000	Arrow Electronics [a]	486,100	11,812,230
Berry Petroleum Company Cl. A	207,500	9,897,750	Tech Data [a]	207,800	9,434,120
Chesapeake Energy	936,700	15,455,550
Cimarex Energy [a]	258,300	9,789,570			22,041,646
Diamond Offshore Drilling	471,600	18,887,580
EOG Resources	107,000	7,635,520	IT Services - 0.7%
†Energy Transfer Partners L.P. [d]	113,600	6,725,120	Black Box	389,900	18,722,998
EnergySouth	251,367	7,048,331	MAXIMUS [a]	193,500	6,021,720
Husky Energy	291,555	8,300,024	Perot Systems Cl. A [a]	375,200	6,014,456
†Magellan Midstream Partners L.P.	100,000	5,867,000	Syntel	143,205	2,511,816
†Pacific Energy Partners L.P.	100,000	2,892,000
Patina Oil & Gas	193,000	7,237,500			33,270,990
Penn Virginia	336,200	13,639,634
†Plains All American Pipeline L.P.	125,000	4,717,500	Semiconductors and Equipment - 0.3%
Pogo Producing Company	292,700	14,193,023	Cognex Corporation	268,300	7,485,570
St. Mary Land & Exploration Company	276,900	11,557,806	Exar Corporation [a]	431,800	6,127,242
SEACOR Holdings [a]	237,000	12,655,800
Stone Energy [a]	318,200	14,347,638			13,612,812
†Sunoco Logistics Partners L.P.	100,000	4,305,000
			Software - 0.1%
		182,552,346	TALX Corporation	20,000	515,800

Precious Metals and Mining - 0.7%			Telecommunications - 0.6%
AngloGold Ashanti ADR [b]	52,000	1,890,200	Atlantic Tele-Network	5,000	162,500
Gold Fields ADR [b]	467,000	5,828,160	Inter-Tel	35,900	982,942
Goldcorp	1,212,000	18,228,480	North Pittsburgh Systems	440,526	10,894,208
Lihir Gold ADR [a,b]	340,000	6,313,800	Scientific-Atlanta	329,100	10,863,591
			SureWest Communications	158,400	4,490,640
		32,260,640
					27,393,881
Real Estate - 0.3%
W.P. Carey & Co.	443,500	15,593,460	Total (Cost $192,301,552)		237,767,226

			Utilities – 1.5%
			Aqua America	446,075	10,968,984
			CH Energy Group	224,300	10,777,615
			El Paso Electric Company [a]	318,200	6,026,708

34 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

				PRINCIPAL
	SHARES	VALUE		AMOUNT	VALUE
Utilities (continued)			GOVERNMENT BONDS – 2.2%
Hawaiian Electric Industries	673,000	$19,617,950	(Principal Amount shown in
MDU Resources Group	47,500	1,267,300	Canadian dollars.)
PNM Resources	564,800	14,283,792	Canada 3.25%, due 12/1/06	$24,000,000	$20,044,219
SJW	196,500	7,152,600	Canada 4.50%, due 9/1/07	24,000,000	20,606,766
			Canada 4.25%, due 9/1/08	24,000,000	20,502,435
Total (Cost $54,383,956)		70,094,949	Canada 5.50%, due 6/1/09	24,000,000	21,464,550
			Canada 5.50%, due 6/1/10	24,000,000	21,565,489
Miscellaneous – 5.0%
Total (Cost $191,141,239)		229,491,413	TOTAL GOVERNMENT BONDS
			(Cost $96,175,758)		104,183,459
TOTAL COMMON STOCKS
(Cost $2,861,861,973)		3,810,894,707	U.S. TREASURY OBLIGATIONS – 4.4%
			U.S. Treasury Notes
PREFERRED STOCKS – 1.0%			5.625%, due 2/15/06	100,000,000	103,093,800
Allied Waste Industries 6.25% Conv.	41,000	2,161,110	3.25%, due 8/15/08	100,000,000	99,535,200
†Central Parking Finance Trust 5.25% Conv.	4,000	75,000
Fedders Corporation 8.60% [d]	79,975	1,919,400	TOTAL U.S. TREASURY OBLIGATIONS
†First Union Real Estate Equity & Mortgage			(Cost $202,991,101)		202,629,000
Investments Ser. A 8.40% Conv.	24,000	611,520
Fleetwood Capital Trust 6.00% Conv. [a]	70,000	3,150,000	REPURCHASE AGREEMENT – 11.4%
Pioneer-Standard Electronics 6.75% Conv.	145,000	8,192,500	State Street Bank & Trust Company,
Reinsurance Group of America 5.75% Conv.	94,000	5,687,000	1.80% dated 12/31/04, due 1/3/05,
United Fire & Casualty Company			maturity value $526,641,984
6.375% Conv.	83,700	3,533,814	(collateralized by Federal Home
Vornado Realty Trust Ser. A 6.50% Conv.	60,300	6,329,088	Loan Mortgage Corp., 3.875% due 2/15/05 and
†Vornado Realty Trust Ser. F 6.75% [a]	200,000	5,100,000	Federal National Mortgage Association,
†Vornado Realty Trust Ser. G 6.625% [a]	400,000	9,880,000	1.875% due 2/15/05, valued at $537,117,056)
			(Cost $526,563,000)		526,563,000
TOTAL PREFERRED STOCKS
(Cost $36,477,609)		46,639,432	COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.3%
			U.S. Treasury Bills
	PRINCIPAL		due 2/3/05-4/28/05		34,104
	AMOUNT		U.S. Treasury Bonds
CORPORATE BONDS – 0.5%			3.625%-11.25% due 2/15/15-4/15/29		12,591,407
Amkor Technology 9.25%			U.S. Treasury Notes
Senior Note due 2/15/08	$1,000,000	1,020,000	3.50%-5.625% due 2/15/06-1/15/11		99,647
E*TRADE Financial 6.00%			U.S. Treasury Strip-Principal
Conv. Sub. Note due 2/1/07	2,500,000	2,553,125	7.625%-9.00% due 5/15/17-11/15/22		86,228
Human Genome Sciences 5.00%			U.S. Treasury Strip-Interest
Conv. Sub. Note due 2/1/07	2,000,000	1,990,000	due 8/15/12-5/15/14		87,359
†Leucadia National 3.75%
Conv. Senior Note due 4/15/14	3,000,000	3,708,750	(Cost $12,898,745)		12,898,745
Level 3 Communications 9.125% [d]
Senior Note due 5/1/08	9,250,000	8,140,000	TOTAL INVESTMENTS – 102.2%
Level 3 Communications 10.50% [d]			(Cost $3,756,453,622)		4,729,685,478
Senior Note due 12/1/08	3,000,000	2,782,500	LIABILITIES LESS CASH
Level 3 Communications 6.00%			AND OTHER ASSETS – (2.2)%		(103,700,963)
Conv. Sub. Deb. due 9/15/09	5,000,000	3,075,000
Levi Strauss & Co. 12.25%			NET ASSETS – 100.0%		$4,625,984,515
Senior Note due 12/15/12	1,000,000	1,120,000
†Mueller Industries 6.00%
Sub. Deb. due 11/1/14	1,212,000	1,187,760
Richardson Electronics 8.25%
Conv. Sub. Deb. due 6/15/06	300,000	300,000

TOTAL CORPORATE BONDS
(Cost $19,485,436)		25,877,135

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 35

SCHEDULES OF INVESTMENTS

Royce TrustShares Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCK – 83.2%			Industrial Products – 5.5%
			Industrial Components - 0.7%
Consumer Products – 3.1%			†Intermagnetics General [a]	14,900	$378,609
Apparel and Shoes - 3.1%
Delta Apparel	40,380	$979,215	Machinery - 2.7%
†Polo Ralph Lauren Cl. A	16,500	702,900	Lincoln Electric Holdings	28,900	998,206
			†UNOVA [a]	19,000	480,510
Total (Cost $774,326)		1,682,115
					1,478,716
Consumer Services – 4.4%
Retail Stores - 1.4%			Metal Fabrication and Distribution - 0.9%
†Party City [a]	56,500	730,545	†Schnitzer Steel Industries Cl. A	15,000	508,950

Other Consumer Services - 3.0%			Specialty Chemicals and Materials - 1.2%
†MoneyGram International	31,100	657,454	†Aceto	32,500	618,800
Sotheby’s Holdings Cl. A [a]	55,000	998,800
			Total (Cost $2,045,089)		2,985,075
		1,656,254
			Industrial Services – 12.3%
Total (Cost $1,882,778)		2,386,799	Commercial Services - 3.8%
			†Harsco Corporation	9,000	501,660
Financial Intermediaries – 1.9%			Kforce [a]	72,000	799,200
Securities Brokers - 1.9%			MPS Group [a]	66,000	809,160
E*TRADE Financial [a]	68,200	1,019,590
					2,110,020
Total (Cost $564,760)		1,019,590
			Engineering and Construction - 2.1%
Financial Services – 11.0%			†EMCOR Group [a]	10,000	451,800
Information and Processing - 2.8%			Insituform Technologies Cl. A [a]	30,000	680,100
eFunds Corporation [a]	29,900	717,899
SEI Investments	20,000	838,600			1,131,900

		1,556,499	Industrial Distribution - 1.9%
			Ritchie Bros. Auctioneers	31,000	1,024,860
Insurance Brokers - 2.7%
†Brown & Brown	20,000	871,000	Transportation and Logistics - 4.5%
Gallagher (Arthur J.) & Company	18,000	585,000	†Atlas Air Worldwide Holdings [a]	36,000	847,800
			EGL [a]	17,000	508,130
		1,456,000	†Pacer International [a]	33,000	701,580
			UTI Worldwide	6,000	408,120
Investment Management - 5.5%
Alliance Capital Management					2,465,630
Holding L.P.	30,000	1,260,000
†Federated Investors Cl. B	25,000	760,000	Total (Cost $3,986,190)		6,732,410
†Nuveen Investments Cl. A	25,800	1,018,326
			Natural Resources – 4.5%
		3,038,326	Energy Services - 4.5%
			Input/Output [a]	135,000	1,193,400
Total (Cost $4,619,687)		6,050,825	Universal Compression Holdings [a]	22,000	768,020
			Willbros Group [a]	23,000	530,150
Health – 11.1%
Commercial Services - 1.8%			Total (Cost $1,713,854)		2,491,570
First Consulting Group [a]	62,700	383,097
TriZetto Group (The) [a]	64,400	611,800	Technology – 24.9%
			Components and Systems - 10.4%
		994,897	†Checkpoint Systems [a]	47,000	848,350
			Excel Technology [a]	14,000	364,000
Drugs and Biotech - 5.8%			†Fargo Electronics [a]	32,700	490,140
†Hi-Tech Pharmacal [a]	40,000	737,600	†Lowrance Electronics	28,000	881,972
Lexicon Genetics [a]	47,000	364,485	†Plexus Corporation [a]	48,300	628,383
†Par Pharmaceutical Companies [a]	21,000	868,980	Richardson Electronics	56,100	595,221
Perrigo Company	27,900	481,833	Symbol Technologies	30,000	519,000
†Priority Healthcare Cl. B [a]	33,000	718,410	Technitrol [a]	42,800	778,960
			†Vishay Intertechnology [a]	40,100	602,302
		3,171,308
					5,708,328
Medical Products and Devices - 2.4%
Applera Corporation- Applied			Distribution - 0.7%
Biosystems Group	30,000	627,300	†Benchmark Electronics [a]	12,000	409,200
†STERIS Corporation [a]	29,500	699,740

		1,327,040

Personal Care - 1.1%
†Inter Parfums	36,200	575,580

Total (Cost $5,127,771)		6,068,825

36 | THE ROYCE FUNDS ANNUAL REPORT 2004		THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

Royce Opportunity Fund

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			COMMON STOCKS – 93.6%
IT Services - 5.3%
Forrester Research [a]	30,000	$538,200	Consumer Products – 5.2%
Gartner Cl. A [a]	55,000	685,300	Apparel and Shoes - 1.3%
Keane [a]	38,000	558,600	Hartmarx Corporation [a]	306,400	$2,380,728
MAXIMUS [a]	8,600	267,632	Phillips-Van Heusen	281,300	7,595,100
Perot Systems Cl. A [a]	40,000	641,200	Skechers U.S.A. Cl. A [a]	351,500	4,555,440
Syntel	10,700	187,678	Warnaco Group (The) [a],d	657,000	14,191,200

		2,878,610			28,722,468

Semiconductors and Equipment - 3.7%			Collectibles - 0.2%
Cognex Corporation	28,500	795,150	Topps Company (The)	370,600	3,613,350
Credence Systems [a]	40,000	366,000
Exar Corporation [a]	41,600	590,304	Home Furnishing and Appliances - 1.3%
Fairchild Semiconductor			Bassett Furniture Industries	292,700	5,744,237
International Cl. A [a]	18,000	292,680	Furniture Brands International	483,200	12,104,160
			La-Z-Boy	614,800	9,449,476
		2,044,134
					27,297,873
Software - 3.7%
JDA Software Group [a]	20,000	272,400	Publishing - 1.6%
ManTech International Cl. A [a]	20,000	474,800	Journal Communications Cl. A	347,900	6,286,553
†Pegasystems [a]	102,800	876,884	McClatchy Company (The) Cl. A	95,300	6,843,493
Verity [a]	30,000	393,600	Media General Cl. A	105,300	6,824,493
			Scholastic Corporation [a],d	351,600	12,995,136
		2,017,684
					32,949,675
Telecommunications - 1.1%
Scientific-Atlanta	18,000	594,180	Other Consumer Products - 0.8%
			Cross (A. T.) Company Cl. A [a]	339,900	1,682,505
Total (Cost $11,100,817)		13,652,136	Playtex Products [a]	995,100	7,950,849
			Universal Electronics [a]	246,000	4,329,600
Miscellaneous – 4.5%			Water Pik Technologies [a]	140,800	2,496,384
Total (Cost $2,320,823)		2,487,616
					16,459,338
TOTAL COMMON STOCKS
(Cost $34,136,095)		45,556,961	Total (Cost $84,668,988)		109,042,704

REPURCHASE AGREEMENT – 17.5%			Consumer Services – 8.4%
State Street Bank & Trust Company,			Direct Marketing - 0.5%
1.80% dated 12/31/04, due 1/3/05,			Alloy [a],d	1,130,100	9,119,907
maturity value $9,613,442			†Gaiam [a],d	148,800	915,120
(collateralized by Federal National Mortgage
Association, 2.875% due 10/15/05,					10,035,027
valued at $9,806,131)
(Cost $9,612,000)		9,612,000	Leisure and Entertainment - 1.4%
			Carmike Cinemas	55,000	2,007,500
TOTAL INVESTMENTS – 100.7%			Orient-Express Hotels Cl. A	440,400	9,059,028
(Cost $43,748,095)		55,168,961	Steinway Musical Instruments [a]	296,300	8,574,922
LIABILITIES LESS CASH			Vail Resorts [a]	425,000	9,528,500
AND OTHER ASSETS – (0.7)%		(393,089)
					29,169,950
NET ASSETS – 100.0%		$54,775,872
			Media and Broadcasting - 1.8%
			†Cox Radio Cl. A [a],d	705,200	11,621,696
			Emmis Communications Cl. A a,d	614,200	11,786,498
			Insight Communications
			Company Cl. A [a],d	1,180,500	10,943,235
			Regent Communications [a],d	573,500	3,039,550

					37,390,979

			Restaurants and Lodgings - 0.5%
			Landry’s Restaurants	166,500	4,838,490
			Rubio’s Restaurants [a]	385,300	4,673,689

					9,512,179

			Retail Stores - 3.9%
			Burlington Coat Factory Warehouse	432,400	9,815,480
			Casual Male Retail Group [a]	779,700	4,249,365
			Dillard’s Cl. A	480,300	12,905,661
			Genesc [a],d	231,100	7,196,454
			Linens ’n Things [a],d	267,500	6,634,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 37

SCHEDULES OF INVESTMENTS

Royce Opportunity Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Consumer Services (continued)			Personal Care - 0.2%
Retail Stores (continued)			Revlon Cl. A [a]	1,395,740	$3,210,202
Longs Drug Stores	322,100	$8,880,297
REX Stores [a]	524,200	7,962,598	Total (Cost $79,726,411)		96,936,529
Saks	647,000	9,387,970
Tweeter Home Entertainment Group [a,d]	911,400	6,243,090	Industrial Products – 25.7%
Wild Oats Markets [a,d]	774,500	6,823,345	Automotive - 0.3%
Wilsons The Leather Experts [a,d]	668,300	2,606,370	Spartan Motors	533,600	6,365,848

		82,704,630	Building Systems and Components - 0.7%
			Lennox International	579,200	11,786,720
Other Consumer Services - 0.3%			Modtech Holdings [a,d]	379,401	2,985,886
Rent-Way [a,d]	857,600	6,869,376
					14,772,606
Total (Cost $143,128,192)		175,682,141
			Construction Materials - 0.2%
Financial Intermediaries – 1.8%			NCI Building Systems [a,d]	105,800	3,967,500
Banking - 0.3%
Texas Capital Bancshares [a,d]	278,500	6,021,170	Industrial Components - 4.5%
			American Technical Ceramics [a]	298,600	2,980,028
Insurance - 1.5%			†Barnes Group	423,400	11,224,334
†American Physicians Capital [a,d]	332,100	11,962,242	CTS Corporation	388,900	5,168,481
†FBL Financial Group Cl. A	354,700	10,126,685	Deswell Industries	297,033	7,342,359
Horace Mann Educators	497,300	9,488,484	Gerber Scientific [a,c,d]	1,265,800	9,632,738
			GrafTech International [a,d]	606,600	5,738,436
		31,577,411	Hawk Corporation Cl. A [a,c]	631,800	5,458,752
			Ladish Company [a]	444,700	5,109,603
Total (Cost $27,988,592)		37,598,581	Lamson & Sessions Company [a]	621,500	5,655,650
			MagneTek [a,d]	1,398,700	9,651,030
Financial Services – 0.9%			Planar Systems [a,d]	363,400	4,080,982
Other Financial Services - 0.9%			Timken Company (The)	540,000	14,050,800
Advanta Corp. Cl. B	353,000	8,567,310	Zygo Corporation [a]	632,000	7,451,280
Metris Companies [a,d]	842,500	10,741,875
					93,544,473
Total (Cost $9,931,314)		19,309,185
			Machinery - 6.3%
Health – 4.6%			AGCO Corporation [a,d]	383,300	8,390,437
Commercial Services - 0.3%			Baldwin Technology Company Cl. A [a,c]	745,300	2,235,900
TriZetto Group (The) [a]	774,400	7,356,800	Evans & Sutherland Computer [a,c]	540,125	3,764,671
			FEI Company [a,d]	367,400	7,715,400
Drugs and Biotech - 1.2%			Flow International [a,c]	831,000	2,484,690
†Cambrex Corporation	455,000	12,330,500	GSI Lumonics [a,d]	896,100	10,287,228
†Par Pharmaceutical Companies [a,d]	290,500	12,020,890	Hurco Companies [a,c]	345,300	5,697,450
Transgenomic [a]	725,100	833,865	JLG Industries	416,400	8,173,932
			Keithley Instruments	345,300	6,802,410
		25,185,255	LeCroy Corporation [a,d]	520,400	12,146,136
			Regal-Beloit	422,200	12,074,920
Health Services - 2.0%			†Robbins & Myers	430,100	10,249,283
Cross Country Healthcare [a,d]	457,000	8,262,560	Stewart & Stevenson Services	306,400	6,198,472
†Kindred Healthcare [a,d]	117,300	3,513,135	TB Wood’s [c]	272,800	1,707,728
†LifePoint Hospitals [a,d]	241,100	8,395,102	Terex Corporation [a]	222,200	10,587,830
MIM Corporation [a,d]	679,400	4,314,190	Thermadyne Holdings [a,d]	392,900	5,166,635
Medical Staffing Network Holdings [a,d]	679,900	5,568,381	UNOVA [a,d]	725,800	18,355,482
Province Healthcare Company [a]	282,900	6,322,815
QuadraMed [a]	516,800	1,292,000			132,038,604
Quovadx [a]	923,604	2,207,414
Tripos [a]	431,700	2,300,961	Metal Fabrication and Distribution - 1.8%
			Carpenter Technology	53,000	3,098,380
		42,176,558	Foster (L.B.) Company Cl. A [a]	490,700	4,666,557
			Oregon Steel Mills [a,d]	955,500	19,387,095
Medical Products and Devices - 0.9%			Penn Engineering & Manufacturing	203,000	3,674,300
Del Global Technologies [a]	289,085	737,167	RTI International Metals [a,d]	285,700	5,868,278
†Encore Medical [a,d]	530,600	3,602,774
†HealthTronics [a,d]	614,500	6,532,135			36,694,610
Hologic [a,d]	161,700	4,441,899
New Brunswick Scientific [a]	353,374	2,190,919	Paper and Packaging - 0.5%
†PhotoMedex [a,d]	556,600	1,502,820	Graphic Packaging [a,d]	1,227,200	8,835,840
			Peak International [a,d]	232,400	951,446
		19,007,714
					9,787,286

38 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	SHARES	VALUE		SHARES	VALUE
Industrial Products (continued)			Fleetwood Enterprises [a,d]	613,700	$8,260,402
Pumps, Valves and Bearings - 2.0%			†Matrix Service Company [a,d]	584,000	4,707,040
Baldor Electric	440,900	$12,137,977
CIRCOR International	508,400	11,774,544			36,342,398
Flowserve Corporation [a,d]	324,100	8,925,714
Gardner Denver [a,d]	247,600	8,985,404	Food and Tobacco Processors - 0.1%
			Galaxy Nutritional Foods [a]	664,300	1,162,525
		41,823,639
			Industrial Distribution - 0.6%
Specialty Chemicals and Materials - 6.8%			Aviall [a]	322,600	7,410,122
†Aceto	569,900	10,850,896	Rush Enterprises Cl. B [a]	266,800	4,618,308
Albemarle Corporation	134,900	5,221,979
Calgon Carbon	822,400	7,467,392			12,028,430
H.B. Fuller Company	235,000	6,699,850
LESCO [a,d]	400,800	5,166,312	Printing - 0.5%
Lydall [a,d]	498,900	5,916,954	Bowne & Co.	647,700	10,531,602
MacDermid	312,600	11,284,860
Material Sciences [a]	555,900	10,000,641	Transportation and Logistics - 2.5%
†Mosaic Company (The) [a,d]	762,900	12,450,528	Alaska Air Group [a,d]	255,200	8,546,648
†OM Group [a,d]	298,400	9,674,128	†Atlas Air Worldwide Holdings [a]	497,300	11,711,415
Park Electrochemical	427,900	9,276,872	FLYi [a,d]	178,500	315,945
PolyOne Corporation [a]	1,033,700	9,365,322	Mesa Air Group [a,d]	753,800	5,985,172
Quaker Chemical	307,000	7,625,880	OMI Corporation	249,400	4,202,390
†Spartech Corporation	444,500	12,041,505	Sea Containers Cl. A	624,900	12,304,281
Terra Industries [a,d]	473,700	4,206,456	†Swift Transportation Company [a,d]	473,000	10,160,040
Titanium Metals [a,d]	685,445	16,546,642
					53,225,891
		143,796,217
			Other Industrial Services - 0.1%
Textiles - 0.2%			National Technical Systems [a]	351,400	1,760,514
Dixie Group [a]	263,800	4,447,668
			Total (Cost $130,959,011)		181,026,161
Other Industrial Products - 2.4%
Interface Cl. A [a,d]	1,174,500	11,709,765	Natural Resources – 3.0%
Maxwell Technologies [a]	506,500	5,135,910	Energy Services - 1.5%
McGrath RentCorp	301,800	13,161,498	†Global Industries [a,d]	462,600	3,834,954
†Tredegar Corporation	478,700	9,674,527	GulfMark Offshore [a,d]	547,600	12,195,052
†Trinity Industries	336,200	11,457,696	†Newpark Resources [a,d]	1,007,700	5,189,655
			†Universal Compression Holdings [a]	284,500	9,931,895
		51,139,396
					31,151,556
Total (Cost $369,451,176)		538,377,847
			Oil and Gas - 1.1%
Industrial Services – 8.6%			†ATP Oil & Gas [a,d]	281,400	5,228,412
Advertising and Publishing - 0.8%			†Plains Exploration & Production
Journal Register Company [a,d]	408,200	7,890,506	Company [a,d]	191,013	4,966,338
ValueClick [a,d]	663,000	8,837,790	†Remington Oil & Gas [a,d]	291,700	7,948,825
			†Todco Cl. A [a,d]	311,000	5,728,620
		16,728,296
					23,872,195
Commercial Services - 2.3%
Anacomp Cl. A [a]	120,800	2,059,640	Precious Metals and Mining - 0.4%
Carreker Corporation [a]	644,200	5,540,120	Century Aluminum [a,d]	329,000	8,639,540
†MPS Group [a]	338,700	4,152,462
Management Network Group [a]	861,200	2,023,820	Total (Cost $42,845,453)		63,663,291
Pemstar [a,d]	839,600	1,519,676
†Precis [a,d]	379,300	1,009,317	Technology – 30.6%
Rentrak Corporation [a]	324,800	4,069,744	Aerospace and Defense - 4.7%
Sparton Corporation [a]	301,518	2,716,677	†AirTran Holdings [a,d]	494,100	5,286,870
TRC Companies [a]	646,500	10,990,500	ARGON ST [a]	107,500	3,810,875
Volt Information Sciences [a]	403,100	11,847,109	BE Aerospace [a]	635,800	7,400,712
Xanser Corporation [a]	1,184,800	3,317,440	CPI Aerostructures [a]	208,700	2,389,615
			Ducommun [a]	356,500	7,433,025
		49,246,505	Esterline Technologies [a,d]	380,400	12,420,060
			Fairchild Corporation (The) Cl. A [a]	778,500	2,872,665
Engineering and Construction - 1.7%			GenCorp	452,100	8,395,497
Champion Enterprises [a,d]	693,800	8,200,716	HEICO Corporation	361,600	8,168,544
Comfort Systems USA [a]	836,900	6,427,392	Herley Industries [a,d]	189,300	3,850,362
†EMCOR Group [a,d]	193,600	8,746,848	Hexcel Corporation [a,d]	1,135,000	16,457,500
			Kaman Corporation Cl. A	586,000	7,412,900
			LaBarge [a]	389,400	4,945,380
			Teledyne Technologies [a,d]	285,300	8,396,379

					99,240,384

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 39

SCHEDULES OF INVESTMENTS

Royce Opportunity Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			†Electroglas [a,d]	452,500	$2,149,375
Components and Systems - 7.0%			FSI International [a]	800,000	3,736,000
Ampex Corporation Cl. A [a,d]	53,200	$2,101,400	†Genus [a,d]	794,500	1,525,440
Analogic Corporation	159,700	7,152,963	Integrated Silicon Solution [a,d]	479,800	3,934,360
Ault [a,c]	321,100	960,089	Intevac [a,d]	492,075	3,720,087
Belden CDT [d]	532,050	12,343,560	MEMC Electronic Materials [a,d]	776,400	10,287,300
Bonso Electronics International	202,900	1,073,138	Mentor Graphics [a,d]	663,500	10,144,915
Chyron Corporation [a]	306,700	147,216	PLX Technology [a,d]	586,500	6,099,600
Cray [a,d]	1,208,400	5,631,144	Pericom Semiconductor [a,d]	766,000	7,223,380
Dot Hill Systems [a,d]	738,600	5,790,624	Silicon Storage Technology [a,d]	285,100	1,696,345
Hypercom Corporation [a,d]	586,400	3,471,488	Standard Microsystems [a,d]	351,200	6,261,896
InFocus Corporation [a,d]	628,700	5,758,892	TriQuint Semiconductor [a,d]	1,180,000	5,251,000
Innovex [a,d]	760,100	4,142,545	Veeco Instruments [a,d]	457,600	9,641,632
Interlink Electronics [a]	367,600	3,477,496	Vitesse Semiconducter [a,d]	785,400	2,772,462
Interphase Corporation [a,c]	370,800	3,122,136	White Electronic Designs [a,d]	822,700	5,207,691
Iomega Corporation [a]	1,134,100	6,282,914
†KEMET Corporation [a,d]	562,900	5,037,955			122,812,319
Lantronix [a,d]	1,047,900	1,058,379
Merix Corporation [a,d]	372,700	4,293,504	Software - 3.5%
Nam Tai Electronics	528,600	10,175,550	†Ascential Software [a,d]	586,600	9,567,446
OSI Systems [a,d]	437,300	9,931,083	Borland Software [a,d]	1,012,400	11,824,832
Pinnacle Systems [a]	1,239,700	7,562,170	Bottomline Technologies [a]	224,500	3,253,005
Printronix [a,d]	298,900	5,353,299	†Digital Impact [a]	872,800	1,239,376
Radiant Systems [a,d]	653,600	4,254,936	Epicor Software [a,d]	565,600	7,969,304
SBS Technologies [a]	379,950	5,304,102	Evolving Systems [a,d]	633,900	2,846,211
SCM Microsystems [a,d]	680,920	3,322,890	Indus International [a]	996,600	2,131,727
Spectrum Control [a,d]	571,100	4,146,186	MSC.Software [a,d]	702,200	7,352,034
TTM Technologies [a]	636,100	7,505,980	MAPICS [a]	603,500	6,366,925
Vishay Intertechnology [a,d]	643,000	9,657,860	†Manugistics Group [a,d]	1,380,500	3,962,035
Western Digital [a]	653,500	7,083,940	NetIQ Corporation [a]	777,700	9,495,717
			Phoenix Technologies [a]	869,100	7,178,766
		146,143,439	Versant Corporation [a]	459,600	422,832

Distribution - 0.8%					73,610,210
Bell Industries [a,c]	434,100	1,415,166
Bell Microproducts [a,d]	922,500	8,874,450	Telecommunications - 6.6%
Benchmark Electronics [a]	196,000	6,683,600	Andrew Corporation [a,d]	653,100	8,901,753
			Arris Group [a,d]	650,000	4,576,000
		16,973,216	C-COR.net [a,d]	672,300	6,252,390
			Carrier Access [a,d]	578,600	6,179,448
Internet Software and Services - 0.7%			Centillium Communications [a]	1,571,200	3,818,016
†Digitas [a,d]	920,151	8,787,442	ClearOne Communications [a]	390,500	1,464,375
Inforte Corporation [a]	251,900	1,984,972	CommScope [a,d]	479,000	9,053,100
†Lionbridge Technologies [a,d]	205,600	1,381,632	Comtech Telecommunications [a,d]	206,200	7,755,182
†1-800-Flowers.com Cl. A [a,d]	371,700	3,125,997	†Covad Communications Group [a,d]	1,069,900	2,300,285
			EMS Technologies [a]	389,500	6,473,490
		15,280,043	EMCORE Corporation [a]	568,100	1,982,669
			General Communication Cl. A [a]	629,200	6,946,368
IT Services - 1.5%			Glenayre Technologies [a]	1,374,400	2,996,192
CIBER [a,d]	820,323	7,907,914	Globecomm Systems [a,d]	334,900	2,129,964
Computer Horizons [a,c]	1,696,200	6,462,522	Inter-Tel	323,000	8,843,740
Computer Task Group [a,c]	1,046,400	5,859,840	Interland [a,d]	542,600	1,774,302
Keane [a]	650,000	9,555,000	MetaSolv [a]	977,300	2,589,845
Technology Solutions [a,d]	1,095,200	1,215,672	Network Equipment Technologies [a,d]	1,165,000	11,440,300
			Powerwave Technologies [a,d]	1,315,000	11,151,200
		31,000,948	Radyne ComStream [a,d]	513,100	3,832,857
			†Redback Networks [a,d]	596,000	3,194,560
Semiconductors and Equipment - 5.8%			Symmetricom [a,d]	1,199,800	11,650,058
ADE Corporation [a,d]	375,400	7,027,488	†Tollgrade Communications [a,d]	543,000	6,646,320
Alliance Semiconductor [a]	1,103,600	4,083,320	Westell Technologies Cl. A [a,d]	946,800	6,438,240
ANADIGICS [a,d]	752,900	2,823,375
Brooks Automation [a,d]	469,100	8,077,902			138,390,654
California Micro Devices [a,d]	897,900	6,366,111
†Conexant Systems [a,d]	78,016	155,252	Total (Cost $526,106,876)		643,451,213
Credence Systems [a,d]	912,000	8,344,800
Cypress Semiconductor [a,d]	535,600	6,282,588

40 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

Royce Special Equity Fund

	SHARES	VALUE		SHARES	VALUE
Utilities – 0.2%			COMMON STOCKS – 85.8%
†Sierra Pacific Resources [a,d]	343,925	$3,611,212
			Consumer Products – 17.3%
Total (Cost $2,587,986)		3,611,212	Apparel and Shoes - 3.4%
			Hampshire Group [a,c,d]	222,500	$7,009,195
Miscellaneous – 4.6%			K-Swiss Cl. A	650,000	18,928,000
Total (Cost $83,847,749)		96,726,930	Kellwood Company	305,000	10,522,500

TOTAL COMMON STOCKS					36,459,695
(Cost $1,501,241,748)		1,965,425,794
			Collectibles - 0.7%
REPURCHASE AGREEMENT – 6.4%			Russ Berrie & Company	340,000	7,765,600
State Street Bank & Trust Company,
1.80% dated 12/31/04, due 1/3/05,			Food/Beverage/Tobacco - 3.4%
maturity value $134,161,121			Lancaster Colony	602,500	25,829,175
(collateralized by Federal Home Loan			National Beverage	1,161,800	9,666,176
Mortgage Corp., 2.125%-3.875% due
2/15/05-11/15/05 and Federal National Mortgage					35,495,351
Association, 3.00% due 8/15/07, valued at
$136,825,156)			Home Furnishing and Appliances - 8.0%
(Cost $134,141,000)		134,141,000	American Woodmark	571,800	24,976,224
			Chromcraft Revington [a,c]	320,700	3,944,610
COLLATERAL RECEIVED FOR SECURITIES LOANED – 10.7%			Ethan Allen Interiors	268,000	10,725,360
U.S. Treasury Bonds			Flexsteel Industries [c]	369,200	6,516,011
6.00%-8.75% due 8/15/19-2/15/27		2,763,146	Hooker Furniture	637,500	14,471,250
Money Market Funds			MITY Enterprises [a]	171,900	2,585,376
State Street Navigator Securities Lending			National Presto Industries [c]	458,000	20,839,000
Prime Portfolio		222,662,457
					84,057,831
(Cost $225,425,603)		225,425,603
			Sports and Recreation - 0.5%
TOTAL INVESTMENTS – 110.7%			Escalade	405,100	5,412,136
(Cost $1,860,808,351)		2,324,992,397
LIABILITIES LESS CASH			Other Consumer Products - 1.3%
AND OTHER ASSETS – (10.7)%		(224,572,957)	Koss Corporation	154,300	2,893,125
			Movado Group	282,500	5,268,625
NET ASSETS – 100.0%		$2,100,419,440	Yankee Candle Company [a]	159,000	5,275,620

					13,437,370

			Total (Cost $143,910,982)		182,627,983

			Consumer Services – 19.9%
			Leisure and Entertainment - 0.2%
			Bowl America Cl. A	165,000	2,326,500

			Restaurants and Lodgings - 5.3%
			Bob Evans Farms	600,000	15,684,000
			CEC Entertainment [a,d]	460,000	18,386,200
			Frisch’s Restaurants [c]	297,500	7,089,425
			Jack in the Box [a]	396,400	14,615,268

					55,774,893

			Retail Stores - 14.4%
			†AnnTaylor Stores [a]	440,000	9,473,200
			Arden Group Cl. A	113,300	11,383,761
			BJ’s Wholesale Club [a]	790,000	23,012,700
			Borders Group	1,390,000	35,306,000
			Cato Corporation Cl. A	456,800	13,164,976
			Deb Shops	442,300	11,075,192
			Dress Barn (The) [a]	855,000	15,048,000
			Hancock Fabrics	304,700	3,159,739
			Jo-Ann Stores [a]	338,500	9,322,290
			†Neiman Marcus Group (The) Cl. A	115,000	8,227,100
			Sharper Image [a,d]	220,000	4,147,000
			Talbots	280,000	7,624,400

					150,944,358

			Total (Cost $170,681,261)		209,045,751

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 41

SCHEDULES OF INVESTMENTS

Royce Special Equity Fund (continued)

	SHARES	VALUE		SHARES	VALUE
Financial Services – 2.2%			Industrial Services – 15.7%
Insurance Brokers - 2.2%			Commercial Services - 2.1%
Hilb Rogal & Hobbs Company	640,000	$23,193,600	†Global Imaging Systems [a,d]	238,200	$9,408,900
			Watson Wyatt & Company Holdings	492,500	13,272,875
Total (Cost $20,382,511)		23,193,600
					22,681,775
Health – 5.0%
Commercial Services - 0.6%			Food and Tobacco Processors - 4.3%
Owens & Minor	199,000	5,605,830	Farmer Bros.	313,000	7,587,120
			Sanderson Farms	397,500	17,203,800
Health Services - 0.6%			Universal	422,500	20,212,400
National Dentex [a,c]	216,000	6,577,416
					45,003,320
Medical Products and Devices - 2.5%
Bio-Rad Laboratories Cl. A [a,d]	461,000	26,447,570	Industrial Distribution - 2.1%
			Lawson Products	431,100	21,740,373
Personal Care - 1.3%
Regis	302,700	13,969,605	Printing - 5.7%
			Banta Corporation	752,400	33,677,424
Total (Cost $43,950,184)		52,600,421	CSS Industries	525,600	16,693,056
			Ennis	495,900	9,546,075
Industrial Products – 24.4%
Automotive - 5.0%					59,916,555
Bandag Cl. A	578,300	26,792,639
R & B [a]	350,000	8,746,500	Transportation and Logistics - 1.5%
Strattec Security [a]	145,000	9,079,900	†Arkansas Best	355,000	15,935,950
Superior Industries International [d]	262,500	7,625,625
			Total (Cost $121,100,783)		165,277,973
		52,244,664
			Miscellaneous – 1.3%
Building Systems and Components - 0.7%			Total (Cost $10,987,235)		13,351,282
Simpson Manufacturing	208,200	7,266,180
			TOTAL COMMON STOCKS
Industrial Components - 2.6%			(Cost $702,440,874)		902,537,827
Genlyte Group (The) [a,d]	205,100	17,572,968
Standex International	335,000	9,544,150	REPURCHASE AGREEMENT – 11.3%
			State Street Bank & Trust Company,
		27,117,118	1.80% dated 12/31/04, due 1/3/05,
			maturity value $119,392,906
Machinery - 5.4%			(collateralized by Federal Home Loan Mortgage
Briggs & Stratton	542,500	22,557,150	Corp., 2.125% due 11/15/05 and
Cascade Corporation	525,500	20,993,725	Federal National Mortgage Association,
Toro Company (The)	165,000	13,422,750	2.875% due 10/15/05, valued at $121,767,573)
			(Cost $119,375,000)		119,375,000
		56,973,625
			COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.1%
Metal Fabrication and Distribution - 1.0%			Money Market Funds
†Encore Wire [a,d]	71,900	958,427	AIM Liquid Assets Institutional Fund		11,531,743
Quanex Corporation	138,300	9,483,231	State Street DDA		540

		10,441,658	(Cost $11,532,283)		11,532,283

Paper and Packaging - 2.4%			TOTAL INVESTMENTS – 98.2%
Schweitzer-Mauduit International	727,500	24,698,625	(Cost $833,348,157)		1,033,445,110

Specialty Chemicals and Materials - 5.7%			CASH AND OTHER ASSETS LESS LIABILITIES – 1.8%		18,930,222
Hawkins [c]	515,000	6,097,600
Lubrizol Corporation	752,500	27,737,150	NET ASSETS – 100.0%		$1,052,375,332
Quaker Chemical	226,100	5,616,324
Schulman (A.)	978,300	20,945,403

		60,396,477

Other Industrial Products - 1.6%
Met-Pro Corporation [c]	598,400	7,958,720
Superior Uniform Group [c]	625,000	9,343,750

		17,302,470

Total (Cost $191,427,918)		256,440,817

42 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

Royce Select Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 93.7%			Medical Products and Devices - 2.8%
Consumer Products – 4.2%			Arrow International	20,000	$619,800
Apparel and Shoes - 2.7%			Bruker BioSciences [a]	20,500	82,615
†Polo Ralph Lauren Cl. A	15,800	$673,080
					702,415
Home Furnishing and Appliances - 1.5%
†Select Comfort [a]	20,000	358,800	Total (Cost $2,027,508)		2,721,432

Total (Cost $828,588)		1,031,880	Industrial Products – 6.2%
			Building Systems and Components - 1.1%
Consumer Services – 3.6%			Juno Lighting	6,700	281,400
Retail Stores - 2.4%
†Hot Topic [a]	35,000	601,650	Construction Materials - 2.9%
			†Heywood Williams Group [a]	120,000	217,257
Other Consumer Services - 1.2%			Florida Rock Industries	8,625	513,446
†MoneyGram International	13,800	291,732
					730,703
Total (Cost $867,675)		893,382
			Specialty Chemicals and Materials - 2.2%
Financial Intermediaries – 8.3%			MacDermid	15,000	541,500
Insurance - 2.9%
Erie Indemnity Company Cl. A	10,000	525,700	Total (Cost $651,379)		1,553,603
Montpelier Re Holdings	5,200	199,940
			Industrial Services – 8.7%
		725,640	Commercial Services - 3.8%
			iGATE Corporation [a]	73,300	296,865
Real Estate Investment Trusts - 2.7%
Rayonier	13,650	667,622	MPS Group [a]	30,000	367,800
			RemedyTemp Cl. A [a]	23,500	240,875
Securities Brokers - 2.7%			†Viad Corporation	1,725	49,145
E*TRADE Financial [a]	45,300	677,235
					954,685
Total (Cost $1,378,066)		2,070,497
			Industrial Distribution - 2.7%
Financial Services – 12.1%			Ritchie Bros. Auctioneers	20,000	661,200
Information and Processing - 5.2%
eFunds Corporation [a]	25,000	600,250	Transportation and Logistics - 2.2%
†SEI Investments	16,700	700,231	EGL [a]	12,000	358,680
			UTI Worldwide	2,800	190,456
		1,300,481
					549,136
Insurance Brokers - 2.0%
Gallagher (Arthur J.) & Company	15,000	487,500	Total (Cost $1,137,178)		2,165,021

Investment Management - 4.1%			Natural Resources – 7.9%
Alliance Capital Management Holding L.P.	9,400	394,800	Energy Services - 5.6%
†Nuveen Investments Cl. A	15,800	623,626	Input/Output [a]	91,900	812,396
			Universal Compression Holdings [a]	17,000	593,470
		1,018,426
					1,405,866
Other Financial Services - 0.8%
PRG-Schultz International [a]	41,100	206,733	Oil and Gas - 2.3%
			Penn Virginia	14,000	567,980
Total (Cost $2,063,013)		3,013,140
			Total (Cost $1,321,155)		1,973,846
Health – 10.9%
Commercial Services - 4.6%			Technology – 29.9%
Covance [a]	4,500	174,375	Components and Systems - 7.4%
First Consulting Group [a]	40,000	244,400	†Lowrance Electronics	15,500	488,235
†IDEXX Laboratories [a]	10,000	545,900	†Plexus Corporation [a]	36,700	477,467
TriZetto Group (The) [a]	20,000	190,000	Richardson Electronics	24,900	264,189
			Technitrol [a]	20,000	364,000
		1,154,675	†Vishay Intertechnology [a]	17,100	256,842

Drugs and Biotech - 3.5%					1,850,733
Emisphere Technologies [a]	47,800	193,590
Lexicon Genetics [a]	37,500	290,812	Distribution - 0.9%
Perrigo Company	22,000	379,940	Tech Data [a]	4,800	217,920

		864,342	IT Services - 8.3%
			BearingPoint [a]	22,500	180,675
			Black Box	4,500	216,090
			Covansys Corporation [a]	38,500	589,050
			Gartner Cl. A [a]	34,600	431,116
			Perot Systems Cl. A [a]	26,300	421,589
			Syntel	12,600	221,004

					2,059,524

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 43

SCHEDULES OF INVESTMENTS

Royce Select Fund ( continued)	Royce Value Fund

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			COMMON STOCKS – 81.5%
Semiconductors and Equipment - 6.7%			Consumer Products – 12.3%
†Cognex Corporation	20,600	$574,740	Apparel and Shoes - 4.9%
Credence Systems [a]	27,000	247,050	†K-Swiss Cl. A	15,100	$439,712
Exar Corporation [a]	34,700	492,393	Polo Ralph Lauren Cl. A	21,800	928,680
PDF Solutions [a]	22,000	354,420	†Timberland Company Cl. A [a]	8,600	538,962

		1,668,603			1,907,354

			Home Furnishing and Appliances - 1.5%
Software - 3.9%			Ethan Allen Interiors	14,400	576,288
JDA Software Group [a]	22,000	299,640
†Pegasystems [a]	32,800	279,784	Sports and Recreation - 4.0%
Verity [a]	30,000	393,600	Thor Industries	15,000	555,750
			Winnebago Industries	25,000	976,500
		973,024
					1,532,250
Telecommunications - 2.7%
†ADTRAN	35,000	669,900	Other Consumer Products - 1.9%
			RC2 Corporation [a]	22,800	743,280
Total (Cost $5,578,235)		7,439,704
			Total (Cost $4,229,722)		4,759,172
Miscellaneous – 1.9%
Total (Cost $440,834)		475,568	Consumer Services – 9.2%
			Direct Marketing - 2.2%
TOTAL COMMON STOCKS			Nu Skin Enterprises Cl. A	33,900	860,382
(Cost $16,293,631)		23,338,073
			Restaurants and Lodgings - 2.4%
REPURCHASE AGREEMENT – 12.9%			CEC Entertainment [a]	8,600	343,742
State Street Bank & Trust Company,			Ryan’s Restaurant Group [a]	37,400	576,708
1.80% dated 12/31/04, due 1/3/05,
maturity value $3,220,483					920,450
(collateralized by Federal National Mortgage
Association, 2.00% due 1/15/06,			Retail Stores - 4.6%
valued at $3,284,871)			†AnnTaylor Stores [a]	22,000	473,660
(Cost $3,220,000)		3,220,000	†GameStop Corporation Cl. B [a]	26,500	593,865
			†Pier 1 Imports	35,300	695,410
TOTAL INVESTMENTS – 106.6%
(Cost $19,513,631)		26,558,073			1,762,935

LIABILITES LESS CASH			Total (Cost $3,174,047)		3,543,767
AND OTHER ASSETS – (6.6)%		(1,641,109)
			Financial Intermediaries – 9.0%
NET ASSETS – 100.0%		$24,916,964	Insurance - 8.2%
			†Alleghany Corporation [a]	3,400	969,850
			AmerUs Group	12,800	579,840
			Aspen Insurance Holdings	33,700	826,324
			Wesco Financial	2,000	786,000

					3,162,014

			Securities Brokers - 0.8%
			†Greenhill & Co.	11,000	315,700

			Total (Cost $3,291,088)		3,477,714

			Financial Services – 3.5%
			Information and Processing - 2.7%
			eFunds Corporation [a]	43,400	1,042,034

			Investment Management - 0.8%
			†Gabelli Asset Management Cl. A	6,800	329,936

			Total (Cost $1,035,054)		1,371,970

			Health – 5.1%
			Drugs and Biotech - 3.2%
			Endo Pharmaceuticals Holdings [a]	30,900	649,518
			Perrigo Company	34,000	587,180

					1,236,698

44 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Software - 6.0%
Health Services - 1.1%			†ManTech International Cl. A [a]	23,900	$567,386
AMERIGROUP Corporation [a]	5,300	$400,998	Sybase [a]	48,600	969,570
			Transaction Systems Architects Cl. A [a]	40,300	799,955
Medical Products and Devices - 0.8%
†Arrow International	10,300	319,197			2,336,911

Total (Cost $1,684,020)		1,956,893	Telecommunications - 1.4%
			†Foundry Networks [a]	42,100	554,036
Industrial Products – 8.3%
Building Systems and Components - 0.9%			Total (Cost $3,343,179)		3,966,026
Simpson Manufacturing	10,000	349,000
			TOTAL COMMON STOCKS
Construction Materials - 1.2%			(Cost $27,350,742)		31,550,977
Florida Rock Industries	7,500	446,475
			REPURCHASE AGREEMENT – 19.2%
Machinery - 1.6%			State Street Bank & Trust Company,
Lincoln Electric Holdings	17,400	600,996	1.80% dated 12/31/04, due 1/3/05,
			maturity value $7,445,117
Metal Fabrication and Distribution - 3.7%			(collateralized by Federal Home Loan
†IPSCO	19,600	936,880	Mortgage Corp., 3.875% due 2/15/05,
†Schnitzer Steel Industries Cl. A	15,000	508,950	valued at $7,595,901)
			(Cost $7,444,000)		7,444,000
		1,445,830
			TOTAL INVESTMENTS – 100.7%
Other Industrial Products - 0.9%			(Cost $34,794,742)		38,994,977
†HNI Corporation	8,500	365,925
			LIABILITIES LESS CASH
Total (Cost $2,446,667)		3,208,226	AND OTHER ASSETS – (0.7)%		(282,107)

Industrial Services – 1.5%			NET ASSETS – 100.0%		$38,712,870
Commercial Services - 1.5%
FTI Consulting [a]	28,100	592,067

Total (Cost $530,842)		592,067

Natural Resources – 22.4%
Energy Services - 8.3%
Ensign Resource Service Group	52,900	1,103,201
Input/Output [a]	61,100	540,124
Patterson-UTI Energy	29,700	577,665
†Trican Well Service [a]	17,800	983,875

		3,204,865

Oil and Gas - 8.9%
†Bill Barrett [a]	25,000	799,750
Cimarex Energy [a]	29,300	1,110,470
St. Mary Land & Exploration Company	20,800	868,192
Unit Corporation [a]	18,100	691,601

		3,470,013

Precious Metals and Mining - 5.2%
†Agnico-Eagle Mines	35,000	481,250
Glamis Gold [a]	31,200	535,392
Meridian Gold [a]	27,000	512,190
†Silver Standard Resources [a]	39,000	471,432

		2,000,264

Total (Cost $7,616,123)		8,675,142

Technology – 10.2%
IT Services - 1.2%
MAXIMUS [a]	14,200	441,904

Semiconductors and Equipment - 1.6%
Cabot Microelectronics [a]	5,400	216,270
Entegris [a]	41,900	416,905

		633,175

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 45

SCHEDULES OF INVESTMENTS

Royce Value Plus Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 84.9%			Industrial Products – 10.7%
Consumer Products – 5.7%			Building Systems and Components - 3.0%
Apparel and Shoes - 1.5%			†AZZ [a]	50,200	$815,750
†Polo Ralph Lauren Cl. A	73,000	$3,109,800	†Drew Industries [a]	90,100	3,258,917
			†Simpson Manufacturing	65,000	2,268,500
Food/Beverage/Tobacco - 1.0%
CoolBrands International [a]	284,000	2,152,838			6,343,167

Home Furnishing and Appliances - 1.2%			Machinery - 3.1%
†Select Comfort [a]	149,700	2,685,618	†Lincoln Electric Holdings	53,000	1,830,620
			†Pason Systems	115,700	3,558,225
Publishing - 0.6%			†Stewart & Stevenson Services	57,300	1,159,179
Journal Communications Cl. A	70,000	1,264,900
					6,548,024
Other Consumer Products - 1.4%
†Fossil [a]	116,000	2,974,240	Metal Fabrication and Distribution - 3.0%
			†IPSCO	100,000	4,780,000
Total (Cost $12,342,620)		12,187,396	†Schnitzer Steel Industries Cl. A	50,000	1,696,500

Consumer Services – 4.1%
Direct Marketing - 2.0%					6,476,500
Nu Skin Enterprises Cl. A	166,600	4,228,308
			Other Industrial Products - 1.6%
Retail Stores - 2.1%			†Brady Corporation Cl. A	21,000	1,313,970
†Gymboree Corporation [a]	150,000	1,923,000	†Color Kinetics [a]	118,300	2,079,714
†Pier 1 Imports	128,100	2,523,570
					3,393,684
		4,446,570
			Total (Cost $17,374,633)		22,761,375
Total (Cost $7,449,685)		8,674,878
			Industrial Services – 8.2%
Financial Intermediaries – 1.3%			Commercial Services - 4.3%
Insurance - 1.3%			Copart [a]	56,000	1,473,920
†AmerUs Group	60,000	2,718,000	†Digital Theater Systems [a]	121,000	2,435,730
			Exponent [a]	92,900	2,553,821
Total (Cost $2,662,488)		2,718,000	†LECG Corporation [a]	140,000	2,611,000

Financial Services – 2.3%					9,074,471
Information and Processing - 2.3%
eFunds Corporation [a]	202,000	4,850,020	Engineering and Construction - 2.5%
			Dycom Industries [a]	99,500	3,036,740
Total (Cost $3,597,644)		4,850,020	Insituform Technologies Cl. A [a]	102,000	2,312,340

Health – 16.0%					5,349,080
Commercial Services - 1.8%
†Dendrite International [a]	95,000	1,843,000	Food and Tobacco Processors - 0.8%
†ICON ADR [a]	51,500	1,990,475	Omega Protein [a]	194,100	1,669,260

		3,833,475	Industrial Distribution - 0.6%
			†Ritchie Bros. Auctioneers	37,500	1,239,750
Drugs and Biotech - 8.0%
Endo Pharmaceuticals Holdings [a]	144,300	3,033,186	Total (Cost $14,722,980)		17,332,561
Lexicon Genetics [a]	192,500	1,492,838
†Myriad Genetics [a]	85,000	1,913,350	Natural Resources – 17.0%
†Orchid BioSciences [a]	189,900	2,183,850	Energy Services - 6.6%
Perrigo Company	224,400	3,875,388	Ensign Resource Service Group	220,500	4,598,408
QLT [a]	192,000	3,087,360	Input/Output [a]	339,100	2,997,644
Zila [a]	335,100	1,434,228	Tesco Corporation [a]	145,300	1,583,770
			†Trican Well Service [a]	88,300	4,880,683
		17,020,200
					14,060,505

Medical Products and Devices - 6.2%			Oil and Gas - 2.0%
Arrow International	90,000	2,789,100	†Bill Barrett [a]	80,000	2,559,200
†Caliper Life Sciences [a]	285,100	2,146,803	†Holly Corporation	63,000	1,755,810
Possis Medical [a]	263,800	3,556,024
†Schein (Henry) [a]	40,000	2,785,600			4,315,010
Thoratec Corporation [a]	174,800	1,821,416
			Precious Metals and Mining - 8.4%
		13,098,943	Glamis Gold [a]	197,000	3,380,520
			†Goldcorp	157,000	2,361,280
Total (Cost $29,760,554)		33,952,618	Hecla Mining Company [a]	595,000	3,468,850
			Meridian Gold [a]	144,900	2,748,753
			Northern Orion Resources [a]	330,000	960,300
			†NovaGold Resources [a]	337,700	2,617,175
			†Silver Standard Resources [a]	180,000	2,175,840

					17,712,718

			Total (Cost $28,746,521)		36,088,233

46 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

Royce Technology Value Fund

	SHARES	VALUE		SHARES	VALUE
Technology – 15.3%			COMMON STOCKS – 94.9%
Components and Systems - 3.8%			Advertising and Publishing - 6.6%
†Lowrance Electronics	92,000	$2,897,908	infoUSA [a]	90,000	$1,007,100
†Metrologic Instruments [a]	107,000	2,273,750	ValueClick [a]	110,000	1,466,300
TTM Technologies [a]	240,000	2,832,000
			Total (Cost $1,592,510)		2,473,400
		8,003,658
			Commercial Services - 2.8%
Internet Software and Services - 1.9%			†Hollywood Media [a]	80,000	388,000
CryptoLogic	64,500	1,609,275	†TriZetto Group (The) [a]	70,000	665,000
RealNetworks [a]	160,500	1,062,510
†Vastera [a]	484,400	1,273,972	Total (Cost $766,885)		1,053,000

		3,945,757	Components and Systems - 3.7%
			†Microvision [a]	40,000	280,000
Semiconductors and Equipment - 3.3%			†Power-One [a]	50,000	446,000
†Cabot Microelectronics [a]	46,000	1,842,300	†On Track Innovations [a]	50,000	667,000
DSP Group [a]	68,000	1,518,440
Exar Corporation [a]	65,000	922,350	Total (Cost $1,280,423)		1,393,000
†OmniVision Technologies [a]	151,200	2,774,520
			Health Services - 5.0%
		7,057,610	Eclipsys Corporation [a]	50,000	1,021,500
			Neoforma [a]	114,000	876,660
Software - 4.9%
†Intervideo [a]	171,200	2,264,976	Total (Cost $2,046,491)		1,898,160
†iPass [a]	318,800	2,359,120
†ManTech International Cl. A [a]	119,400	2,834,556
Transaction Systems Architects Cl. A [a]	150,000	2,977,500	Information and Processing - 1.1%
			†SS&C Technologies	20,000	413,000
		10,436,152
			Total (Cost $418,699)		413,000
Telecommunications - 1.4%
†Foundry Networks [a]	221,000	2,908,360	Internet Software and Services - 26.0%
			CyberSource Corporation [a]	200,100	1,430,715
Total (Cost $28,336,498)		32,351,537	Dynabazaar [a]	150,000	52,500
			†eCOST.com [a]	25,000	399,250
Miscellaneous – 4.3%			FindWhat.com [a]	30,000	531,900
Total (Cost $8,554,747)		9,104,056	†Internet Capital Group [a]	120,000	1,080,000
			Jacada [a]	430,100	1,002,133
TOTAL COMMON STOCKS			NIC [a]	100,000	508,000
(Cost $153,548,370)		180,020,674	Openwave Systems [a]	30,000	463,800
			Register.com [a]	93,800	595,630
REPURCHASE AGREEMENT – 12.4%			S1 Corporation [a]	135,000	1,223,100
State Street Bank & Trust Company,			Stellent [a]	50,000	441,000
1.80% dated 12/31/04, due 1/3/05,			†SupportSoft [a]	100,000	666,000
maturity value $26,181,927			†24/7 Real Media [a]	100,000	433,000
(collateralized by Federal Home Loan			†webMethods [a]	50,000	360,500
Mortgage Corp., 3.875% due 2/15/05,			†WebMD Corporation [a]	70,000	571,200
valued at $26,705,053)
(Cost $26,178,000)		26,178,000	Total (Cost $7,300,451)		9,758,728

TOTAL INVESTMENTS – 97.3%			IT Services - 2.2%
(Cost $179,726,370)		206,198,674	†Rainmaker Systems [a]	400,000	496,000
CASH AND OTHER ASSETS
LESS LIABILITIES – 2.7%		5,781,926	Tyler Technologies [a]	40,000	334,400

NET ASSETS – 100.0%		$211,980,600	Total (Cost $1,261,991)		830,400

			Other Consumer Services - 2.2%
			†Autobytel [a]	140,000	845,600

			Total (Cost $1,233,180)		845,600

			Other Financial Intermediaries - 1.7%
			Electronic Clearing House [a]	70,000	628,600

			Total (Cost $571,744)		628,600

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 47

SCHEDULES OF INVESTMENTS

Royce Technology Value Fund (continued)	Royce 100 Fund

	SHARES	VALUE		SHARES	VALUE
Semiconductors and Equipment - 2.6%			COMMON STOCKS – 85.0%
Intevac [a]	80,000	$604,800
Ultratech [a]	20,000	377,000	Consumer Products – 3.7%
			Apparel and Shoes - 0.8%
Total (Cost $813,297)		981,800	†K-Swiss Cl. A	2,400	$69,888

Software - 26.3%			Home Furnishing and Appliances - 0.5%
Ascential Software [a]	40,000	652,400	†Natuzzi ADR [b]	3,700	40,145
†Aspen Technology [a]	75,000	465,750
†BindView Development [a]	100,000	435,000	Sports and Recreation - 1.4%
†Embarcadero Technologies [a]	60,000	564,600	†Thor Industries	1,500	55,575
Indus International [a]	350,000	748,650	†Winnebago Industries	1,700	66,402
†Informatica Corporation [a]	40,000	324,800
†iPass [a]	90,000	666,000			121,977
†Mobius Management Systems [a]	117,400	851,620
†Open Text [a]	40,000	802,000	Other Consumer Products - 1.0%
Pegasystems [a]	70,000	597,100	†Fossil [a]	3,500	89,740
SCO Group (The) [a]	382,500	1,621,800
†Transaction Systems Architects Cl. A [a]	25,000	496,250	Total (Cost $284,979)		321,750
†Ultimate Software Group [a]	60,000	760,800
Verity [a]	70,000	918,400	Consumer Services – 10.0%
			Direct Marketing - 1.2%
Total (Cost $12,121,881)		9,905,170	†Nu Skin Enterprises Cl. A	4,300	109,134

Telecommunications - 11.2%			Restaurants and Lodgings - 1.2%
Arris Group [a]	160,000	1,126,400	CBRL Group	2,600	108,810
Broadwing Corporation [a]	25,000	227,750
†iBasis [a]	100,000	246,000	Retail Stores - 6.6%
Net2Phone [a]	40,000	136,000	†Big Lots [a]	3,200	38,816
PC-Tel [a]	80,000	634,400	Borders Group	500	12,700
Scientific-Atlanta	30,000	990,300	Buckle (The)	2,500	73,750
†UCN [a]	141,500	431,575	†Claire’s Stores	3,200	68,000
†Westell Technologies Cl. A [a]	60,000	408,000	Deb Shops	500	12,520
			Dress Barn (The) [a]	6,300	110,880
Total (Cost $4,427,332)		4,200,425	†GameStop Corporation Cl. B [a]	3,000	67,230
			†Gymboree Corporation [a]	6,600	84,612
Miscellaneous - 3.5%			†Pier 1 Imports	5,300	104,410
Total (Cost $1,312,481)		1,315,950
					572,918
TOTAL COMMON STOCKS
(Cost $35,147,365)		35,697,233	Other Consumer Services - 1.0%
			†MoneyGram International	4,100	86,674
REPURCHASE AGREEMENT – 5.9%
State Street Bank & Trust Company,			Total (Cost $761,109)		877,536
1.80% dated 12/31/04, due 1/3/05,
maturity value $2,211,332			Financial Intermediaries – 3.3%
(collateralized by Federal National Mortgage			Insurance - 2.2%
Association, 2.00% due 1/15/06,			†AmerUs Group	2,300	104,190
valued at $2,256,477)			Baldwin & Lyons Cl. B	2,000	53,580
(Cost $2,211,000)		2,211,000	Erie Indemnity Company Cl. A	700	36,799

TOTAL INVESTMENTS – 100.8%					194,569
(Cost $37,358,365)		37,908,233
LIABILITIES LESS CASH			Securities Brokers - 1.1%
AND OTHER ASSETS – (0.8)%		(306,614)	†E*TRADE Financial [a]	6,100	91,195

NET ASSETS – 100.0%		$37,601,619	Total (Cost $255,633)		285,764

			Financial Services – 8.8%
			Information and Processing - 3.8%
			eFunds Corporation [a]	6,300	151,263
			†Fair Isaac	2,900	106,372
			SEI Investments	1,800	75,474

					333,109

			Insurance Brokers - 1.4%
			Gallagher (Arthur J.) & Company	1,900	61,750
			Hilb Rogal & Hobbs Company	1,700	61,608

					123,358

48 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	SHARES	VALUE		SHARES	VALUE
Financial Services (continued)			Industrial Services – 9.3%
Investment Management - 3.6%			Commercial Services - 6.8%
Federated Investors Cl. B	4,300	$130,720	Copart [a]	4,500	$118,440
Gabelli Asset Management Cl. A	1,900	92,188	†Digital Theater Systems [a]	4,800	96,624
Nuveen Investments Cl. A	2,400	94,728	†Hewitt Associates Cl. A [a]	1,600	51,216
			Kelly Services Cl. A	2,400	72,432
		317,636	†LECG Corporation [a]	5,100	95,115
			MPS Group [a]	5,200	63,752
Total (Cost $611,023)		774,103	†Viad Corporation	3,500	99,715

Health – 8.8%					597,294
Commercial Services - 1.3%
†ICON ADR [a,b]	2,900	112,085	Industrial Distribution – 1.1%
			Ritchie Bros. Auctioneers	2,800	92,568
Drugs and Biotech - 2.6%
Endo Pharmaceuticals Holdings [a]	5,100	107,202	Printing – 0.9%
Perrigo Company	7,000	120,890	Courier Corporation	1,550	80,476

		228,092	Transportation and Logistics – 0.5%
			Alexander & Baldwin	1,100	46,662
Health Services - 0.7%
†On Assignment [a]	11,700	60,723	Total (Cost $682,753)		817,000

Medical Products and Devices - 4.2%			Natural Resources – 8.4%
Arrow International	4,100	127,059	Energy Services - 4.1%
Diagnostic Products	200	11,010	†Ensign Resource Service Group	6,500	135,554
†Invacare Corporation	1,400	64,764	†Input/Output [a]	9,200	81,328
†Possis Medical [a]	7,000	94,360	Lufkin Industries	400	15,963
†Viasys Healthcare [a]	3,800	72,200	†Trican Well Service [a]	2,200	121,602

		369,393			354,447

Total (Cost $704,845)		770,293	Oil and Gas - 4.3%
			†Bill Barrett [a]	3,700	118,363
Industrial Products – 15.4%			Cimarex Energy [a]	2,500	94,750
Automotive - 3.7%			Diamond Offshore Drilling	2,000	80,100
†Adesa	5,300	112,466	†Holly Corporation	3,000	83,610
†Bandag Cl. A	2,600	120,458
†Gentex Corporation	2,400	88,848			376,823

		321,772	Total (Cost $536,681)		731,270

Building Systems and Components - 1.2%			Technology – 13.1%
†Drew Industries [a]	3,000	108,510	Components and Systems - 2.8%
			American Power Conversion	3,200	68,480
Machinery - 5.3%			Symbol Technologies	1,100	19,030
†Briggs & Stratton	3,200	133,056	†Technitrol [a]	5,100	92,820
Graco	400	14,940	†Vishay Intertechnology [a]	4,100	61,582
†Pason Systems	3,800	116,865
Stewart & Stevenson Services	4,700	95,081			241,912
†Woodward Governor Company	1,400	100,254
			IT Services - 2.6%
		460,196	Gartner Cl. A [a]	9,100	113,386
			Keane [a]	2,900	42,630
Metal Fabrication and Distribution - 1.7%			Perot Systems Cl. A [a]	4,400	70,532
†Kaydon Corporation	1,300	42,926
†IPSCO	2,300	109,940			226,548

		152,866	Semiconductors and Equipment - 2.9%
			Cognex Corporation	4,500	125,550
Specialty Chemicals and Materials - 1.2%			Exar Corporation [a]	9,000	127,710
Balchem Corporation	500	17,345
Cabot Corporation	400	15,472			253,260
†MacDermid	1,900	68,590
			Software - 3.8%
		101,407	†ManTech International Cl. A [a]	4,400	104,456
			†Pegasystems [a]	11,200	95,536
Other Industrial Products - 2.3%			†Sybase [a]	5,000	99,750
Brady Corporation Cl. A	1,800	112,626	Transaction Systems Architects Cl. A [a]	1,800	35,730
HNI Corporation	1,200	51,660
†Kimball International Cl. B	2,400	35,544			335,472

		199,830	Telecommunications - 1.0%
			†Scientific-Atlanta	2,700	89,127
Total (Cost $1,081,481)		1,344,581
			Total (Cost $1,010,226)		1,146,319

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 49

SCHEDULES OF INVESTMENTS

Royce 100 Fund (continued)	Royce Discovery Fund

	VALUE		SHARES	VALUE
Miscellaneous – 4.2%		COMMON STOCKS – 92.6%
Total (Cost $300,450)	$364,584
		Consumer Products – 3.4%
TOTAL COMMON STOCKS		Apparel and Shoes - 1.8%
(Cost $6,229,180)	7,433,200	†Cutter & Buck	1,900	$27,683
		†Saucony Cl. B	1,100	29,909
REPURCHASE AGREEMENT – 14.9%
State Street Bank & Trust Company,				57,592
1.80% dated 12/31/04, due 1/3/05,
maturity value $1,307,196		Home Furnishing and Appliances - 1.6%
(collateralized by Federal		MITY Enterprises [a]	400	6,016
National Mortgage Association,		National Presto Industries	500	22,750
2.00% due 1/15/06, valued at $1,337,911)		†Stanley Furniture Company	500	22,475
(Cost $1,307,000)	1,307,000
				51,241
TOTAL INVESTMENTS – 99.9%
(Cost $7,536,180)	8,740,200	Total (Cost $92,690)		108,833
CASH AND OTHER ASSETS
LESS LIABILITIES – 0.1%	8,125	Consumer Services – 7.9%
		Direct Marketing - 0.6%
NET ASSETS – 100.0%	$8,748,325	Sportsman’s Guide (The) [a]	800	18,000

		Leisure and Entertainment - 0.9%
		†Steiner Leisure [a]	1,000	29,880

		Restaurants and Lodgings - 0.8%
		†Checkers Drive-In Restaurants [a]	2,000	26,800

		Retail Stores - 2.9%
		Duckwall-ALCO Stores [a]	1,100	19,412
		†Goody’s Family Clothing	2,400	21,936
		†Party City [a]	1,800	23,274
		Trans World Entertainment [a]	2,200	27,434

				92,056

		Other Consumer Services - 2.7%
		†ACE Cash Express [a]	800	23,728
		†Ambassadors Group	100	3,561
		†EZCORP Cl. A [a]	2,200	33,902
		†Greg Manning Auctions [a]	2,200	27,236

				88,427

		Total (Cost $215,764)		255,163

		Financial Intermediaries – 10.8%
		Banking - 4.1%
		†Capital Crossing Bank [a]	800	24,552
		†HMN Financial	602	19,324
		†Intervest Bancshares [a]	900	17,765
		†LSB Corporation	485	8,982
		MFC Bancorp [a]	1,000	20,000
		†New Hampshire Thrift Bancshares	502	16,415
		†Penns Woods Bancorp	304	14,641
		†Provident Financial Holdings	311	8,972

				130,651

		Insurance - 5.2%
		†American Independence [a]	1,200	17,532
		Capital Title Group	2,350	13,324
		Ceres Group [a]	3,600	18,576
		FPIC Insurance Group [a]	800	28,304
		†Meadowbrook Insurance Group [a]	4,100	20,459
		†PXRE Group	700	17,647
		†Safety Insurance Group	900	28,035
		21st Century Holding Company	1,700	24,820

				168,697

50 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	SHARES	VALUE		SHARES	VALUE
Financial Intermediaries (continued)			Industrial Products – 11.7%
Securities Brokers - 0.8%			Building Systems and Components - 0.5%
†Stifel Financial [a]	1,266	$26,523	Drew Industries [a]	500	$18,085

Other Financial Intermediaries - 0.7%
†Harrington West Financial Group	1,200	21,990	Construction Materials - 0.1%
			†U.S. Concrete [a]	145	1,112
Total (Cost $303,903)		347,861
			Industrial Components - 1.4%
Financial Services – 3.2%			Axsys Technologies [a]	1,360	23,909
Information and Processing - 0.7%			†Bel Fuse Cl. B	600	20,274
SS&C Technologies	1,100	22,715
					44,183
Other Financial Services - 2.5%
†Encore Capital Group [a]	1,300	30,914	Machinery - 2.7%
†FirstCity Financial [a]	2,300	23,184	†GSI Lumonics [a]	2,100	24,108
†World Acceptance [a]	900	24,759	†LeCroy Corporation [a]	1,200	28,008
			†MTS Systems	1,000	33,810
		78,857
					85,926
Total (Cost $74,899)		101,572
			Metal Fabrication and Distribution - 4.9%
Health – 21.2%			†Encore Wire [a]	1,550	20,661
Drugs and Biotech - 3.6%			†Metal Management	1,000	26,870
Able Laboratories [a]	1,300	29,575	†Metals USA [a]	1,300	24,115
Bradley Pharmaceuticals [a]	1,200	23,280	†NS Group [a]	1,100	30,580
†Draxis Health [a]	900	4,464	†Novamerican Steel [a]	100	5,615
†Embrex [a]	1,800	23,850	†Olympic Steel [a]	1,100	29,161
SFBC International [a]	900	35,550	†Roanoke Electric Steel	1,020	21,084

		116,719			158,086

Health Services - 3.4%			Specialty Chemicals and Materials - 1.4%
MIM Corporation [a]	4,000	25,400	†Aceto	1,400	26,656
†Metropolitan Health Networks [a]	13,000	36,790	†Octel Corporation	900	18,729
†National Home Health Care	800	10,480
PainCare Holdings [a]	9,900	30,195			45,385
†RehabCare Group [a]	200	5,598
			Textiles - 0.6%
		108,463	†Hallwood Group [a]	200	21,300

Medical Products and Devices - 13.5%			Other Industrial Products - 0.1%
†AngioDynamics [a]	942	20,865	†Oil-Dri Corporation of America	200	3,642
†Anika Therapeutics [a]	1,800	16,470
Candela Corporation [a]	2,400	27,264	Total (Cost $300,642)		377,719
dj Orthopedics [a]	200	4,284
†E-Z-EM	1,100	16,060	Industrial Services – 8.4%
†Escalon Medical [a]	1,400	12,082	Commercial Services - 3.2%
†Exactech [a]	1,200	21,948	†Barrett Business Services [a]	911	12,554
†HealthTronics [a]	3,200	34,016	Exponent [a]	700	19,243
†Hologic [a]	1,100	30,217	†Innodata Isogen [a]	3,700	36,408
†Kensey Nash [a]	800	27,624	†Portfolio Recovery Associates [a]	700	28,854
†Medical Action Industries [a]	1,400	27,580	RCM Technologies [a]	1,250	6,289
†Meridian Bioscience	1,700	29,563
†Microtek Medical Holdings [a]	6,300	25,578			103,348
†Molecular Devices [a]	1,100	22,110
†Possis Medical [a]	1,400	18,872	Engineering and Construction - 0.9%
†Quinton Cardiology Systems [a]	2,200	23,232	†Baker (Michael) [a]	1,400	27,440
Schick Technologies [a]	1,600	25,200
†SurModics [a]	900	29,259	Food and Tobacco Processors - 0.7%
†Zoll Medical [a]	600	20,640	M&F Worldwide [a]	1,700	23,154

		432,864	Printing - 1.4%
			†CSS Industries	600	19,056
Personal Care - 0.7%			Courier Corporation	500	25,960
CCA Industries	2,040	23,338
					45,016
Total (Cost $592,666)		681,384
			Transportation and Logistics - 2.2%
			†Cronos Group (The)	2,000	20,638
			MAIR Holdings [a]	2,800	25,760
			Vitran Corporation Cl. A [a]	1,400	23,940

					70,338

			Total (Cost $216,015)		269,296

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 51

SCHEDULES OF INVESTMENTS

Royce Discovery Fund (continued)

	SHARES	VALUE		VALUE
Natural Resources – 1.0%			Miscellaneous – 4.8%
Oil and Gas - 1.0%			Total (Cost $154,905)	$155,913
†Royale Energy [a]	2,100	$15,099
†VAALCO Energy [a]	4,700	18,236	TOTAL COMMON STOCKS
			(Cost $2,566,259)	2,980,702
Total (Cost $43,904)		33,335
			REPURCHASE AGREEMENT – 7.3%
Technology – 20.2%			State Street Bank & Trust Company,
Aerospace and Defense - 3.3%			1.80% dated 12/31/04, due 1/3/05,
†Allied Defense Group (The) [a]	400	8,900	maturity value $236,035
†Ducommun [a]	1,000	20,850	(collateralized by Federal National
†Herley Industries [a]	1,300	26,442	Mortgage Association, 1.50% due 8/15/05,
†Integral Systems	1,200	23,340	valued at $244,398)
†MTC Technologies [a]	800	26,856	(Cost $236,000)	236,000

		106,388	TOTAL INVESTMENTS – 99.9%
			(Cost $2,802,259)	3,216,702
Components and Systems - 3.5%			CASH AND OTHER ASSETS
†Excel Technology [a]	1,000	26,000	LESS LIABILITIES – 0.1%	421
Hypercom Corporation [a]	700	4,144
†Komag [a]	1,400	26,292	NET ASSETS – 100.0%	$3,217,123
†Lowrance Electronics	800	25,199
†Methode Electronics	1,900	24,415
Perceptron [a]	1,000	7,300

		113,350

Internet Software and Services - 3.0%
CryptoLogic	1,200	29,940
Imergent [a]	2,050	31,058
†Inforte Corporation [a]	2,800	22,064
Internet Gold-Golden Lines [a]	2,500	13,697

		96,759

IT Services - 0.9%
†SI International [a]	900	27,684

Semiconductors and Equipment - 2.0%
Catalyst Semiconductor [a]	2,800	15,400
Diodes [a]	1,000	22,630
†ICOS Vision Systems N.V. [a]	900	25,425

		63,455

Software - 3.5%
†Intervideo [a]	1,700	22,491
†Par Technology [a]	2,100	23,772
Pervasive Software [a]	2,600	12,610
TALX Corporation	1,100	28,369
†Verity [a]	2,000	26,240

		113,482

Telecommunications - 4.0%
†Boston Communications Group [a]	2,800	25,872
†Captaris [a]	5,500	28,380
Comtech Telecommunications [a]	100	3,761
†NETGEAR [a]	1,800	32,742
†PC-Tel [a]	2,500	19,825
†Radyne ComStream [a]	2,400	17,928

		128,508

Total (Cost $570,871)		649,626

52 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

Royce Financial Services Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 88.6%			†Fair Isaac	1,500	$55,020
			†Friedman, Billings, Ramsey Group Cl. A	300	5,817
Consumer Services – 1.5%			†Interactive Data [a]	500	10,870
Other Consumer Services-1.5%			†SEI Investments	800	33,544
†MoneyGram International	1,000	$21,140
					115,491
Total (Cost $19,367)		21,140
			Insurance Brokers - 5.0%
Diversified Investment Companies – 0.6%			†Brown & Brown	1,000	43,550
Closed-End Mutual Funds - 0.6%			†Gallagher (Arthur J.) & Company	300	9,750
†Central Fund of Canada Cl. A	1,700	9,299	†Hilb Rogal & Hobbs Company	500	18,120

Total (Cost $10,707)		9,299			71,420

Financial Intermediaries – 46.2%			Investment Management - 20.2%
Banking - 24.2%			†Alliance Capital Management Holding L.P.	600	25,200
†Abigail Adams National Bancorp	1,100	21,241	†Apollo Investment	1,504	22,710
†Bancorp Rhode Island	500	19,750	†Epoch Holding [a]	11,700	57,330
†Bank of Hawaii	200	10,148	†Federated Investors Cl. B	1,400	42,560
†Bank of NT Butterfield	1,000	40,500	†International Assets Holding [a]	1,000	7,570
†Center Bancorp	900	11,799	†MCG Capital	1,000	17,130
†Central Pacific Financial	1,000	36,170	†MVC Capital	1,500	13,620
†HopFed Bancorp	600	10,260	†Nuveen Investments Cl. A	1,700	67,099
†International Bancshares	500	19,690	†T. Rowe Price Group	200	12,440
†MAF Bancorp	700	31,374	†U.S. Global Investors Cl. A [a]	5,000	20,500
†Mercantile Bankshares	200	10,440
†Partners Trust Financial Group	1,000	11,650			286,159
†Peapack-Gladstone Financial	1,210	38,175
†Provident Financial Services	600	11,622	Other Financial Services - 2.6%
†Severn Bancorp	800	19,280	†CharterMac	500	12,220
†Susquehanna Bancshares	400	9,980	†Municipal Mortgage & Equity	400	10,884
†Timberland Bancorp	500	11,425	†World Acceptance [a]	500	13,755
†Umpqua Holdings	400	10,084
†Whitney Holding	200	8,998			36,859
†Wilmington Trust	300	10,845
			Total (Cost $424,140)		509,929
		343,431
			Industrial Services – 2.4%
Insurance - 16.3%			Commercial Services - 2.4%
†Alleghany Corporation [a]	100	28,525	†Viad Corporation	250	7,123
†American National Insurance	200	20,832	†Watson Wyatt & Company Holdings	1,000	26,950
†Argonaut Group [a]	800	16,904
†Aspen Insurance Holdings	1,400	34,328	Total (Cost $29,565)		34,073
†Baldwin & Lyons Cl. B	1,500	40,185
†Erie Indemnity Company Cl. A	200	10,514	Miscellaneous – 1.9%
†Infinity Property & Casualty	700	24,640	Total (Cost $24,399)		26,321
†Montpelier Re Holdings	300	11,535
†RLI	300	12,471	TOTAL COMMON STOCKS
†Transatlantic Holdings	500	30,915	(Cost $1,106,407)		1,256,527

		230,849	REPURCHASE AGREEMENT – 14.4%
			State Street Bank & Trust Company,
Real Estate Investment Trusts - 0.7%			1.80% dated 12/31/04, due 1/3/05,
†Gladstone Commercial	600	10,260	maturity value $204,031
			(collateralized by Federal National Mortgage
Securities Brokers - 5.0%			Association, 6.00% due 5/15/08,
†E*TRADE Financial [a]	1,600	23,920	valued at $211,059)
†First Albany	1,000	9,700	(Cost $204,000)		204,000
†Greenhill & Co.	1,000	28,700
†Sanders Morris Harris Group	500	8,905	TOTAL INVESTMENTS – 103.0%
			(Cost $1,310,407)		1,460,527
		71,225
			LIABILITIES LESS CASH AND OTHER ASSETS – (3.0)%		(42,691)
Total (Cost $598,229)		655,765
			NET ASSETS – 100.0%		$1,417,836
Financial Services – 36.0%
Information and Processing - 8.2%
†Advent Software [a]	500	10,240

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 53

SCHEDULES OF INVESTMENTS

Royce Dividend Value Fund

	SHARES	VALUE		SHARES	VALUE
COMMON STOCKS – 81.2%			†MVC Capital	1,500	$13,620
			†Nuveen Investments Cl. A	1,000	39,470
Consumer Products – 6.0%
Apparel and Shoes - 2.5%					155,225
†K-Swiss Cl. A	700	$20,384
†Polo Ralph Lauren Cl. A	500	21,300	Total (Cost $287,609)		336,963

		41,684	Health – 2.2%
			Medical Products and Devices - 2.2%
Home Furnishing and Appliances - 3.5%			†Applera Corporation- Applied
†Ethan Allen Interiors	400	16,008	Biosystems Group	800	16,728
†Furniture Brands International	800	20,040	†Arrow International	600	18,594
†Natuzzi ADR [b]	2,000	21,700
			Total (Cost $32,864)		35,322
		57,748
			Industrial Products – 13.3%
Total (Cost $84,294)		99,432	Automotive - 1.1%
			†Adesa	900	19,098
Consumer Services – 5.0%
Leisure and Entertainment - 1.0%			Machinery - 5.8%
†Regal Entertainment Group Cl. A	800	16,600	†Briggs & Stratton	300	12,474
			†Lincoln Electric Holdings	600	20,724
Restaurants and Lodgings - 0.7%			†Nordson Corporation	800	32,056
†CBRL Group	300	12,555	†Stewart & Stevenson Services	1,500	30,345

Retail Stores - 2.0%					95,599
†Claire’s Stores	800	17,000
†Pier 1 Imports	800	15,760	Pumps, Valves and Bearings - 0.8%
			†Franklin Electric	300	12,678
		32,760
			Specialty Chemicals and Materials - 3.6%
Other Consumer Services - 1.3%			†Balchem Corporation	500	17,345
†MoneyGram International	1,000	21,140	†MacDermid	500	18,050
			†Quaker Chemical	1,000	24,840
Total (Cost $73,635)		83,055
					60,235
Financial Intermediaries – 8.3%
Banking - 3.4%			Other Industrial Products - 2.0%
†Arrow Financial	500	15,500	†Quixote Corporation	1,000	20,330
†Fauquier Bankshares	600	15,150	†Smith (A.O.) Corporation	400	11,976
†Peapack-Gladstone Financial	800	25,240
					32,306
		55,890
			Total (Cost $193,649)		219,916
Insurance - 4.2%
†Alleghany Corporation [a]	100	28,525	Industrial Services – 4.8%
†Erie Indemnity Company Cl. A	200	10,514	Commercial Services - 2.1%
†Transatlantic Holdings	500	30,915	†ALLETE	333	12,238
			†Kelly Services Cl. A	500	15,090
		69,954	†Viad Corporation	250	7,123

Securities Brokers - 0.7%					34,451
†Friedman, Billings, Ramsey Group Cl. A	600	11,634
			Transportation and Logistics - 1.6%
Total (Cost $127,783)		137,478	†Alexander & Baldwin	600	25,452

Financial Services – 20.4%			Other Industrial Services - 1.1%
Information and Processing - 3.7%			†Landauer	400	18,280
†Fair Isaac	1,000	36,680
†SEI Investments	600	25,158	Total (Cost $70,361)		78,183

		61,838	Natural Resources – 1.0%
			Energy Services - 1.0%
Insurance Brokers - 7.3%			†Helmerich & Payne	500	17,020
†Aon Corporation	1,000	23,860
†Brown & Brown	1,000	43,550	Total (Cost $15,470)		17,020
†Gallagher (Arthur J.) & Company	500	16,250
†Hilb Rogal & Hobbs Company	1,000	36,240	Technology – 13.8%
			Components and Systems - 10.1%
		119,900	†AVX Corporation	2,000	25,200
			†American Power Conversion	1,500	32,100
Investment Management - 9.4%			†Dionex Corporation [a]	500	28,335
†Apollo Investment	1,003	15,145	†KEMET Corporation [a]	1,800	16,110
†Federated Investors Cl. B	1,500	45,600
†Gabelli Asset Management Cl. A	500	24,260
†MCG Capital	1,000	17,130

54 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	SHARES	VALUE
Technology (continued)
Components and Systems (continued)
†Lowrance Electronics	1,500	$47,248
†Technitrol [a]	1,000	18,200

		167,193

Semiconductors and Equipment - 1.7%
†Cognex Corporation	1,000	27,900

Telecommunications - 2.0%
†Scientific-Atlanta	1,000	33,010

Total (Cost $194,051)		228,103

Utilities – 2.0%
†Aqua America	1,300	31,967

Total (Cost $28,287)		31,967

Miscellaneous – 4.4%
Total (Cost $68,129)		73,283

TOTAL COMMON STOCKS
(Cost $1,176,132)		1,340,722

PREFERRED STOCKS – 2.7%
†Central Parking Finance Trust	1,000	18,750
†First Union Real Estate Equity &
Mortgage Investments Cl. A	1,000	25,480

TOTAL PREFERRED STOCKS
(Cost $44,083)		44,230

REPURCHASE AGREEMENT – 23.4%
State Street Bank & Trust Company,
1.80% dated 12/31/04, due 1/3/05,
maturity value $386,058
(collateralized by Federal National
Mortgage Association, 3.00% due 8/15/07,
valued at $394,992)
(Cost $386,000)		386,000

TOTAL INVESTMENTS – 107.3%
(Cost $1,606,215)		1,770,952
LIABILITIES LESS CASH
AND OTHER ASSETS – (7.3)%		(120,533)

NET ASSETS – 100.0%		$1,650,419

[a]	Non-income producing.

[b]	American Depository Receipt.

[c]
At December 31, 2004, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.

[d]	A portion of these securities were on loan at December 31, 2004.

†	New additions in 2004 (unaudited).

Bold indicates a Fund’s largest 20 equity holdings in terms of December 31, 2004 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 55

STATEMENTS OF ASSETS AND LIABILITIES

	Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Premier Fund	Royce Low-Priced Stock Fund

ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliates	$1,770,682,380	$603,502,772	$2,203,847,713	$3,076,603,016
Affiliated Companies	130,095,124	18,366,378	511,574,377	1,286,640,185
Repurchase agreements (at cost and value)	197,702,000	62,158,000	465,343,000	569,352,000
Cash	4,375	258	905	–
Receivable for investments sold	5,605,707	270,476	–	7,781,366
Receivable for capital shares sold	7,346,274	3,187,539	17,099,972	10,712,778
Receivable for dividends and interest	799,409	258,186	1,190,082	939,501
Prepaid expenses and other assets	28,430	11,442	41,047	69,704

Total Assets	2,112,263,699	687,755,051	3,199,097,096	4,952,098,550

LIABILITIES:
Payable for collateral on loaned securities	111,140,864	26,666,096	10,360,793	159,189,343
Payable for investments purchased	519,301	423,853	5,535,761	8,875,584
Payable for capital shares redeemed	2,495,759	9,654,338	3,553,611	8,761,096
Payable for investment advisory fees	1,246,400	701,778	2,554,391	4,665,181
Payable to custodian for cash overdrawn	–	–	–	27,429
Accrued expenses	413,930	159,854	683,535	1,162,584

Total Liabilities	115,816,254	37,605,919	22,688,091	182,681,217

Net Assets	$1,996,447,445	$650,149,132	$3,176,409,005	$4,769,417,333

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,412,334,285	$487,178,878	$2,312,908,178	$3,879,376,144
Undistributed net investment income (loss)	(3,683,304)	(3,171,728)	–	(16,429,835)
Accumulated net realized gain (loss) on investments	16,565,227	12,454,368	(2,958,934)	29,896,611
Net unrealized appreciation (depreciation) on investments	571,231,237	153,687,614	866,459,761	876,574,413

Net Assets	$1,996,447,445	$650,149,132	$3,176,409,005	$4,769,417,333

Investment Class	$1,243,059,351	$473,248,085	$2,975,348,403	$4,769,417,333
Consultant Class	$753,388,094	$169,812,833	$26,804,534
Institutional Class		$5,935,731	$104,496,882
Financial Intermediary Class		$1,152,483	$69,759,186

SHARES OUTSTANDING:
(unlimited number of S$.001 par value
shares authorized for each Fund)
Investment Class	122,573,813	30,119,161	196,748,605	311,132,081
Consultant Class	77,130,859	11,381,779	1,810,802
Institutional Class		376,964	6,899,058
Financial Intermediary Class		73,517	4,627,749

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$10.14	$15.71	$15.12	$15.33
Consultant Class (1)	$9.77	$14.92	$14.80
Institutional Class (2)		$15.75	$15.15
Financial Intermediary Class (2)		$15.68	$15.07

* Investments at identified cost	$1,329,546,267	$468,181,536	$1,848,962,329	$3,486,668,788

Market value of loaned securities	$107,842,536	$25,260,307	$10,017,500	$151,358,523

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

56 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	Royce	Royce	Royce	Royce
	Total Return	TrustShares	Opportunity	Special Equity
	Fund	Fund	Fund	Fund

ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliates	$4,149,740,006	$45,556,961	$2,142,049,715	$838,694,383
Affiliated Companies	53,382,472	–	48,801,682	75,375,727
Repurchase agreements (at cost and value)	526,563,000	9,612,000	134,141,000	119,375,000
Cash	4,808	–	1,607,242	6,133
Receivable for investments sold	529,638	229,495	13,644,925	598,881
Receivable for capital shares sold	14,895,912	101,246	4,955,847	32,650,220
Receivable for dividends and interest	9,195,828	19,249	705,597	752,395
Prepaid expenses and other assets	62,313	866	33,232	16,877

Total Assets	4,754,373,977	55,519,817	2,345,939,240	1,067,469,616

LIABILITIES:
Payable for collateral on loaned securities	12,898,745	–	225,425,603	11,532,283
Payable for investments purchased	104,966,610	679,722	14,507,471	1,552,230
Payable for capital shares redeemed	5,782,733	–	3,491,243	932,428
Payable for investment advisory fees	3,686,659	44,793	1,731,594	855,151
Payable to custodian for cash overdrawn	–	98	–	–
Accrued expenses	1,054,715	19,332	363,889	222,192

Total Liabilities	128,389,462	743,945	245,519,800	15,094,284

Net Assets	$4,625,984,515	$54,775,872	$2,100,419,440	$1,052,375,332

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,612,522,121	$40,656,876	$1,598,873,028	$848,276,832
Undistributed net investment income (loss)	27,199	–	–	79,080
Accumulated net realized gain (loss) on investments	40,203,339	2,698,130	37,362,366	3,922,467
Net unrealized appreciation (depreciation) on investments	973,231,856	11,420,866	464,184,046	200,096,953

Net Assets	$4,625,984,515	$54,775,872	$2,100,419,440	$1,052,375,332

Investment Class	$3,738,851,374	$52,891,314	$1,677,215,355	$856,537,031
Consultant Class	$501,635,093	$1,884,558		$20,276,916
Institutional Class	$124,285,741		$193,135,903	$162,818,672
Financial Intermediary Class	$261,212,307		$230,068,182	$12,742,713

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	305,021,640	4,069,554	126,058,188	43,674,748
Consultant Class	40,989,241	156,642		1,041,616
Institutional Class	10,107,561		14,478,632	8,315,519
Financial Intermediary Class	21,545,457		17,471,285	651,434

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$12.26	$13.00	$13.31	$19.61
Consultant Class (1)	$12.24	$12.03		$19.47
Institutional Class (2)	$12.30		$13.34	$19.58
Financial Intermediary Class (2)	$12.12		$13.17	$19.56

* Investments at identified cost	$3,229,890,622	$34,136,095	$1,726,667,351	$713,973,157

Market value of loaned securities	$11,946,086	$–	$218,182,536	$11,203,006

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce TrustShares Fund within three years of purchase).
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 57

STATEMENTS OF ASSETS AND LIABILITIES

	Royce Select Fund	Royce Value Fund	Royce Value Plus Fund	Royce Technology Value Fund

ASSETS:
Investments at value*
Non-Affiliates	$23,338,073	$31,550,977	$180,020,674	$35,697,233
Repurchase agreements (at cost and value)	3,220,000	7,444,000	26,178,000	2,211,000
Cash	302	109	2,500	548
Receivable for investments sold	253,364	–	–	–
Receivable for capital shares sold	50,000	1,511,534	7,549,557	67,601
Receivable for dividends and interest	11,697	14,733	45,013	110
Prepaid expenses and other assets	–	127	927	1,379

Total Assets	26,873,436	40,521,480	213,796,671	37,977,871

LIABILITIES:
Payable for investments purchased	1,828,236	1,750,817	1,255,232	–
Payable for capital shares redeemed	60,306	16,177	328,821	308,110
Payable for investment advisory fees	67,930	14,083	156,430	36,433
Accrued expenses	–	27,533	75,588	31,709

Total Liabilities	1,956,472	1,808,610	1,816,071	376,252

Net Assets	$24,916,964	$38,712,870	$211,980,600	$37,601,619

ANALYSIS OF NET ASSETS:
Paid-in capital	$16,980,991	$34,346,265	$185,528,091	$36,681,188
Undistributed net investment income (loss)	–	–	(246,390)	–
Accumulated net realized gain (loss) on investments	891,531	166,370	226,595	370,563
Net unrealized appreciation (depreciation) on investments	7,044,442	4,200,235	26,472,304	549,868

Net Assets	$24,916,964	$38,712,870	$211,980,600	$37,601,619

Investment Class	$24,916,964	$38,712,870	$211,980,600	$37,601,619

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	119,409	4,614,480	19,368,621	5,583,665

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$208.67	$8.39	$10.94	$6.73

* Investments at identified cost	$16,293,631	$27,350,742	$153,548,370	$35,147,365

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Select Fund within three years of purchase and 2% for Royce Technology Value Fund within six months of purchase).

58 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

DECEMBER 31, 2004

	Royce 100 Fund	Royce Discovery Fund	Royce Financial Services Fund	Royce Dividend Value Fund

ASSETS:
Investments at value*
Non-Affiliates	$7,433,200	$2,980,702	$1,256,527	$1,384,952
Repurchase agreements (at cost and value)	1,307,000	236,000	204,000	386,000
Cash	331	842	5,439	5,216
Receivable for investments sold	63,639	–	–	–
Receivable for capital shares sold	65,318	165	960	215
Receivable for dividends and interest	5,498	618	1,644	2,420
Prepaid expenses and other assets	68	41	19	9

Total Assets	8,875,054	3,218,368	1,468,589	1,778,812

LIABILITIES:
Payable for investments purchased	113,701	–	45,335	124,348
Payable for capital shares redeemed	5,056	–	–	–
Payable for investment advisory fees	–	–	–	–
Accrued expenses	7,972	1,245	5,418	4,045

Total Liabilities	126,729	1,245	50,753	128,393

Net Assets	$8,748,325	$3,217,123	$1,417,836	$1,650,419

ANALYSIS OF NET ASSETS:
Paid-in capital	$7,404,266	$2,797,945	$1,267,588	$1,485,081
Undistributed net investment income (loss)	–	(4,270)	–	–
Accumulated net realized gain (loss) on investments	140,039	9,005	128	601
Net unrealized appreciation (depreciation) on investments	1,204,020	414,443	150,120	164,737

Net Assets	$8,748,325	$3,217,123	$1,417,836	$1,650,419

Investment Class	$8,748,325	$3,217,123	$1,417,836	$1,650,419

SHARES OUTSTANDING:
(unlimited number of $.001 par value
shares authorized for each Fund)
Investment Class	1,277,338	503,200	250,338	291,901

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$6.85	$6.39	$5.66	$5.65

* Investments at identified cost	$6,229,180	$2,566,259	$1,106,407	$1,220,215

(1)	Offering and redemption price per share; shares redeemed within six months of purchase are subject to a 1% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 59

STATEMENTS OF CHANGES IN NET ASSETS

	Pennsylvania Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/04	Year ended 12/31/03

INVESTMENT OPERATIONS:
Net investment income (loss)	$(9,162,190)	$(5,092,130)	$(7,119,421)	$(5,551,909)	$(10,423,588)	$(3,510,992)
Net realized gain (loss) on investments	113,934,931	72,954,257	67,207,876	47,180,743	118,466,810	51,501,430
Net change in unrealized appreciation
(depreciation) on investments	198,326,330	264,976,223	27,022,698	142,024,554	398,822,087	369,341,050

Net increase (decrease) in net assets from investment operations	303,099,071	332,838,350	87,111,153	183,653,388	506,865,309	417,331,488

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–	–	–
Consultant Class	–	–	–	–	–	–
Institutional Class			–	–	–	–
Financial Intermediary Class		–	–	–	–	–
Net realized gain on investments
Investment Class	(60,341,929)	(31,783,095)	(42,716,301)	(15,908,718)	(131,048,297)	(16,040,608)
Consultant Class	(37,887,815)	(18,795,840)	(15,620,233)	(5,415,196)	(1,153,428)	(40,936)
Institutional Class			(528,342)	(368,623)	(3,776,526)	(227,770)
Financial Intermediary Class		(5)	(102,415)	(6,725)	(3,176,505)	(305,169)

Total distributions	(98,229,744)	(50,578,940)	(58,967,291)	(21,699,262)	(139,154,756)	(16,614,483)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	399,764,759	241,454,486	80,412,061	117,202,530	1,161,984,791	643,811,626
Consultant Class	220,269,642	133,493,476	28,203,606	56,887,288	20,355,465	5,416,623
Institutional Class			–	9,499,389	78,625,319	17,249,712
Financial Intermediary Class		4,086,353	1,018,173	174,489	49,666,056	22,437,906
Distributions reinvested
Investment Class	47,785,285	25,964,221	40,183,518	15,006,731	123,888,623	15,323,699
Consultant Class	37,209,584	18,400,660	15,393,303	5,351,881	1,127,437	39,846
Institutional Class			528,340	368,622	3,009,484	227,770
Financial Intermediary Class		4	102,412	6,724	3,176,504	304,437
Value of shares redeemed
Investment Class	(176,169,523)	(71,043,493)	(101,639,890)	(89,400,642)	(375,088,516)	(185,629,530)
Consultant Class	(61,434,358)	(34,311,911)	(23,650,795)	(22,513,056)	(2,013,525)	(438,705)
Institutional Class			(5,000,000)	–	(8,740,165)	(1,553,693)
Financial Intermediary Class		(4,508,443)	(173,375)	(16,599)	(22,484,759)	(3,821,098)
Shareholder redemption fees
Investment Class	91,236	35,311	38,721	112,446	374,927	72,264
Consultant Class	18,776	–	4,063	–	1,791	–

Net increase (decrease) in net assets from capital share transactions	467,535,401	313,570,664	35,420,137	92,679,803	1,033,883,432	513,440,857

NET INCREASE (DECREASE) IN NET ASSETS	672,404,728	595,830,074	63,563,999	254,633,929	1,401,593,985	914,157,862
NET ASSETS:
Beginning of year	1,324,042,717	728,212,643	586,585,133	331,951,204	1,774,815,020	860,657,158

End of year	$1,996,447,445	$1,324,042,717	$650,149,132	$586,585,133	$3,176,409,005	$1,774,815,020

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(3,683,304)	$–	$(3,171,728)	$–	$–	$–

60 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce TrustShares Fund

	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/04	Year ended 12/31/03

INVESTMENT OPERATIONS:
Net investment income (loss)	$(39,235,326)	$(15,513,877)	$34,596,972	$20,782,203	$(530,216)	$(344,071)
Net realized gain (loss) on investments	223,686,531	88,983,464	90,736,052	27,944,214	8,922,430	1,781,792
Net change in unrealized appreciation (depreciation) on investments	328,519,772	770,792,528	501,980,794	465,759,059	492,000	9,947,644

Net increase (decrease) in net assets from investment operations	512,970,977	844,262,115	627,313,818	514,485,476	8,884,214	11,385,365

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	(32,072,227)	(16,167,094)	–	–
Consultant Class			(482,963)	–	–	–
Institutional Class			(1,088,201)	(303,203)
Financial Intermediary Class			(1,891,793)	(370,816)
Consultant B Class					–	–
Net realized gain on investments
Investment Class	(166,436,268)	(13,032,103)	(50,201,250)	(17,132,980)	(4,848,120)	(734,653)
Consultant Class			(6,748,606)	(2,295,719)	(189,655)	(15,721)
Institutional Class			(1,613,788)	(463,070)
Financial Intermediary Class			(3,553,954)	(544,760)
Consultant B Class					(1,050,854)	(173,139)

Total distributions	(166,436,268)	(13,032,103)	(97,652,782)	(37,277,642)	(6,088,629)	(923,513)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	2,166,338,469	974,384,614	1,463,527,509	1,173,867,666	9,773,344	1,855,479
Consultant Class			164,755,546	156,854,956	902,341	276,526
Institutional Class			49,918,077	62,979,802
Financial Intermediary Class			135,644,866	113,392,700
Consultant B Class					–	57,457
Distributions reinvested
Investment Class	157,688,991	12,258,988	74,978,512	30,392,271	4,847,313	734,513
Consultant Class			7,090,653	2,254,836	189,652	15,720
Institutional Class			2,398,034	739,753
Financial Intermediary Class			5,222,998	825,130
Consultant B Class					1,045,335	173,139
Value of shares redeemed
Investment Class	(947,839,560)	(559,181,585)	(517,963,364)	(305,877,903)	(313,936)	(226,655)
Consultant Class			(37,176,274)	(23,141,646)	(6,325)	(3,200)
Institutional Class			(9,717,484)	(3,121,487)
Financial Intermediary Class			(40,612,557)	(8,213,091)
Consultant B Class					(6,874,460)	(114,293)
Shareholder redemption fees
Investment Class	594,267	235,948	368,761	233,619	–	–
Consultant Class			14,820	–	–	–

Net increase (decrease) in net assets from capital share transactions	1,376,782,167	427,697,965	1,298,450,097	1,201,186,606	9,563,264	2,768,686

NET INCREASE (DECREASE) IN NET ASSETS	1,723,316,876	1,258,927,977	1,828,111,133	1,678,394,440	12,358,849	13,230,538
NET ASSETS:
Beginning of year	3,046,100,457	1,787,172,480	2,797,873,382	1,119,478,942	42,417,023	29,186,485

End of year	$4,769,417,333	$3,046,100,457	$4,625,984,515	$2,797,873,382	$54,775,872	$42,417,023

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(16,429,835)	$(3,039,842)	$27,199	$3,057,180	$–	$–

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 61

STATEMENTS OF CHANGES IN NET ASSETS

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Select Fund

	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/04	Year ended 12/31/03

INVESTMENT OPERATIONS:
Net investment income (loss)	$(9,943,620)	$(6,297,993)	$9,241,916	$1,770,232	$(352,103)	$(335,665)
Net realized gain (loss) on investments	178,518,721	116,360,240	32,693,728	12,724,670	4,485,342	2,444,277
Net change in unrealized appreciation (depreciation) on investments	121,887,282	439,927,307	76,504,323	122,568,175	(102,053)	5,655,208

Net increase (decrease) in net assets from investment operations	290,462,383	549,989,554	118,439,967	137,063,077	4,031,186	7,763,820

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	(7,804,108)	(1,741,563)	–	–
Consultant Class			(9,894)	(4,676)
Institutional Class	–	–	(1,245,981)	(16,829)
Financial Intermediary Class	–	–	(102,853)	(16,005)
Net realized gain on investments
Investment Class	(110,004,477)	(59,107,050)	(28,374,174)	(5,850,220)	(2,900,802)	(1,990,151)
Consultant Class			(671,126)	(70,689)
Institutional Class	(12,522,158)	(3,797,962)	(4,149,128)	(44,361)
Financial Intermediary Class	(14,918,769)	(4,058,138)	(416,903)	(44,630)

Total distributions	(137,445,404)	(66,963,150)	(42,774,167)	(7,788,973)	(2,900,802)	(1,990,151)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	527,003,633	417,175,468	254,497,176	476,853,222	3,156,947	1,389,981
Consultant Class			9,564,013	9,153,449
Institutional Class	104,750,852	35,002,745	147,561,017	13,008,340
Financial Intermediary Class	139,480,482	57,966,736	11,091,090	5,268,767
Distributions reinvested
Investment Class	99,601,474	54,491,209	32,599,944	6,939,152	2,705,223	1,671,236
Consultant Class			660,502	71,996
Institutional Class	10,085,826	3,788,153	5,086,493	48,142
Financial Intermediary Class	14,915,105	4,058,138	519,755	60,635
Value of shares redeemed
Investment Class	(387,748,729)	(224,420,212)	(221,070,970)	(288,392,576)	(3,729,945)	(3,384,758)
Consultant Class			(1,215,274)	(98,445)
Institutional Class	(19,531,141)	(14,187,546)	(8,167,573)	(251,965)
Financial Intermediary Class	(29,616,118)	(16,342,132)	(4,780,528)	(272,134)
Shareholder redemption fees
Investment Class	588,945	141,098	259,712	686,180	14,660	6,521
Consultant Class			661	–

Net increase (decrease) in net assets from capital share transactions	459,530,329	317,673,657	226,606,018	223,074,763	2,146,885	(317,020)

NET INCREASE (DECREASE) IN NET ASSETS	612,547,308	800,700,061	302,271,818	352,348,867	3,277,269	5,456,649
NET ASSETS:
Beginning of year	1,487,872,132	687,172,071	750,103,514	397,754,647	21,639,695	16,183,046

End of year	$2,100,419,440	$1,487,872,132	$1,052,375,332	$750,103,514	$24,916,964	$21,639,695

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$–	$–	$79,080	$–	$–	$–

62 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Value Fund		Royce Value Plus Fund		Royce Technology Value Fund

	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/04	Year ended 12/31/03

INVESTMENT OPERATIONS:
Net investment income (loss)	$(91,248)	$(16,614)	$(652,371)	$(79,477)	$(1,164,571)	$(723,144)
Net realized gain (loss) on investments	903,640	192,190	1,502,509	1,411,409	5,710,431	4,603,267
Net change in unrealized appreciation (depreciation) on investments	3,511,843	822,583	23,013,806	3,817,799	(14,480,226)	15,505,253

Net increase (decrease) in net assets from investment operations	4,324,235	998,159	23,863,944	5,149,731	(9,934,366)	19,385,376

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–	–	–
Net realized gain on investments
Investment Class	(715,106)	(84,399)	(717,699)	(766,753)	(4,067,154)	(119,202)

Total distributions	(715,106)	(84,399)	(717,699)	(766,753)	(4,067,154)	(119,202)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	33,607,211	1,921,043	197,807,106	14,919,287	23,441,296	138,943,911
Distributions reinvested
Investment Class	676,672	83,818	663,438	725,169	3,906,053	109,249
Value of shares redeemed
Investment Class	(3,228,194)	(203,454)	(30,188,581)	(3,558,327)	(78,478,320)	(60,908,995)
Shareholder redemption fees
Investment Class	13,739	454	146,998	2,710	326,226	211,656

Net increase (decrease) in net assets from capital share transactions	31,069,428	1,801,861	168,428,961	12,088,839	(50,804,745)	78,355,821

NET INCREASE (DECREASE) IN NET ASSETS	34,678,557	2,715,621	191,575,206	16,471,817	(64,806,265)	97,621,995
NET ASSETS:
Beginning of year	4,034,313	1,318,692	20,405,394	3,933,577	102,407,884	4,785,889

End of year	$38,712,870	$4,034,313	$211,980,600	$20,405,394	$37,601,619	$102,407,884

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$–	$–	$(246,390)	$–	$–	$–

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 63

STATEMENTS OF CHANGES IN NET ASSETS

	Royce 100 Fund		Royce Discovery Fund		Royce Financial Services Fund	Royce Dividend Value Fund

	Year ended 12/31/04	Period ended 12/31/03*	Year ended 12/31/04	Period ended 12/31/03**	Year ended 12/31/04***	Period ended 12/31/04****

INVESTMENT OPERATIONS:
Net investment income (loss)	$(16,269)	$(3,602)	$(21,965)	$(2,866)	$(1,649)	$(1,340)
Net realized gain (loss) on investments	360,271	10,673	58,266	2,888	22,079	1,941
Net change in unrealized appreciation (depreciation) on investments	1,024,000	180,020	262,572	151,871	150,120	164,737

Net increase (decrease) in net assets from investment operations	1,368,002	187,091	298,873	151,893	170,550	165,338

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	–	–	–	–
Net realized gain on investments
Investment Class	(210,006)	(1,256)	(31,588)	–	(20,302)	–

Total distributions	(210,006)	(1,256)	(31,588)	–	(20,302)	–

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	5,182,730	2,321,875	2,177,444	1,207,416	1,249,398	1,506,622
Distributions reinvested
Investment Class	193,823	1,255	31,342	–	20,222	–
Value of shares redeemed
Investment Class	(288,958)	(7,320)	(618,592)	–	(2,032)	(21,541)
Shareholder redemption fees
Investment Class	1,089	–	335	–	–	–

Net increase (decrease) in net assets from capital share transactions	5,088,684	2,315,810	1,590,529	1,207,416	1,267,588	1,485,081

NET INCREASE (DECREASE) IN NET ASSETS	6,246,680	2,501,645	1,857,814	1,359,309	1,417,836	1,650,419
NET ASSETS:
Beginning of period	2,501,645	–	1,359,309	–	–	–

End of period	$8,748,325	$2,501,645	$3,217,123	$1,359,309	$1,417,836	$1,650,419

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$–	$–	$(4,270)	$–	$–	$–

*	From June 30, 2003 (commencement of operations) to December 31, 2003.
**	From October 3, 2003 (commencement of operations) to December 31, 2003.
***	The Fund commenced operations on December 31, 2003.
****	From May 3, 2004 (commencement of operations) to December 31, 2004.

64 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS			YEAR ENDED DECEMBER 31, 2004

	Pennsylvania Mutual Fund	Royce Micro-Cap Fund	Royce Premier Fund	Royce Low-Priced Stock Fund	Royce Total Return Fund	Royce TrustShares Fund	Royce Opportunity Fund	Royce Special Equity Fund

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates	$9,367,520	$2,630,230	$11,218,884	$9,497,354	$65,410,179	$210,560	$9,190,274	$17,565,541
Affiliated Companies	84,243	–	2,527,894	4,733,196	1,817,616	–	68,940	1,520,797
Interest	1,478,420	437,034	3,232,957	4,111,358	12,602,099	39,836	986,210	958,929
Securities lending	173,404	129,542	54,749	766,884	40,289	–	391,461	9,665

Total income	11,103,587	3,196,806	17,034,484	19,108,792	79,870,183	250,396	10,636,885	20,054,932

Expenses:
Investment advisory fees	12,166,317	8,423,611	23,748,783	50,782,465	35,296,542	470,206	18,018,729	9,257,528
Distribution fees – Investment Class	–	–	–	9,803,524	–	95,635	–	–
Distribution fees – Consultant Class	5,993,437	1,496,507	142,457		3,924,940	11,654		171,486
Distribution fees – Financial Intermediary Class		2,328	121,795		484,289		382,973	22,300
Distribution fees – Consultant B Class						75,776
Shareholder servicing	880,058	442,262	1,901,458	4,049,815	3,282,660	59,216	1,196,446	676,212
Shareholder reports	531,462	194,528	665,308	1,120,586	970,608	22,367	291,252	228,564
Custody	269,398	139,549	318,447	500,222	557,535	49,434	426,973	182,591
Administrative and office facilities	142,006	59,182	199,818	343,900	305,804	4,455	165,662	82,847
Registration	114,238	46,647	192,698	244,314	311,027	30,799	135,151	101,421
Trustees’ fees	49,950	20,295	71,470	121,757	108,512	1,545	63,614	29,274
Audit	34,589	19,726	39,589	42,452	47,315	9,863	34,589	29,726
Legal	23,174	9,500	31,527	54,492	48,275	1,639	26,235	13,107
Other expenses	61,148	26,809	84,151	144,543	123,433	3,800	67,655	35,775

Total expenses	20,265,777	10,880,944	27,517,501	67,208,070	45,460,940	836,389	20,809,279	10,830,831
Fees waived by investment adviser and distributor	–	(532,321)	–	(8,863,952)	–	(24,073)	–	–
Expenses reimbursed by investment advisor –
Consultant Class	–	(8,305)	–		–	(31,704)		–
Institutional Class		(12,432)	(9,857)		(2,532)		(23,726)	–
Financial Intermediary Class		(11,659)	(49,572)		(185,197)		(205,048)	(17,815)

Net expenses	20,265,777	10,316,227	27,458,072	58,344,118	45,273,211	780,612	20,580,505	10,813,016

Net investment income (loss)	(9,162,190)	(7,119,421)	(10,423,588)	(39,235,326)	34,596,972	(530,216)	(9,943,620)	9,241,916

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
Non-Affiliates	115,530,743	64,189,931	117,206,018	228,985,686	90,895,856	8,922,430	175,107,828	32,687,413
Affiliated Companies	(1,595,812)	3,017,945	1,260,792	(5,299,155)	(159,804)	–	3,410,893	6,315
Net change in unrealized appreciation (depreciation) on investments	198,326,330	27,022,698	398,822,087	328,519,772	501,980,794	492,000	121,887,282	76,504,323

Net realized and unrealized gain (loss) on investments	312,261,261	94,230,574	517,288,897	552,206,303	592,716,846	9,414,430	300,406,003	109,198,051

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$303,099,071	$87,111,153	$506,865,309	$512,970,977	$627,313,818	$8,884,214	$290,462,383	$118,439,967

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ROYCE FUNDS ANNUAL REPORT 2004 | 65

STATEMENTS OF OPERATIONS			YEAR ENDED DECEMBER 31, 2004

	Royce Select Fund	Royce Value Fund	Royce Value Plus Fund	Royce Technology Value Fund	Royce 100 Fund	Royce Discovery Fund	Royce Financial Services Fund	Royce Dividend Value Fund

INVESTMENT INCOME:
Income:
Dividends
Non-Affiliates	$192,345	$59,724	$245,857	$9,960	$48,798	$10,665	$12,275	$7,364
Interest	17,169	25,945	110,401	21,109	5,519	3,183	1,780	3,093

Total income	209,514	85,669	356,258	31,069	54,317	13,848	14,055	10,457

Expenses:
Investment advisory fees	561,617	118,981	776,239	902,529	47,373	24,035	10,540	7,918
Distribution fees – Investment Class	–	29,745	194,060	150,421	11,843	6,009	2,635	1,979
Shareholder servicing	–	27,295	54,258	67,843	25,457	25,249	11,681	8,194
Shareholder reports	–	14,183	70,591	72,302	5,952	4,683	1,086	1,704
Custody	–	26,200	47,517	40,957	18,854	15,952	7,581	5,934
Administrative and office facilities	–	559	3,835	7,999	307	180	84	28
Registration	–	29,444	43,443	24,404	15,895	14,737	7,397	10,649
Trustees’ fees	–	228	1,564	2,502	116	67	29	14
Audit	–	7,397	7,897	7,397	7,397	7,397	7,500	7,500
Legal	–	86	573	1,305	47	27	13	4
Other expenses	–	1,245	2,712	3,659	1,109	806	952	377

Total expenses	561,617	255,363	1,202,689	1,281,318	134,350	99,142	49,498	44,301
Fees waived by investment advisor and distributor		(78,446)	(194,060)	(85,678)	(59,216)	(30,044)	(13,175)	(9,897)
Expenses reimbursed by investment advisor –
Investment Class	–	–	–	–	(4,548)	(33,285)	(20,619)	(22,607)

Net expenses	561,617	176,917	1,008,629	1,195,640	70,586	35,813	15,704	11,797

Net investment income (loss)	(352,103)	(91,248)	(652,371)	(1,164,571)	(16,269)	(21,965)	(1,649)	(1,340)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments
Non-Affiliates	4,485,342	903,640	1,502,509	5,710,431	360,271	58,266	22,079	1,941
Net change in unrealized appreciation (depreciation) on investments	(102,053)	3,511,843	23,013,806	(14,480,226)	1,024,000	262,572	150,120	164,737

Net realized and unrealized gain (loss) on investments	4,383,289	4,415,483	24,516,315	(8,769,795)	1,384,271	320,838	172,199	166,678

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$4,031,186	$4,324,235	$23,863,944	$(9,934,366)	$1,368,002	$298,873	$170,550	$165,338

66 | THE ROYCE FUNDS ANNUAL REPORT 2004	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

													Ratio of Expenses
	Net	Net	Net Realized		Distributions	Distributions							to Average Net Assets		Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	and Unrealized Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

PENNSYLVANIA MUTUAL FUND – INVESTMENT CLASS

2004 (c)	$8.88	$(0.02)	$1.81	$1.79	$—	$(0.53)	$(0.53)	$—	$10.14	20.2%		$1,243,059	0.89%	0.89%	(0.20)%	32%
2003 (c)	6.59	(0.01)	2.66	2.65	—	(0.36)	(0.36)	—	8.88	40.3%		839,604	0.93%	0.93%	(0.17)%	30%
2002 (c)	7.39	(0.01)	(0.67)	(0.68)	—	(0.12)	(0.12)	—	6.59	(9.2)%		462,152	0.94%	0.94%	(0.13)%	33%
2001	6.88	0.02	1.22	1.24	(0.03)	(0.70)	(0.73)	—	7.39	18.4%		445,171	0.99%	0.99%	0.24%	39%
2000	7.28	0.05	1.19	1.24	(0.01)	(1.63)	(1.64)	—	6.88	18.4%		369,346	1.03%	1.03%	0.63%	45%
PENNSYLVANIA MUTUAL FUND – CONSULTANT CLASS

2004 (c)	$8.65	$(0.11)	$1.76	$1.65	$—	$(0.53)	$(0.53)	$—	$9.77	19.1%		$753,388	1.89%	1.89%	(1.20)%	32%
2003 (c)	6.50	(0.09)	2.60	2.51	—	(0.36)	(0.36)	—	8.65	38.7%		484,439	1.94%	1.94%	(1.19)%	30%
2002 (c)	7.36	(0.08)	(0.66)	(0.74)	—	(0.12)	(0.12)	—	6.50	(10.1)%		266,061	1.97%	1.97%	(1.16)%	33%
2001	6.87	(0.04)	1.22	1.18	—	(0.69)	(0.69)	—	7.36	17.5%		137,787	1.73%	1.97%	(0.50)%	39%
2000	7.28	(0.01)	1.19	1.18	—	(1.59)	(1.59)	—	6.87	17.5%		128,247	1.73%	2.00%	(0.07)%	45%
ROYCE MICRO-CAP FUND – INVESTMENT CLASS

2004 (c)	$14.93	$(0.15)	$2.47	$2.32	$—	$(1.54)	$(1.54)	$—	$15.71	15.8%		$473,248	1.47%	1.56%	(0.94)%	44%
2003 (c)	10.16	(0.13)	5.47	5.34	—	(0.57)	(0.57)	—	14.93	52.6%		431,808	1.48%	1.67%	(1.09)%	44%
2002 (c)	11.85	(0.12)	(1.48)	(1.60)	—	(0.10)	(0.10)	0.01	10.16	(13.4)%		262,981	1.49%	1.73%	(1.05)%	31%
2001	9.78	(0.07)	2.32	2.25	—	(0.19)	(0.19)	0.01	11.85	23.1%		203,233	1.49%	1.75%	(0.69)%	30%
2000	9.50	(0.02)	1.58	1.56	—	(1.28)	(1.28)	—	9.78	16.7%		140,148	1.49%	1.82%	(0.22)%	71%
ROYCE MICRO-CAP FUND – CONSULTANT CLASS

2004 (c)	$14.39	$(0.29)	$2.36	$2.07	$—	$(1.54)	$(1.54)	$—	$14.92	14.6%		$169,813	2.47%	2.56%	(1.94)%	44%
2003 (c)	9.91	(0.25)	5.30	5.05	—	(0.57)	(0.57)	—	14.39	51.0%		144,451	2.49%	2.74%	(2.10)%	44%
2002 (c)	11.68	(0.22)	(1.45)	(1.67)	—	(0.10)	(0.10)	—	9.91	(14.3)%		68,963	2.49%	2.78%	(2.06)%	31%
2001 (c)	9.71	(0.18)	2.34	2.16	—	(0.19)	(0.19)	—	11.68	22.3%		6,598	2.49%	3.50%	(1.71)%	30%
2000	9.45	(0.11)	1.55	1.44	—	(1.18)	(1.18)	—	9.71	15.5%		1,610	2.49%	3.80%	(1.27)%	71%
ROYCE MICRO-CAP FUND – INSTITUTIONAL CLASS (a)

2004 (c)	$14.94	$(0.13)	$2.48	$2.35	$—	$(1.54)	$(1.54)	$—	$15.75	16.0%		$5,936	1.35%	1.60%	(0.82)%	44%
2003 (c)	14.56	(0.03)	0.98	0.95	—	(0.57)	(0.57)	—	14.94	6.6	%**	10,125	1.29%*	1.77%*	(0.93)%*	44%
ROYCE MICRO-CAP FUND – FINANCIAL INTERMEDIARY CLASS (b)

2004 (c)	$14.91	$(0.16)	$2.47	$2.31	$—	$(1.54)	$(1.54)	$—	$15.68	15.7%		1,152	1.49%	3.07%	(1.06)%	44%
2003 (c)	10.16	(0.15)	5.47	5.32	—	(0.57)	(0.57)	—	14.91	52.4%		202	1.49%	17.16%	(1.11)%	44%
2002 (c)	10.27	(0.04)	0.03	(0.01)	—	(0.10)	(0.10)	—	10.16	(0.1	)%**	7	1.49%*	17.46%*	(1.20)%*	31%

(a)	The Class commenced operations on October 14, 2003.
(b)	The Class commenced operations on August 20, 2002.
(c)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.

THE ROYCE FUNDS ANNUAL REPORT 2004 | 67

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

													Ratio of Expenses
	Net	Net	Net Realized		Distributions	Distributions							to Average Net Assets				Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	and Unrealized Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers		Prior to Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

ROYCE PREMIER FUND – INVESTMENT CLASS

2004 (d)	$12.90	$(0.06)	$2.99	$2.93	$—	$(0.71)	$(0.71)	$—	$15.12	22.8%		$2,975,348	1.14%		1.14%		(0.43)%		24%
2003 (d)	9.39	(0.03)	3.67	3.64	—	(0.13)	(0.13)	—	12.90	38.7%		1,713,001	1.16%		1.16%		(0.29)%		26%
2002 (d)	10.54	(0.04)	(0.77)	(0.81)	—	(0.34)	(0.34)	—	9.39	(7.8)%		848,341	1.17%		1.17%		(0.40)%		33%
2001	9.83	—	0.94	0.94	—	(0.23)	(0.23)	—	10.54	9.6%		797,248	1.19%		1.19%		(0.04)%		41%
2000	9.56	0.03	1.54	1.57	(0.03)	(1.27)	(1.30)	—	9.83	17.1%		675,653	1.20%		1.20%		0.34%		40%
ROYCE PREMIER FUND – CONSULTANT CLASS (a)

2004 (d)	$12.80	$(0.22)	$2.93	$2.71	$—	$(0.71)	$(0.71)	$—	$14.80	21.3%		$26,805	2.35%		2.35%		(1.59)%		24%
2003 (d)	10.52	(0.08)	2.49	2.41	—	(0.13)	(0.13)	—	12.80	22.9	% **	5,401	2.49	% *	4.25	% *	(1.22	)% *	26%
ROYCE PREMIER FUND – INSTITUTIONAL CLASS (b)

2004 (d)	$12.91	$(0.04)	$2.99	$2.95	$—	$(0.71)	$(0.71)	$—	$15.15	23.0%		$104,497	1.04%		1.06%		(0.30)%		24%
2003 (d)	9.39	(0.00)	3.65	3.65	—	(0.13)	(0.13)	—	12.91	38.8%		24,106	1.04%		1.14%		(0.03)%		26%
2002 (d)	9.64	(0.01)	0.10	0.09	—	(0.34)	(0.34)	—	9.39	0.9	% **	4,490	1.04	% *	1.58	% *	(0.28	)% *	33%
ROYCE PREMIER FUND – FINANCIAL INTERMEDIARY CLASS (c)

2004 (d)	$12.89	$(0.08)	$2.97	$2.89	$—	$(0.71)	$(0.71)	$—	$15.07	22.5%		$69,759	1.29%		1.39%		(0.57)%		24%
2003 (d)	9.39	(0.04)	3.67	3.63	—	(0.13)	(0.13)	—	12.89	38.6%		32,307	1.29%		1.42%		(0.33)%		26%
2002 (d)	9.48	(0.02)	0.27	0.25	—	(0.34)	(0.34)	—	9.39	2.6	% **	7,826	1.29	% *	4.69	% *	(0.62	)% *	33%
ROYCE LOW – PRICED STOCK FUND

2004 (d)	$13.98	$(0.14)	$2.04	$1.90	$—	$(0.55)	$(0.55)	$—	$15.33	13.6%		$4,769,417	1.49%		1.71%		(1.00)%		26%
2003 (d)	9.75	(0.07)	4.36	4.29	—	(0.06)	(0.06)	—	13.98	44.0%		3,046,100	1.49%		1.94%		(0.70)%		42%
2002 (d)	11.67	(0.08)	(1.83)	(1.91)	—	(0.02)	(0.02)	0.01	9.75	(16.3)%		1,787,172	1.49%		1.97%		(0.74)%		29%
2001 (d)	9.35	(0.06)	2.39	2.33	—	(0.02)	(0.02)	0.01	11.67	25.1%		1,024,693	1.49%		2.02%		(0.54)%		31%
2000	8.16	—	1.93	1.93	—	(0.74)	(0.74)	—	9.35	24.0%		130,855	1.49%		2.08%		0.04%		56%
ROYCE TOTAL RETURN FUND – INVESTMENT CLASS

2004 (d)	$10.69	$(0.11)	$1.75	$1.86	$(0.12)	$(0.17)	$(0.29)	$—	$12.26	17.5%		$3,738,851	1.15%		1.15%		1.08%		22%
2003 (d)	8.37	0.11	2.39	2.50	(0.10)	(0.08)	(0.18)	—	10.69	30.0%		2,289,013	1.18%		1.18%		1.27%		20%
2002 (d)	8.59	0.08	(0.21)	(0.13)	(0.08)	(0.01)	(0.09)	—	8.37	(1.6)%		986,455	1.20%		1.20%		1.01%		22%
2001	7.77	0.09	1.05	1.14	(0.11)	(0.21)	(0.32)	—	8.59	14.8%		509,250	1.24%		1.24%		1.14%		24%
2000	7.15	0.16	1.18	1.34	(0.15)	(0.57)	(0.72)	—	7.77	19.4%		281,562	1.25%		1.28%		2.08%		24%

(a)	The Class commenced operations on June 2, 2003.
(b)	The Class commenced operations on September 17, 2002.
(c)	The Class commenced operations on September 3, 2002.
(d)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.

68 | THE ROYCE FUNDS ANNUAL REPORT 2004

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

													Ratio of Expenses to Average Net Assets				Ratio of Net Investment income (Loss) to Average Net Assets
			Net Realized and Unrealized Gain (Loss) on Investment			Distributions from Net Realized Gain on Investments
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Total from Investment Operations	Distributions from Net Investment Income		Total Distributions	Shareholder Redemption Fees	Net reset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Net of Fee Waivers		Prior to Fee Waivers				Portfolio Turnover Rate

ROYCE TOTAL RETURN FUND – CONSULTANT CLASS (a)
2004 (f)	$10.68	$0.01	$1.73	$1.74	$(0.01)	$(0.17)	$(0.18)	$–	$12.24	16.4%		$501,635	2.13%		2.13%		0.10%		22%
2003 (f)	8.37	0.02	2.37	2.39	–	(0.08)	(0.08)	–	10.68	28.6%		309,136	2.19%		2.19%		0.26%		20%
2002 (f)	8.64	–	(0.24)	(0.24)	(0.02)	(0.01)	(0.03)	–	8.37	(2.7)%		120,737	2.20%		2.25%		0.15%		22%
2001	8.05	–	0.80	0.80	–	(0.21)	(0.21)	–	8.64	10.0	% **	3,429	2.20	% *	3.38	% *	(0.60	)% *	24%
ROYCE TOTAL RETURN FUND – INSTITUTIONAL CLASS (b)
2004 (f)	$10.71	$0.13	$1.76	$1.89	$(0.13)	$(0.17)	$(0.30)	$–	$12.30	17.8%		$124,286	1.04%		1.04%		1.20%		22%
2003 (f)	7.88	0.10	2.90	3.00	(0.09)	(0.08)	(0.17)	–	10.71	38.2	% **	67,912	1.04	% *	1.07	% *	1.54	% *	20%
ROYCE TOTAL RETURN FUND – FINANCIAL INTERMEDIARY CLASS (c)
2004 (f)	$10.57	$0.10	$1.72	$1.82	$(0.10)	$(0.17)	$(0.27)	$–	$12.12	17.4%		$261,212	1.29%		1.38%		0.95%		22%
2003 (f)	8.28	0.11	2.34	2.45	(0.08)	(0.08)	(0.16)	–	10.57	29.7%		131,813	1.28%		1.45%		1.28%		20%
2002 (f)	8.59	0.07	(0.29)	(0.22)	(0.08)	(0.01)	(0.09)	–	8.28	(2.7	)% **	12,302	1.28	% *	1.54	% *	0.97	% *	22%
ROYCE TRUSTSHARES FUND – INVESTMENT CLASS
2004 (f)	$12.19	$(0.12)	$2.57	$2.45	$–	$(1.64)	$(1.64)	$–	$13.00	20.4%		$52,891	1.49%		1.55%		(0.95)%		86%
2003 (f)	9.03	(0.08)	3.51	3.43	–	(0.27)	(0.27)	–	12.19	38.1%		34,143	1.49%		1.63%		(0.81)%		25%
2002 (f)	11.47	(0.09)	(2.07)	(2.16)	–	(0.28)	(0.28)	–	9.03	(18.9)%		23,312	1.49%		1.63%		(0.85)%		66%
2001	9.99	(0.08)	2.12	2.04	–	(0.56)	(0.56)	–	11.47	20.5%		26,145	1.49%		1.64%		(0.81)%		53%
2000	10.10	(0.05)	1.19	1.14	–	(1.25)	(1.25)	–	9.99	11.7%		19,452	1.49%		1.78%		(0.59)%		90%
ROYCE TRUSTSHARES FUND – CONSULTANT CLASS (d)
2004 (f)	$11.50	$(0.23)	$2.40	$2.17	$–	$(1.64)	$(1.64)	$–	$12.03	19.1%		$1,885	2.49%		5.21%		(1.94)%		86%
2003 (f)	8.62	(0.18)	3.33	3.15	–	(0.27)	(0.27)	–	11.50	36.7%		762	2.49%		8.20%		(1.81)%		25%
2002 (f)	11.08	(0.13)	(2.05)	(2.18)	–	(0.28)	(0.28)	–	8.62	(19.8)%		342	2.49%		10.36%		(1.97)%		66%
2001	10.83	–	0.25	0.25	–	–	–	–	11.08	2.3	% **	163	2.49	% *	50.08	% *	(1.92	)% *	53%
ROYCE TRUSTSHARES FUND – CONSULTANT B CLASS(e)
2004 (f)	$11.53	$(0.23)	$2.27	$2.04	$–	$(1.64)	$(1.64)	$–	$11.93	17.8%		$–	2.38%		2.38%		(1.88)%		86%
2003 (f)	8.64	(0.18)	3.34	3.16	–	(0.27)	(0.27)	–	11.53	36.7%		7,512	2.49%		2.50%		(1.81)%		25%
2002 (f)	11.07	(0.18)	(1.97)	(2.15)	–	(0.28)	(0.28)	–	8.64	(19.5)%		5,532	2.49%		2.55%		(1.86)%		66%
2001	9.76	(0.17)	2.04	1.87	–	(0.56)	(0.56)	–	11.07	19.2%		6,937	2.49%		2.64%		(1.81)%		53%
2000	9.91	(0.13)	1.14	1.01	–	(1.16)	(1.16)	–	9.76	10.6%		5,305	2.49%		2.77%		(1.59)%		90%

(a)	The Class commenced operations on October 16, 2001.
(b)	The Class commenced operations on March 4, 2003.
(c)	The Class commenced operations on January 3, 2002.
(d)	The Class commenced operations on December 7, 2001.
(e)	The Consultant B Class of shares was converted to Investment Class on December 15, 2004.
(f)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.

THE ROYCE FUNDS ANNUAL REPORT 2004 | 69

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

												Ratio of Expenses		Ratio of Net
	Net	Net	Net Realized		Distributions	Distributions						to Average Net Assets		Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	and Unrealized Gain (Loss) on Investments	Total from Investment Operations	from Net Investment Income	from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Net of Fee Waivers	Prior to Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

ROYCE OPPORTUNITY FUND – INVESTMENT CLASS

2004 (f)	$12.14	$(0.07)	$2.17	$2.10	$–	$(0.93)	$(0.93)	$–	$13.31	17.5%	$1,677,215	1.14%	1.14%	(0.55)%	47%
2003 (f)	7.37	(0.06)	5.41	5.35	–	(0.58)	(0.58)	–	12.14	72.9%	1,311,815	1.15%	1.15%	(0.65)%	55%
2002 (f)	9.01	(0.04)	(1.50)	(1.54)	–	(0.11)	(0.11)	0.01	7.37	(17.0)%	635,296	1.17%	1.17%	(0.49)%	46%
2001	7.78	(0.01)	1.35	1.34	–	(0.11)	(0.11)	–	9.01	17.3%	577,103	1.19%	1.19%	(0.19)%	44%
2000	7.19	–	1.40	1.40	–	(0.81)	(0.81)	–	7.78	19.9%	298,561	1.24%	1.24%	0.00%	56%
ROYCE OPPORTUNITY FUND – INSTITUTIONAL CLASS (a)

2004 (f)	$12.16	$(0.06)	$2.17	$2.11	$–	$(0.93)	$(0.93)	$–	$13.34	17.6%	$193,136	1.04%	1.06%	(0.44)%	47%
2003 (f)	7.38	(0.05)	5.41	5.36	–	(0.58)	(0.58)	–	12.16	72.9%	85,813	1.04%	1.08%	(0.54)%	55%
2002 (f)	9.01	(0.03)	(1.49)	(1.52)	–	(0.11)	(0.11)	–	7.38	(16.9)%	31,897	1.04%	1.14%	(0.32)%	46%
2001	8.71	–	0.30	0.30	–	–	–	–	9.01	3.4%**	5,173	1.04%*	1.92%*	(0.11)%*	44%
ROYCE OPPORTUNITY FUND – FINANCIAL INTERMEDIARY CLASS (b)

2004 (f)	$12.05	$(0.09)	$2.14	$2.05	$–	$(0.93)	$(0.93)	$–	$13.17	17.2%	$230,068	1.29%	1.43%	(0.70)%	47%
2003 (f)	7.33	(0.08)	5.38	5.30	–	(0.58)	(0.58)	–	12.05	72.6%	90,243	1.29%	1.45%	(0.79)%	55%
2002 (f)	8.98	(0.06)	(1.48)	(1.54)	–	(0.11)	(0.11)	–	7.33	(17.2)%	19,979	1.29%	1.50%	(0.60)%	46%
2001	7.78	(0.04)	1.35	1.31	–	(0.11)	(0.11)	–	8.98	16.9%	13,399	1.42%	1.57%	(0.52)%	44%
2000	8.12	(0.01)	0.47	0.46	–	(0.80)	(0.80)	–	7.78	6.0%**	1,100	1.49%*	2.24%*	(0.30)%*	56%
ROYCE SPECIAL EQUITY FUND – INVESTMENT CLASS

2004 (f)	$17.97	$0.20	$2.28	$2.48	$(0.18)	$(0.67)	$(0.85)	$0.01	$19.61	13.9%	$856,537	1.15%	1.15%	1.02%	17%
2003 (f)	14.24	0.05	3.86	3.91	(0.05)	(0.15)	(0.20)	0.02	17.97	27.6%	721,334	1.19%	1.19%	0.35%	22%
2002 (f)	12.37	0.02	1.73	1.75	(0.03)	–	(0.03)	0.15	14.24	15.3%	397,755	1.20%	1.20%	0.27%	41%
2001	9.55	0.11	2.71	2.82	(0.11)	–	(0.11)	0.11	12.37	30.8%	6,072	1.49%	1.76%	0.87%	124%
2000	8.31	0.12	1.23	1.35	(0.11)	–	(0.11)	–	9.55	16.3%	3,211	1.49%	2.26%	1.38%	61%
ROYCE SPECIAL EQUITY FUND – CONSULTANT CLASS (c)

2004 (f)	$17.89	$(0.02)	$2.28	$2.26	$(0.01)	$(0.67)	$(0.68)	$–	$19.47	12.7%	$20,277	2.28%	2.28%	(0.09)%	17%
2003 (f)	15.06	(0.08)	3.07	2.99	(0.01)	(0.15)	(0.16)	–	17.89	19.9%**	9,944	2.20%*	3.21%*	(0.81)%*	22%
ROYCE SPECIAL EQUITY FUND – INSTITUTIONAL CLASS (d)

2004 (f)	$17.95	$0.10	$2.40	$2.50	$(0.20)	$(0.67)	$(0.87)	$–	$19.58	14.0%	$162,819	1.07%	1.07%	1.07%	17%
2003 (f)	15.78	0.01	2.37	2.38	(0.06)	(0.15)	(0.21)	–	17.95	15.1%**	13,439	1.10%*	1.36%*	0.24%*	22%
ROYCE SPECIAL EQUITY FUND – FINANCIAL INTERMEDIARY CLASS (e)

2004 (f)	$17.95	$0.09	$2.35	$2.44	$(0.16)	$(0.67)	$(0.83)	–	$19.56	13.7%	$12,743	1.35%	1.55%	0.74%	17%
2003 (f)	16.38	(0.02)	1.80	1.78	(0.06)	(0.15)	(0.21)	–	17.95	10.9%**	5,387	1.35%*	1.79%*	(0.04)%*	22%

(a)	The Class commenced operations on December 12, 2001.
(b)	The Class commenced operations on May 23, 2000.
(c)	The Class commenced operations on June 2, 2003.
(d)	The Class commenced operations on July 25, 2003.
(e)	The Class commenced operations on October 2, 2003.
(f)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.

70 | THE ROYCE FUNDS ANNUAL REPORT 2004

FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period		Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

										Total Return		Net of Fee Waivers	Prior to Fee Waivers

ROYCE SELECT FUND

2004 (g)	$198.08	$(3.23)	$40.81	$37.58	$–	$(27.12)	$(27.12)	$0.13	$208.67	19.1%	$24,917	2.45%	2.45%	(1.54)%	53%
2003 (g)	146.01	(3.06)	73.86	70.80	–	(18.79)	(18.79)	0.06	198.08	48.7%	21,640	2.69%	2.69%	(1.74)%	30%
2002 (g)	176.97	(0.97)	(27.11)	(28.08)	–	(3.06)	(3.06)	0.18	146.01	(15.8)%	16,183	1.01%	1.01%	(0.60)%	90%
2001	147.35	(3.13)	38.97	35.84	–	(6.26)	(6.26)	0.04	176.97	24.5%	18,507	2.72%	2.72%	(2.13)%	54%
2000	141.04	(2.24)	22.38	20.14	–	(13.83)	(13.83)	–	147.35	15.0%	13,068	2.48%	2.48%	(1.71)%	114%
ROYCE VALUE FUND (a)

2004 (g)	$6.56	$(0.06)	$2.07	$2.01	$–	$(0.19)	$(0.19)	$0.01	$8.39	30.9%	$38,713	1.49%	2.15%	(0.77)%	83%
2003 (g)	4.35	(0.04)	2.40	2.36	–	(0.15)	(0.15)	–	6.56	54.3%	4,034	1.49%	3.46%	(0.73)%	181%
2002 (g)	5.89	(0.06)	(1.32)	(1.38)	–	(0.16)	(0.16)	–	4.35	(23.5)%	1,319	1.49%	3.08%	(1.26)%	89%
2001	5.00	(0.03)	0.99	0.96	–	(0.07)	(0.07)	–	5.89	19.2%**	1,491	1.49%*	4.18%*	(1.39)%*	74%
ROYCE VALUE PLUS FUND (a)

2004 (g)	$8.57	$(0.08)	$2.47	$2.39	$–	$(0.04)	$(0.04)	$0.02	$10.94	28.2%	$211,981	1.30%	1.55%	(0.84)%	56%
2003 (g)	4.97	(0.05)	4.01	3.96	–	(0.36)	(0.36)	–	8.57	79.9%	20,405	1.49%	2.01%	(0.91)%	161%
2002 (g)	5.97	(0.07)	(0.81)	(0.88)	–	(0.12)	(0.12)	–	4.97	(14.7)%	3,934	1.49%	2.10%	(1.29)%	110%
2001	5.00	(0.03)	1.10	1.07	–	(0.10)	(0.10)	–	5.97	21.5%**	2,217	1.49%*	3.71%*	(1.46)%*	62%
ROYCE TECHNOLOGY VALUE FUND (b)

2004 (g)	$8.25	$(0.15)	$(0.69)	$(0.84)	$–	$(0.72)	$(0.72)	$0.04	$6.73	(9.6)%	$37,602	1.99%	2.13%	(1.94)%	107%
2003 (g)	4.33	(0.11)	4.01	3.90	–	(0.01)	(0.01)	0.03	8.25	90.7%	102,408	1.99%	2.11%	(1.51)%	64%
2002 (g)	5.00	(0.17)	(0.50)	(0.67)	–	–	–	–	4.33	(13.4)%	4,786	1.99%	2.73%	(1.74)%	45%
ROYCE 100 FUND (c)

2004 (g)	$5.53	$(0.02)	$1.52	$1.50	$–	$(0.18)	$(0.18)	$–	$6.85	27.2%	$8,748	1.49%	2.84%	(0.34)%	97%
2003 (g)	5.00	(0.01)	0.54	0.53	–	(0.00)	(0.00)	–	5.53	10.7%**	2,502	1.49%*	3.68%*	(0.39)%*	8%
ROYCE DISCOVERY FUND (d)

2004 (g)	$5.70	$(0.05)	$0.81	$0.76	$–	$(0.07)	$(0.07)	$–	$6.39	13.4%	$3,217	1.49%	4.12%	(0.91)%	111%
2003 (g)	5.00	(0.01)	0.71	0.70	–	–	–	–	5.70	14.0%**	1,359	1.49%*	8.69%*	(1.05)%*	1%
ROYCE FINANCIAL SERVICES FUND (e)

2004 (g)	$5.00	$(0.01)	$0.76	$0.75	$–	$(0.09)	$(0.09)	$–	$5.66	15.1%	$1,418	1.49%	4.70%	(0.16)%	22%
ROYCE DIVIDEND VALUE FUND (f)

2004 (g)	$5.00	$(0.01)	$0.66	$0.65	$–	$–	$–	$–	$5.65	13.0%**	$1,650	1.49%*	5.60%*	(0.17)%*	8%

(a)	The Fund commenced operations on June 14, 2001.
(b)	The Fund commenced operations on December 31, 2001.
(c)	The Fund commenced operations on June 30, 2003.
(d)	The Fund commenced operations on October 3, 2003.
(e)	The Fund commenced operations on December 31, 2003.
(f)	The Fund commenced operations on May 3, 2004.
(g)	Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
*	Annualized.
**	Not annualized.
THE ROYCE FUNDS ANNUAL REPORT 2004 | 71

NOTES TO FINANCIAL STATEMENTS

Summary of Significant Accounting Policies:
      Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce TrustShares Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Select Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund (the “Fund” or “Funds”), are the sixteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware business trust.
      Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments:
      Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange or Nasdaq are valued at their last reported sales price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions
and Related Investment Income:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distribution in accordance with the agreement.
Distributions and Taxes:
      As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
      Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differs from those reflected in the accompanying financial statements.

 Repurchase Agreements:
      The Funds entered into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of the Funds’ assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

 Securities Lending:
      The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities.

72 | THE ROYCE FUNDS ANNUAL REPORT 2004

Capital Share Transactions (In Shares):
	Shares sold		Shares issued for reinvestment of distributions		Shares redeemed		Net increase (decrease) in shares outstanding

	Period ended 12/31/04	Period ended 12/31/03	Period ended 12/31/04	Period ended 12/31/03	Period ended 12/31/04	Period ended 12/31/03	Period ended 12/31/04	Period ended 12/31/03

Pennsylvania Mutual Fund

Investment Class	41,945,832	30,972,363	4,788,099	2,984,464	(18,729,869)	(9,517,702)	28,004,062	24,439,125
Consultant Class	23,976,793	17,587,302	3,868,233	2,167,288	(6,695,939)	(4,731,163)	21,149,087	15,023,427
Financial Intermediary Class		528,851		1		(528,852)		–
Royce Micro-Cap Fund

Investment Class	5,123,700	9,299,166	2,614,412	1,024,353	(6,536,395)	(7,279,353)	1,201,717	3,044,166
Consultant Class	1,875,139	4,741,605	1,053,615	378,760	(1,584,830)	(2,041,211)	1,343,924	3,079,154
Institutional Class	–	652,430	34,285	25,145	(334,896)	–	(300,611)	677,575
Financial Intermediary Class	64,739	13,528	6,676	460	(11,464)	(1,167)	59,951	12,821
Royce Premier Fund

Investment Class	82,256,221	58,384,341	8,337,329	1,210,321	(26,593,593)	(17,195,264)	63,999,957	42,399,398
Consultant Class	1,456,219	456,538	77,434	3,170	(144,807)	(37,752)	1,388,846	421,956
Institutional Class	5,441,712	1,507,706	202,115	17,977	(611,392)	(137,302)	5,032,435	1,388,381
Financial Intermediary Class	3,483,886	1,988,874	214,339	24,066	(1,577,299)	(339,568)	2,120,926	1,673,372
Royce Low-Priced Stock Fund

Investment Class	148,028,874	84,920,899	10,401,741	893,528	(65,129,367)	(51,288,584)	93,301,248	34,525,843
Royce Total Return Fund

Investment Class	130,787,570	126,302,584	6,352,446	3,037,876	(46,307,783)	(33,026,257)	90,832,233	96,314,203
Consultant Class	14,762,571	16,866,738	590,584	216,415	(3,319,331)	(2,560,172)	12,033,824	14,522,981
Institutional Class	4,423,915	6,579,842	202,668	71,889	(857,294)	(313,459)	3,769,289	6,338,272
Financial Intermediary Class	12,313,693	11,770,785	446,658	82,208	(3,679,636)	(874,903)	9,080,715	10,978,090
Royce TrustShares Fund

Investment Class	913,039	176,755	380,480	62,037	(24,531)	(20,129)	1,268,988	218,663
Consultant Class	74,895	25,439	16,058	1,406	(527)	(286)	90,426	26,559
Consultant B Class	–	6,467	88,139	15,445	(739,446)	(10,977)	(651,307)	10,935
Royce Opportunity Fund

Investment Class	41,398,474	41,602,910	7,685,313	4,633,605	(31,087,553)	(24,317,210)	17,996,234	21,919,305
Institutional Class	8,205,414	3,839,326	776,430	321,575	(1,559,650)	(1,426,311)	7,422,194	2,734,590
Financial Intermediary Class	11,209,418	6,140,435	1,162,518	347,741	(2,391,266)	(1,721,878)	9,980,670	4,766,298
Royce Special Equity Fund

Investment Class	13,620,772	31,122,944	1,679,596	397,663	(11,770,898)	(19,301,900)	3,529,470	12,218,707
Consultant Class	516,241	557,597	34,241	4,140	(64,676)	(5,927)	485,806	555,810
Institutional Class	7,756,436	760,366	262,461	2,761	(451,861)	(14,644)	7,567,036	748,483
Financial Intermediary Class	578,707	312,570	26,847	3,477	(254,204)	(15,963)	351,350	300,084
Royce Select Fund

Investment Class	16,370	7,314	13,007	8,527	(19,214)	(17,428)	10,163	(1,587)
Royce Value Fund

Investment Class	4,348,867	333,967	82,926	13,023	(432,114)	(35,077)	3,999,679	311,913
Royce Value Plus Fund

Investment Class	20,092,191	1,973,986	62,295	88,220	(3,165,770)	(474,351)	16,988,716	1,587,855
Royce Technology Value Fund

Investment Class	2,927,413	19,211,332	584,738	13,488	(10,348,141)	(7,909,309)	(6,835,990)	11,315,511
Royce 100 Fund

Investment Class	842,511	453,814	29,278	233	(47,153)	(1,345)	824,636	452,702
Royce Discovery Fund

Investment Class	365,196	238,623	5,088	–	(105,707)	–	264,577	238,623
Royce Financial Services Fund

Investment Class	247,030	–	3,710	–	(402)	–	250,338	–
Royce Dividend Value Fund

Investment Class	296,036	–	–	–	(4,135)	–	291,901	–
THE ROYCE FUNDS ANNUAL REPORT 2004 | 73

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment Advisor and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive management and performance fees that are computed daily and payable monthly. Royce has contractually committed to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2004.

			Committed net annual
			operating expense ratio				Period ended
	Annual contractual						December 31, 2004
	advisory fee as a			Consultant &		Financial
	percentage of		Investment	Consultant	Institutional	Intermediary	Net advisory	Advisory
	average net assets [c]		Class	B Class	Class	Class	Fees	Fees waived

Pennsylvania Mutual Fund	0.76	% [a]	N/A	N/A	N/A	N/A	$12,166,317	–
Royce Micro-Cap Fund	1.40	% [b]	1.49%	2.49%	1.35%	1.49%	7,893,618	$529,993
Royce Premier Fund	0.99%		N/A	2.49%	1.04%	1.29%	23,748,783	–
Royce Low-Priced Stock Fund	1.30	% [b]	1.49%	N/A	N/A	N/A	47,059,996	3,722,469
Royce Total Return Fund	0.99%		N/A	N/A	1.04%	1.29%	35,296,542	–
Royce TrustShares Fund	1.00%		1.49%	2.49%	N/A	N/A	470,206	–
Royce Opportunity Fund	1.00%		N/A	N/A	1.04%	1.29%	18,018,729	–
Royce Special Equity Fund	1.00%		N/A	2.49%	1.10%	1.35%	9,257,528	–
Royce Value Fund	1.00%		1.49%	N/A	N/A	N/A	70,280	48,701
Royce Value Plus Fund	1.00%		1.49%	N/A	N/A	N/A	776,239	–
Royce Technology Value Fund	1.50%		1.99%	N/A	N/A	N/A	864,986	37,543
Royce 100 Fund	1.00%		1.49%	N/A	N/A	N/A	–	47,373
Royce Discovery Fund	1.00%		1.49%	N/A	N/A	N/A	–	24,035
Royce Financial Services Fund	1.00%		1.49%	N/A	N/A	N/A	–	10,540
Royce Dividend Value Fund	1.00%		1.49%	N/A	N/A	N/A	–	7,918

[a]
Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.0% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[b]	Prior to July 1, 2004, management fees for Royce Micro-Cap Fund and Royce Low-Priced Stock Fund were calculated at the annual rate of 1.50% of the Fund’s average net assets.
[c]
From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund, 1.15% for Royce Low-Priced Stock Fund and 1.50% for Royce Technology Value Fund), the annual rates of management fees payable by each of the Funds, other than Pennsylvania Mutual Fund and Royce Select Fund, were reduced effective July 1, 2004, by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion:

•	More than $2 billion to $4 billion	.05% per annum
•	More than $4 billion to $6 billion	.10% per annum
•	Over $6 billion	.15% per annum

      Royce is entitled to receive from Royce Select Fund a performance fee of 12.5% of the Fund’s pre-fee total return, subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. The agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest and extraordinary expenses, will be paid by Royce. For the year ended December 31, 2004, the Fund accrued $561,617 of performance fees.

 Distributor: Royce Fund Services, Inc., the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce.

		Period ended December 31, 2004
	Annual contractual
	distribution fee as a percentage	Net	Distribution
	of average net assets	distribution fees	fees waived

Pennsylvania Mutual Fund – Consultant Class	1.00%	$5,993,437	–
Royce Micro-Cap Fund – Consultant Class	1.00%	1,496,507	–
Royce Micro-Cap Fund – Financial Intermediary Class	0.25%	–	$2,328
Royce Premier Fund – Consultant Class	1.00%	142,457	–
Royce Premier Fund – Financial Intermediary Class	0.25%	121,795	–
Royce Low-Priced Stock Fund – Investment Class	0.25%	4,662,041	5,141,483
Royce Total Return Fund – Consultant Class	1.00%	3,924,940	–
Royce Total Return Fund – Financial Intermediary Class	0.25%	484,289	–
Royce TrustShares Fund – Investment Class	0.25%	71,562	24,073
Royce TrustShares Fund – Consultant Class	1.00%	11,654	–
Royce TrustShares Fund – Consultant B Class	1.00%	75,776	–
Royce Opportunity Fund – Financial Intermediary Class	0.25%	382,973	–
Royce Special Equity Fund – Consultant Class	1.00%	171,486	–
Royce Special Equity Fund – Financial Intermediary Class	0.25%	22,300	–
Royce Value Fund – Investment Class	0.25%	–	29,745
Royce Value Plus Fund – Investment Class	0.25%	–	194,060
Royce Technology Value Fund – Investment Class	0.25%	102,286	48,135
Royce 100 Fund – Investment Class	0.25%	–	11,843
Royce Discovery Fund – Investment Class	0.25%	–	6,009
Royce Financial Services Fund – Investment Class	0.25%	–	2,635
Royce Dividend Value Fund – Investment Class	0.25%	–	1,979

74 | THE ROYCE FUNDS ANNUAL REPORT 2004

Purchases and Sales of Investment Securities:
      For the period ended December 31, 2004, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales		Purchases	Sales

Pennsylvania Mutual Fund	$793,727,922	$444,008,441	Royce Select Fund	$11,187,056	$13,047,802
Royce Micro-Cap Fund	236,509,832	240,027,049	Royce Value Fund	32,213,815	8,599,432
Royce Premier Fund	1,193,542,454	472,239,624	Royce Value Plus Fund	176,919,218	38,274,116
Royce Low-Priced Stock Fund	1,950,565,898	894,993,646	Royce Technology Value Fund	60,991,727	111,762,575
Royce Total Return Fund	1,813,382,624	723,245,258	Royce 100 Fund	8,180,931	4,143,511
Royce TrustShares Fund	34,906,152	35,601,496	Royce Discovery Fund	3,675,328	2,274,888
Royce Opportunity Fund	1,057,333,840	787,618,187	Royce Financial Services Fund	1,229,855	145,527
Royce Special Equity Fund	310,754,505	137,678,221	Royce Dividend Value Fund	1,271,184	52,910

Tax Information:
At December 31, 2004, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation

Pennsylvania Multual Fund	$1,530,587,976	$567,891,528	$575,607,487	$7,715,959
Royce Micro-Cap Fund	533,956,040	150,071,110	167,996,736	17,925,626
Royce Premier Fund	2,314,565,447	866,199,643	874,482,872	8,283,229
Royce Low-Priced Stock Fund	4,071,796,978	860,798,223	983,573,868	122,775,645
Royce Total Return Fund	3,757,613,681	972,071,797	1,001,149,807	29,078,010
Royce TrustShares Fund	44,052,288	11,116,673	11,278,056	161,383
Royce Opportunity Fund	1,863,396,348	461,596,049	502,160,659	40,564,610
Royce Special Equity Fund	833,362,359	200,082,751	216,015,507	15,932,756
Royce Select Fund	19,519,058	7,039,015	7,149,668	110,653
Royce Value Fund	34,806,454	4,188,523	4,362,527	174,004
Royce Value Plus Fund	179,979,430	26,219,244	27,840,864	1,621,620
Royce Technology Value Fund	37,372,177	536,056	6,048,359	5,512,303
Royce 100 Fund	7,536,180	1,204,020	1,237,897	33,877
Royce Discovery Fund	2,806,529	410,173	497,210	87,037
Royce Financial Services Fund	1,310,407	150,120	159,839	9,719
Royce Dividend Value Fund	1,606,262	164,690	165,673	983

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

Distributions during the periods ended December 31, 2004 and 2003 were characterized as follows for tax purposes:

	Ordinary Income		Long-term Capital Gains		Return of Capital

	2004	2003	2004	2003	2004	2003

Pennsylvania Mutual Fund	$4,797,948	$10,566,163	$93,431,796	$40,012,777	$–	$–
Royce Micro-Cap Fund	3,836,148	3,188,130	55,131,143	18,511,132	–	–
Royce Premier Fund	14,669,842	7,733,841	123,712,445	8,880,642	772,469	–
Royce Low-Priced Stock Fund	11,760,275	–	154,675,993	13,032,103	–	–
Royce Total Return Fund	48,833,449	32,694,940	48,819,333	4,582,702	–	–
Royce TrustShares Fund	1,393,490	183,885	4,695,139	739,628	–	–
Royce Opportunity Fund	10,054,016	10,701,147	127,391,388	56,262,003	–	–
Royce Special Equity Fund	16,523,443	7,691,528	26,250,724	97,445	–	–
Royce Select Fund	27,418	1,078,887	2,873,384	911,264	–	–
Royce Value Fund	428,330	84,399	286,776	–	–	–
Royce Value Plus Fund	391,455	766,753	326,244	–	–	–
Royce Technology Value Fund	3,691,550	36,772	375,604	82,430	–	–
Royce 100 Fund	203,038	1,256	6,968	–	–	–
Royce Discovery Fund	31,588	–	–	–	–	–
Royce Financial Services Fund	20,283	–	19	–	–	–
Royce Dividend Value Fund	–	–	–	–	–	–

THE ROYCE FUNDS ANNUAL REPORT 2004 | 75

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Tax Information: (Continued) The tax basis components of distributable earnings at December 31, 2004 were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)	Total Distributable Earnings

Pennsylvania Mutual Fund	$4,299,440	$11,922,192	$567,891,528	$ 584,113,160
Royce Micro-Cap Fund	1,982,883	10,916,261	150,071,110	162,970,254
Royce Premier Fund	–	(2,698,816)	866,199,643	863,500,827
Royce Low-Priced Stock Fund	5,525,275	23,717,691	860,798,223	890,041,189
Royce Total Return Fund	6,823,014	34,567,583	972,071,797	1,013,462,394
Royce TrustShares Fund	883,445	2,118,878	11,116,673	14,118,996
Royce Opportunity Fund	6,369,187	33,581,176	461,596,049	501,546,412
Royce Special Equity Fund	2,312,736	1,703,013	200,082,751	204,098,500
Royce Select Fund	385,948	511,010	7,039,015	7,935,973
Royce Value Fund	164,134	13,948	4,188,523	4,366,605
Royce Value Plus Fund	158,933	74,332	26,219,244	26,452,509
Royce Technology Value Fund	107,343	277,032	536,056	920,431
Royce 100 Fund	140,039	–	1,204,020	1,344,059
Royce Discovery Fund	2,333	6,672	410,173	419,178
Royce Financial Services Fund	–	128	150,120	150,248
Royce Dividend Value Fund	578	70	164,690	165,338

          For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the period ended December 31, 2004, the funds recorded the following permanent reclassifications, which relate to the current net operating losses, distribution reclassifications, dividends accrued from Real Estate Investment Trusts, investments in publicly traded partnerships, equalization credits, foreign currency translations and gains and losses from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital

Pennsylvania Mutual Fund	$5,478,886	$(13,257,141)	$7,778,255
Royce Micro-Cap Fund	3,947,693	(11,820,419)	7,872,726
Royce Premier Fund	10,423,588	(9,651,119)	(772,469)
Royce Low-Priced Stock Fund	25,845,333	(48,237,082)	22,391,749
Royce Total Return Fund	(2,091,769)	2,190,771	(99,002)
Royce TrustShares Fund	530,216	(548,592)	18,376
Royce Opportunity Fund	9,943,620	(27,421,972)	17,478,352
Royce Special Equity Fund	–	–	–
Royce Select Fund	352,103	(720,422)	368,319
Royce Value Fund	91,248	(91,248)	–
Royce Value Plus Fund	405,981	(910,952)	504,971
Royce Technology Value Fund	1,164,571	(5,069,516)	3,904,945
Royce 100 Fund	16,269	(16,041)	(228)
Royce Discovery Fund	17,695	(17,695)	–
Royce Financial Services Fund	1,649	(1,649)	–
Royce Dividend Value Fund	1,340	(1,340)	–

76 | THE ROYCE FUNDS ANNUAL REPORT 2004

Transactions in Affiliated Companies:
An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities. The following transactions were effected in shares of such companies for the year ended December 31, 2004.

Affiliated Company	Shares 12/31/03	Market Value 12/31/03	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Dividend Income	Shares 12/31/04	Market Value 12/31/04

Pennsylvania Mutual Fund
CNS	–	$–	$8,943,384	$–	$–	$84,243	839,877	$10,540,456
Hi-Tech Pharmacal	–	–	6,709,998	–	–	–	435,100	8,023,244
Horizon Health	195,100	4,223,915	3,795,852	–	–	–	353,700	9,861,156
InterVideo	209,800	2,465,150	8,755,443	–	–	–	996,800	13,187,664
Key Technology*	–	–	7,200,693	5,860,415	(1,578,007)	–
Neoware Systems	–	–	10,348,356	–	–	–	1,259,823	11,727,692
Nu Horizons Electronics	805,900	7,897,820	2,948,321	–	–	–	1,218,134	9,720,709
Nutraceutical International	424,446	4,677,395	5,992,480	–	–	–	819,746	12,632,286
Pervasive Software	398,900	2,892,025	3,925,037	–	–	–	1,237,100	5,999,935
RemedyTemp Cl. A	317,000	3,458,470	1,407,510	139,218	(17,805)	–	481,500	4,935,375
Rimage Corporation	305,796	4,841,056	4,032,124	–	–	–	570,996	9,170,196
Strattec Security	115,940	7,061,905	5,511,352	–	–	–	202,740	12,695,579
U.S. Physical Therapy	313,800	4,936,074	8,171,786	–	–	–	910,600	14,041,452
Zapata Corporation	76,700	4,447,833	3,037,456	–	–	–	126,200	7,559,380
		46,901,643			(1,595,812)	84,243		130,095,124
Royce Micro-Cap Fund
AirNet Systems	567,700	2,140,229	–	440,000	(286,084)	–	517,700	1,806,773
American Safety
Insurance Holdings*	267,500	3,506,925	–	137,083	17,770	–
Dawson Geophysical	–	–	4,630,795	1,374,564	994,105	–	325,700	7,116,545
DUSA Pharmaceuticals*	746,400	3,769,320	360,585	2,167,624	2,997,699	–
DuraSwitch Industries	699,300	1,133,565	285,390	–	–	–	835,200	1,979,424
Jaco Electronics	487,650	3,359,909	–	707,056	(72,362)	–	382,250	1,529,000
Key Technology	–	–	4,282,408	–	–	–	379,983	3,666,836
Metallica Resources*	935,600	1,627,944	5,640,105	2,157,752	(633,183)	–
Peerless Manufacturing	156,400	2,017,560	–	–	–	–	156,400	2,267,800
		17,555,452			3,017,945	–		18,366,378
Royce Premier Fund
Cabot Microelectronics	–	–	35,996,312	–	–	–	1,263,800	50,615,190
Ensign Resource Service Group	2,606,000	41,539,521	26,378,433	–	–	690,252	4,119,900	85,918,287
Ritchie Bros. Auctioneers	488,900	25,960,590	21,219,091	–	–	530,927	1,776,200	58,721,172
Simpson Manufacturing	1,124,900	57,212,414	3,976,495	–	–	358,840	2,408,400	84,053,160
Trican Well Service	–	–	39,137,724	–	–	–	1,338,000	73,956,446
Viasys Healthcare	–	–	41,942,941	–	–	–	1,981,900	37,656,100
Winnebago Industries	594,400	40,865,000	26,637,237	1,564,817	1,260,792	343,695	1,914,500	74,780,370
Woodward Governor Company	624,704	35,501,928	1,051,806	–	–	604,180	640,604	45,873,652
		201,079,453			1,260,792	2,527,894		511,574,377
Royce Low-Priced Stock Fund
AlphaSmart*	–	–	4,319,311	2,347,931	(1,123,600)	–
Antigenics*	1,713,800	19,400,216	6,888,659	3,979,617	(115,978)	–
Arctic Cat	1,545,860	38,182,742	–	399,996	119,168	431,441	1,525,860	40,465,807
Bruker BioSciences	2,156,600	9,812,530	14,288,161	–	–	–	5,562,700	22,417,681
Cache	675,700	14,074,831	1,262,222	1,500,517	774,444	–	997,300	17,971,346
Callaway Golf	2,525,600	42,556,360	30,899,556	7,307,876	(2,978,256)	1,047,074	4,144,200	55,946,700
CEVA	774,100	8,050,640	4,856,166	–	–	–	1,306,800	11,901,028
Cell Genesys	1,140,600	14,759,364	11,726,687	–	–	–	2,736,600	22,166,460
Concord Camera*	390,800	3,614,900	8,486,870	10,395,020	(7,637,238)	–
CoolBrands International	–	–	42,872,642			–	3,681,600	27,908,064
CryptoLogic	516,000	6,140,916	6,174,066	–	–	92,259	846,000	21,107,700
Discovery Partners International	1,745,300	10,733,595	723,285	–	–	–	1,885,200	8,954,700
ESS Technology	450,100	7,656,201	17,749,824	1,609,266	2,484,337	–	2,158,900	15,349,779
eFunds Corporation	2,625,400	45,550,690	18,304,767	–	–	–	3,718,800	89,288,388
Ensign Resource Service Group*	3,062,100	48,809,734	11,768,687			680,486
Exar Corporation	1,576,500	26,926,620	22,219,061	–	–	–	2,956,850	41,957,702
Forrester Research	523,600	9,356,732	8,891,895	–	–	–	1,161,100	20,830,134
Gene Logic*	1,859,600	9,651,324	1,768,858	9,444,201	(6,552,255)	–
Hecla Mining Company	6,009,900	49,822,071	35,760,979	–	–	–	11,741,500	68,452,945

THE ROYCE FUNDS ANNUAL REPORT 2004 | 77

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Transactions in Affiliated Companies (Continued):

Affiliated Company	Shares 12/31/03	Market Value 12/31/03	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Dividend Income	Shares 12/31/04	Market Value 12/31/04

Royce Low-Priced Stock Fund (continued)
Input/Output	3,274,600	$14,768,446	$27,601,172	$836,294	$3,102	$–	6,652,900	$58,811,636
Insituform Technologies Cl. A	744,800	12,289,200	30,701,207	–	–	–	2,544,900	57,692,883
Integral Systems	149,100	3,208,632	8,107,535	–	–	69,061	595,300	11,578,585
JAKKS Pacific*	1,230,600	16,194,696	–	19,228,890	5,719,964	–
Jupitermedia Corporation*	1,938,066	8,915,104	–	5,032,420	16,809,858	–
KVH Industries	–	–	14,626,182	–	–	–	1,254,100	12,290,180
Keith Companies	656,200	8,937,444	–	–	–	–	656,200	11,411,318
Lexicon Genetics	4,033,800	23,759,082	–	–	–	–	4,033,800	31,282,119
Minefinders Corporation	2,074,300	17,112,975	870,925	–	–	–	2,174,300	14,915,698
Multimedia Games	–	–	25,521,371	–	–	–	1,757,438	27,697,223
Myriad Genetics*	1,006,500	12,943,590	10,580,057	5,071,141	3,262,891	–
Navigators Group*	503,500	15,543,045	–	–	–	–
New Frontier Media	529,500	4,897,875	5,858,113	–	–	–	1,159,500	9,182,081
Northern Orion Resources	6,587,300	15,699,218	5,248,956	–	–	–	8,582,600	24,975,366
Nu Skin Enterprises Cl. A	2,662,100	45,495,289	17,522,122	1,930,097	1,915,691	953,704	3,523,900	89,436,582
Omega Protein	726,900	5,611,668	6,528,056	–	–	–	1,525,600	13,120,160
PC-Tel	530,700	5,630,727	7,258,877	–	–	–	1,358,600	10,773,698
Palm Harbor Homes	–	–	24,306,775	–	–	–	1,363,300	23,012,504
Pason Systems	–	–	26,350,299	–	–	109,560	1,055,900	32,473,028
Perrigo Company	2,830,500	44,495,460	25,077,215	1,197,298	560,460	425,394	4,126,800	71,269,836
REMEC	3,025,600	25,445,296	3,858,671	5,382,416	405,895	–	3,255,927	23,475,234
SCO Group (The)*	943,600	16,041,200	1,883,095	13,361,279	(9,471,158)	–
Select Comfort	–	–	43,466,014	–	–	–	2,563,400	45,987,396
Semitool	1,146,900	12,295,915	6,156,855	663,485	37,651	–	1,771,233	16,437,042
Silver Standard Resources	–	–	42,039,651	2,247,643	(88,738)	–	3,251,700	39,306,550
Somera Communications*	2,471,800	3,954,880	–	14,584,394	(10,005,063)	–
South African Resources*	–	–	7,691,082	–	–	–
Stride Rite	1,593,600	18,135,168	8,198,500	–	–	434,145	2,363,100	26,395,827
Tesco Corporation	1,139,800	9,266,574	8,876,140	–	–	–	2,225,600	24,259,040
Thoratec Corporation	975,900	12,696,459	32,380,883	–	–	–	3,811,200	39,712,704
Topps Company (The)	2,859,900	29,342,574	2,678,288	–	–	490,072	3,147,800	30,691,050
Total Energy Services	759,600	2,733,114	6,097,541	–	–	–	2,155,700	12,237,911
Transaction Systems
Architects Cl. A	1,912,100	43,270,823	13,374,068	1,850,732	1,073,463	–	2,561,000	50,835,850
VIVUS	2,752,200	10,430,838	1,405,823	1,970,888	(493,793)	–	2,845,000	12,660,250
		804,214,758			(5,299,155)	4,733,196		1,286,640,185
Royce Total Return Fund
Abigail Adams National Bancorp	–	–	3,075,441	–	–	53,550	199,100	3,844,621
Deswell Industries	407,300	10,589,800	2,645,508	806,629	(159,804)	456,131	476,700	11,783,547
Fauquier Bankshares	78,400	1,799,280	2,262,665	–	–	75,616	172,900	4,365,725
Hardinge	360,700	4,176,906	1,456,460	–	–	13,461	482,700	6,516,450
Mueller (Paul) Company	112,700	4,475,317	–	–	–	270,480	112,700	3,393,059
Pioneer-Standard Electronics*	145,000	7,032,500	–	–	–	489,375
Preformed Line Products	278,000	7,998,060	695,175	–	–	234,360	307,900	8,922,942
Quixote Corporation	293,500	7,164,335	3,227,003	–	–	149,898	442,900	9,004,157
Sun Hydraulics	347,650	2,499,604	–	–	–	74,745	347,650	5,551,971
		45,735,802			(159,804)	1,817,616		53,382,472
Royce Opportunity Fund
Ampex Corporation Cl. A*	292,740	199,063	9,600	762,867	5,903,160	–
Ault	294,000	787,920	80,230	–	–	–	321,100	960,089
Baldwin Technology Company Cl. A	740,300	1,702,690	15,500	–	–	–	745,300	2,235,900
Bell Industries	391,100	1,016,860	127,350	–	–	–	434,100	1,415,166
Computer Task Group	728,400	2,833,476	1,569,807	175,588	(63,591)	–	1,046,400	5,859,840
Computer Horizons	1,277,400	5,020,182	1,728,707	–	–	–	1,696,200	6,462,522
Evans & Sutherland Computer	409,625	1,843,313	655,689	–	–	–	540,125	3,764,671
Flow International	702,900	2,108,700	418,268	–	–	–	831,000	2,484,690
Gerber Scientific	914,300	7,277,828	2,451,994	–	–	–	1,265,800	9,632,738
Hawk Corporation Cl. A	553,800	2,021,370	526,686	–	–	–	631,800	5,458,752
Hurco Companies	250,000	1,337,500	1,528,701	206,448	260,355	–	345,300	5,697,450
Interphase Corporation	312,100	4,041,695	557,723	–	–	–	370,800	3,122,136
Metron Technology*	601,000	2,584,300	920,173	3,185,947	543,511	–

78 | THE ROYCE FUNDS ANNUAL REPORT 2004

Transactions in Affiliated Companies (Continued):

Affiliated Company	Shares 12/31/03	Market Value 12/31/03	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Dividend Income	Shares 12/31/04	Market Value 12/31/04

Royce Opportunity Fund (continued)
Norstan*	531,500	$1,695,485	$565,986	$3,332,843	$604,605	$–
Salton*	692,000	9,030,600	186,760	6,996,151	(3,837,147)	–
TB Wood’s Corporation	246,300	2,019,660	185,271	–	–	68,940	272,800	$1,707,728
		45,520,642			3,410,893	68,940		48,801,682
Royce Special Equity Fund
Chromcraft Revington	240,000	2,721,600	1,062,539	–	–	–	320,700	3,944,610
Flexsteel Industries	357,100	8,034,750	244,901	–	–	190,372	369,200	6,516,011
Frisch’s Restaurants	240,000	6,912,000	1,593,236	38,570	6,315	120,230	297,500	7,089,425
Hampshire Group	186,200	5,841,094	1,114,892	–	–	–	222,500	7,009,195
Hawkins	380,400	5,310,384	1,664,180	–	–	167,850	515,000	6,097,600
Hooker Furniture*	305,400	12,460,320	566,890	–	–	151,230
Met-Pro Corporation	434,999	7,025,234	2,315,842	–	–	145,775	598,400	7,958,720
National Dentex	180,200	4,324,800	998,939	–	–	–	216,000	6,577,416
National Presto Industries	375,500	13,574,325	3,279,772	–	–	444,600	458,000	20,839,000
Superior Uniform Group	392,500	6,456,625	3,670,234	–	–	300,740	625,000	9,343,750
		72,661,132			6,315	1,520,797		75,375,727
*Not an Affiliated Company at December 31, 2004.

THE ROYCE FUNDS ANNUAL REPORT 2004 | 79

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Royce Fund and the Shareholders of
Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce TrustShares Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Select Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce TrustShares Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Select Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund and Royce Dividend Value Fund (each a series of The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

80 | THE ROYCE FUNDS ANNUAL REPORT 2004

NOTES TO PERFORMANCE AND OTHER IMPORTANT INFORMATION

      The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2004, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2004 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

      The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Russell 2500, Nasdaq Composite and S&P 500 are unmanaged indices of domestic common stocks. Returns for the market indices used in this report were based on information supplied to Royce by Frank Russell. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

      The Funds invest primarily in securities of mid-, small- and/or micro-cap companies, that may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material information is always disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
      This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

      This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.

      The Royce Funds have based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov. Information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-221-4268 (toll-free), on the website of the SEC, at www.sec.gov., and on The Royce Funds’ website at www.roycefunds.com.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

THE ROYCE FUNDS ANNUAL REPORT 2004 | 81

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

      As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire six-month period ended December 31, 2004. Consultant and Financial Intermediary Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional Class shares are generally available only to institutions with a minimum account size of $1 million.

 Actual Expenses
      The first part of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2004 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
      The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% per year return before expenses)

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During the Period (1)	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During the Period (1)	Annualized Expense Ratio (2)

Investment Class
Pennsylvania Mutual Fund	$1,000.00	$1,111.00	$4.72	$1,000.00	$1,020.66	$4.52	0.89%
Royce Micro-Cap Fund	1,000.00	1,087.20	7.61	1,000.00	1,017.85	7.35	1.45%
Royce Premier Fund	1,000.00	1,087.40	5.93	1,000.00	1,019.46	5.74	1.13%
Royce Low-Priced Stock Fund	1,000.00	1,074.90	7.77	1,000.00	1,017.65	7.56	1.49%
Royce Total Return Fund	1,000.00	1,104.70	6.03	1,000.00	1,019.41	5.79	1.14%
Royce TrustShares Fund (3)	1,000.00	1,099.80	7.86	1,000.00	1,017.65	7.56	1.49%
Royce Opportunity Fund	1,000.00	1,097.40	5.96	1,000.00	1,019.46	5.74	1.13%
Royce Special Equity Fund	1,000.00	1,046.50	5.81	1,000.00	1,019.46	5.74	1.13%
Royce Select Fund	1,000.00	1,093.10	5.10	1,000.00	1,020.26	4.93	0.97%
Royce Value Fund	1,000.00	1,153.00	8.06	1,000.00	1,017.65	7.56	1.49%
Royce Value Plus Fund	1,000.00	1,127.90	6.63	1,000.00	1,018.90	6.29	1.24%
Royce Technology Value Fund	1,000.00	952.00	9.76	1,000.00	1,015.13	10.08	1.99%
Royce 100 Fund	1,000.00	1,120.50	7.94	1,000.00	1,017.65	7.56	1.49%
Royce Discovery Fund	1,000.00	1,080.40	7.79	1,000.00	1,017.65	7.56	1.49%
Royce Financial Services Fund	1,000.00	1,139.40	8.01	1,000.00	1,017.65	7.56	1.49%
Royce Dividend Value Fund	1,000.00	1,123.30	7.95	1,000.00	1,017.65	7.56	1.49%
Consultant Class
Pennsylvania Mutual Fund	1,000.00	1,105.80	10.00	1,000.00	1,015.63	9.58	1.89%
Royce Micro-Cap Fund	1,000.00	1,081.60	12.87	1,000.00	1,012.77	12.45	2.46%
Royce Premier Fund	1,000.00	1,081.00	13.03	1,000.00	1,012.62	12.60	2.49%
Royce Total Return Fund	1,000.00	1,099.70	11.19	1,000.00	1,014.48	10.74	2.12%
Royce TrustShares Fund (3)	1,000.00	1,093.20	13.10	1,000.00	1,012.62	12.60	2.49%
Royce Special Equity Fund	1,000.00	1,040.50	11.44	1,000.00	1,013.93	11.29	2.23%

82 | THE ROYCE FUNDS ANNUAL REPORT 2004

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)(continued)

				HYPOTHETICAL
		ACTUAL		(5% per year return before expenses)

	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During the Period (1)	Beginning Account Value 7/1/04	Ending Account Value 12/31/04	Expenses Paid During the Period (1)	Annualized Expense Ratio (2)

Institutional Class
Royce Micro-Cap Fund	$1,000.00	$1,088.30	$7.09	$1,000.00	$1,018.35	$6.85	1.35%
Royce Premier Fund	1,000.00	1,088.00	5.46	1,000.00	1,019.91	5.28	1.04%
Royce Total Return Fund	1,000.00	1,106.40	5.51	1,000.00	1,019.91	5.28	1.04%
Royce Opportunity Fund	1,000.00	1,097.20	5.48	1,000.00	1,019.91	5.28	1.04%
Royce Special Equity Fund	1,000.00	1,047.00	5.45	1,000.00	1,019.81	5.38	1.06%

Financial Intermediary Class
Royce Micro-Cap Fund	1,000.00	1,086.60	7.82	1,000.00	1,017.65	7.56	1.49%
Royce Premier Fund	1,000.00	1,086.20	6.76	1,000.00	1,018.65	6.55	1.29%
Royce Total Return Fund	1,000.00	1,103.70	6.82	1,000.00	1,018.65	6.55	1.29%
Royce Opportunity Fund	1,000.00	1,095.90	6.80	1,000.00	1,018.65	6.55	1.29%
Royce Special Equity Fund	1,000.00	1,045.20	6.94	1,000.00	1,018.35	6.85	1.35%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 366 days (to reflect the half year period).

(2)	Annualized expense ratio used to derive figures in the table based on the most recent fiscal half year.
(3)	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

FEDERAL TAX INFORMATION (Unaudited)

      In January 2005, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2004, if applicable. Information regarding the amount of Qualified Dividend Income and Dividends Received Deduction is available at www.roycefunds.com or by calling 1-800-221-4268.

THE ROYCE FUNDS ANNUAL REPORT 2004 | 83

TRUSTEES AND OFFICERS
All Trustees and Officers may be reached c/o The Royce Funds, 1414 Avenue of the Americas, New York, NY 10019
NAME AND POSITION:	Charles M. Royce, Trustee, * President	NAME AND POSITION:	Arthur S. Mehlman, Trustee
Age: 65	Number of Funds Overseen: 21	Age: 63	Number of Funds Overseen: 21
Tenure: Since 1982	Non-Royce Directorships: Director of Technology Investment Capital Corp.	Tenure: Since 2004	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 23 Legg Mason Funds and Director of Municipal Mortgage & Equity, LLC.

Principal Occupation(s) During Past Five Years: President, Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”) (since October 2001), the Trust’s investment adviser.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation and University of Maryland College Park Foundation (nonprofits). Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

NAME AND POSITION:	Mark R. Fetting, Trustee *
Age: 50	Number of Funds Overseen: 21	NAME AND POSITION:	David L. Meister, Trustee
Tenure: Since 2001	Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 23 Legg Mason Funds.	Age: 65	Number of Funds Overseen: 21
		Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Executive Vice President of Legg Mason, Inc.; Member of Board of Managers of Royce (since October 2001); Division President and Senior Officer, Prudential Financial Group, Inc. and related companies, including Fund Boards and consulting services to subsidiary companies (from 1991 to 2000). Mr. Fetting’s prior business experience includes having served as Partner, Greenwich Associates and Vice President, T. Rowe Price Group, Inc.

Principal Occupation(s) During Past Five Years: Chairman and Chief Executive Officer of The Tennis Channel (since June 2000). Chief Executive Officer of Seniorlife.com (from December 1999 to May 2000). Mr. Meister’s prior business experience includes having served as a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

NAME AND POSITION:	Donald R. Dwight, Trustee	NAME AND POSITION:	G. Peter O’Brien, Trustee
Age: 73	Number of Funds Overseen: 21	Age: 59	Number of Funds Overseen: 21
Tenure: Since 1998	Non-Royce Directorships: None	Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 23 Legg Mason Funds; Director of Renaissance Capital Greenwich Fund and Director of Technology Investment Capital Corp.

Principal Occupation(s) During Past Five Years: President of Dwight Partners, Inc., corporate communications consultant; Chairman (from 1982 to March 1998) and Chairman Emeritus (since March 1998) of Newspapers of New England, Inc. Mr. Dwight’s prior experience includes having served as Lieutenant Governor of the Commonwealth of Massachusetts, as President and Publisher of Minneapolis Star and Tribune Company and as a Trustee of the registered investment companies constituting the Eaton Vance Funds.

Principal Occupation(s) During Past Five Years: Trustee of Colgate University; President of Hill House, Inc.; Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).
NAME AND POSITION:             John D. Diederich, Vice President and Treasurer
Age: 53
Tenure: Since 2001
Principal Occupation(s) During Past Five Years: Managing Director, Chief Operating Officer and Member of Board of Managers of Royce (since October 2001); Director of Administration of the Trust since April 1993.

NAME AND POSITION:             Jack E. Fockler, Jr., Vice President
Age: 46
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1989.

NAME AND POSITION:             W. Whitney George, Vice President
Age: 46
Tenure: Since 1995
Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

NAME AND POSITION:             Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 42
Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

NAME AND POSITION:             John E. Denneen, Secretary
Age: 37
Tenure: 1996-2001 and Since April 2002
Principal Occupation(s) During Past Five Years: General Counsel (Deputy General Counsel prior to 2003), Principal, Chief Legal and Compliance Officer and Secretary of Royce (1996-2001 and since April 2002); Principal of Credit Suisse First Boston Private Equity (2001-2002).

NAME AND POSITION:	Richard M. Galkin, Trustee
Age: 66	Number of Funds Overseen: 21
Tenure: Since 1982	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

NAME AND POSITION:	Stephen L. Isaacs, Trustee
Age: 65	Number of Funds Overseen: 21
Tenure: Since 1989	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

NAME AND POSITION:	William L. Koke, Trustee
Age: 70	Number of Funds Overseen: 21
Tenure: Since 1996	Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Financial planner with Shoreline Financial Consultants. Mr. Koke’s prior business experience includes having served as Director of Financial Relations of SONAT, Inc., Treasurer of Ward Foods, Inc. and President of CFC, Inc.

*	Interested Trustee.
Each trustee will hold office until the Trust’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge by calling 1-800-221-4268.

84 | THE ROYCE FUNDS ANNUAL REPORT 2004

TheRoyceFunds

Wealth Of Experience
With approximately $20.9 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes six other Portfolio Managers, as well as eight assistant portfolio managers and analysts, and six traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $74 million invested in The Royce Funds.

General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268 Shareholder Services (800) 841-1180 Automated Telephone Services (800) 78-ROYCE (787-6923)	Advisor Services
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

Broker/Dealer Services
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

www.roycefunds.com
This report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.
OE-RPT-1204

Item 2:  Code(s) of Ethics – As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3:  Audit Committee Financial Expert –

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman was designated by the Board of Trustees as the Registrant’s Audit Committee Financial Expert, effective April 15, 2004. Mr. Mehlman is “independent” as defined under Item 3 of Form N-CSR.

Item 4:  Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2004 - $243,200
Year ended December 31, 2003 - $222,640

(b)	Audit-Related Fees:
Year ended December 31, 2004 - $0
Year ended December 31, 2003 - $0

(c)	Tax Fees:
Year ended December 31, 2004 - $77,280 Preparation of tax returns and excise tax review
Year ended December 31, 2003 - $64,260 Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2004 - $0
Year ended December 31, 2003 - $0

(e)(1)           Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

                   If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

                   Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2004 - $77,280
Year ended December 31, 2003 - $66,295

(h)                No such services were rendered during 2004. The Registrant’s Audit Committee has determined that the provision of non-audit services that were rendered during 2003 to Royce Fund Services, Inc. ("RFS"), the Registrant’s distributor and a wholly-owned subsidiary of the Registrant’s investment adviser, were compatible with maintaining the principal accountant’s independence. For such services during 2003, which did not relate to the operations or financial reporting of the Registrant, RFS paid the Registrant’s accountants $2,035.

Item 5:  Not Applicable.

Item 6:  Not Applicable.

Item 7:  Not applicable.

Item 8:  Not Applicable.

Item 9:  Not Applicable.

Item 10:  Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11:  Exhibits attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: February 28, 2005		Date: February 28, 2005